                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                                                                File No. 2-28871
                                                               File No. 811-1485

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]

     Pre-Effective Amendment No.                                         [ ]
                                -----
     Post-Effective Amendment No. 68                                     [X]
                                 -----
                                             AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]

      Amendment No.   68
                   --------

                         DELAWARE GROUP EQUITY FUNDS III
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            2005 Market Street, Philadelphia, Pennsylvania            19103-7094
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918
                                                                  --------------

      Richelle S. Maestro, 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                            August 29, 2003
                                                            --------------------

It is proposed that this filing will become effective:

            Immediately upon filing pursuant to paragraph (b)
-----------
     X      on August 29, 2003 pursuant to paragraph (b)
-----------
            60 days after filing pursuant to paragraph (a) (1)
-----------
            on (date) pursuant to paragraph (a)(1)
-----------
            75 days after filing pursuant to paragraph (a) (2)
-----------
            on (date) pursuant to paragraph (a)(2) of Rule 485
-----------

If appropriate:

               this post-effective amendment designates a new effective date
------------
for a previously filed  post-effective amendment

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 68 to Registration File No. 2-28871 includes the following:


1. Facing Page

2. Contents Page

3. Part A - Prospectuses

4. Part B - Statement of Additional Information

5. Part C - Other Information

6. Signatures

7. Exhibits

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



GROWTH EQUITY




Prospectus  August 29, 2003
--------------------------------------------------------------------------------
            DELAWARE AMERICAN SERVICES FUND
            CLASS A o CLASS B o CLASS C o CLASS R














            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
            APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
            UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

     ...................................................................
     Fund profile                                               page 2
     Delaware American Services Fund                                 2
     ...................................................................
     How we manage the Fund                                     page 5
     Our investment strategies                                       5
     The securities we typically invest in                           6
     The risks of investing in the Fund                              8
     ...................................................................
     Who manages the Fund                                      page 10
     Investment manager                                             10
     Portfolio managers                                             10
     Who's who?                                                     11
     ...................................................................
     About your account                                        page 12
     Investing in the Fund                                          12
        Choosing a share class                                      12

        Dealer compensation                                         15

     How to reduce your sales charge                                16
     How to buy shares                                              17
     Retirement plans                                               18
     How to redeem shares                                           19
     Account minimums                                               20
     Special services                                               21
     Dividends, distributions and taxes                             22
     ...................................................................
     Financial highlights                                      page 23
     ...................................................................
     Glossary                                                  page 27

Profile: Delaware American Services Fund

What is the Fund's goal?

   Delaware American Services Fund seeks to provide long-term capital growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

   o Investors with long-term financial goals.

   o Investors seeking an investment primarily in common stocks.

   o Investors seeking exposure to the capital appreciation opportunities of the service sectors of the market.

Who should not invest in the Fund

   o Investors with short-term financial goals.

   o Investors whose primary goal is current income.

   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

   o Investors who are unwilling to accept the risks of a non-diversified, more concentrated fund focusing on companies in limited market sectors.

What are the Fund's main investment strategies? We invest primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. The Fund may from time to time focus more on any one of these sectors over the others and may invest in securities of companies in other service sectors. The Fund employs a bottom-up stock selection approach to find companies we believe to be the leading companies in each of these sectors. We evaluate a stock's characteristics as well as the individual company's management capabilities and financial strength. The stocks can be of any size or market capitalization, including securities of emerging or other growth-oriented companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in American services companies (the "80% policy") and may invest up to 20% of its net assets in foreign securities.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices.

Although the Fund will not invest more than 25% of its net assets in any one industry, the Fund may from time to time invest a significant portion of its assets in the financial services, business services or consumer services sectors. In instances when there is greater concentration in the financial services sector, the Fund may be particularly sensitive to changes in the general market and economic conditions that affect that sector. Financial services companies are subject to extensive government regulation which tends to limit the financial commitments that the companies can make and the interest rates and other fees they can charge. These limitations can have a significant effect on the profitability of a financial services company. Also, financial services companies may be hurt when interest rates rise sharply, although not all participants are affected equally. These stocks may also be vulnerable to rapidly rising inflation. Moreover, government deregulation of the industry may stall, which could limit the profit potential of industry participants. In instances where the Fund concentrates more heavily in the other two sectors, the Fund may be particularly sensitive to the general market and other economic conditions affecting companies within those sectors.

In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short term.

The Fund is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Because of the small number of different stocks held by the Fund, a change in the price of any single stock may have a significant effect on the Fund's performance. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risk.

The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware American Services Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Class A shares for the past three calendar years as well as the average annual returns of all shares for the one-year and lifetime periods. Returns for Class R shares are not shown because the shares have not commenced operations. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps.

Year-by-year total return (Class A)

38.79%    12.07%    -7.82%
----------------------------
 2000      2001      2002

As of June 30, 2003, the Fund`s Class A shares had a calendar year-to-date return of 24.56%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 33.79% for the quarter ended March 31, 2000 and its lowest quarterly return was -15.86% for the quarter ended September 30, 2002.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

Average annual returns for periods ending 12/31/02                                                             1 year     Lifetime**
------------------------------------------------------------------------------------------------------------------------------------
                                                   Class A return before taxes                                 -13.09%      11.24%
                                                   ---------------------------------------------------------------------------------
                                                   Class A return after taxes on distributions                 -15.84%       6.93%
                                                   ---------------------------------------------------------------------------------
                                                   Class A return after taxes on distributions and sale of
                                                      Fund shares                                               -7.91%       7.03%
                                                   ---------------------------------------------------------------------------------
                                                   Class B return before taxes*                                -11.88%       0.03%
                                                   ---------------------------------------------------------------------------------
                                                   Class C return before taxes*                                 -9.47%       1.62%
                                                   ---------------------------------------------------------------------------------
                                                   S&P 500 Composite Stock Index (reflects no deduction for
                                                      fees, expenses or taxes)                                 -22.09%     -14.54%
                                                   ---------------------------------------------------------------------------------

   The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.
   After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

  *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be -8.53% and 1.68% for the one-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be -8.63% and 1.62% for the one-year and lifetime periods, respectively.
 **Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A shares of the Fund was December 29, 1999 and Class B and Class C shares was February 28, 2001. S&P 500 Composite Stock Index return is for the Fund's Class A lifetime period. Index return for Class B and Class C lifetimes was -15.80%.

What are the Fund's fees and expenses?   CLASS                                               A           B            C           R
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly     Maximum sales charge (load) imposed
from your investments when you buy or       on purchases as a percentage of
sell shares of the Fund. You do not         offering price                               5.75%        none         none        none
pay sales charges when you buy or sell   -------------------------------------------------------------------------------------------
Class R shares.                          Maximum contingent deferred sales
                                            charge (load) as a percentage of
                                            original purchase price or
                                            redemption price, whichever
                                            is lower                                      none(1)    4.00%(2)     1.00%(3)     none
                                         -------------------------------------------------------------------------------------------
                                         Maximum sales charge (load)
                                            imposed on reinvested dividends               none        none         none        none
                                         -------------------------------------------------------------------------------------------
                                         Redemption fees                                  none        none         none        none
                                         -------------------------------------------------------------------------------------------
                                         Exchange fees(4)                                 none        none         none        none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are       Management fees                                 0.75%       0.75%        0.75%       0.75%
deducted from the Fund's assets.         -------------------------------------------------------------------------------------------
                                         Distribution and service (12b-1) fees(5)        0.30%       1.00%        1.00%       0.60%
                                         -------------------------------------------------------------------------------------------
                                         Other expenses                                  1.06%       1.06%        1.06%       1.06%
                                         -------------------------------------------------------------------------------------------
                                         Total operating expenses                        2.11%       2.81%        2.81%       2.41%
                                         -------------------------------------------------------------------------------------------
                                         Fee waivers and payments(5),(6)                (0.66%)     (0.61%)      (0.61%)     (0.61%)
                                         -------------------------------------------------------------------------------------------
                                         Net expenses                                    1.45%       2.20%        2.20%       1.80%


------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you     CLASS(8)                   A           B            B           C            C           R
compare the cost of investing in the                                            (if redeemed)             (if redeemed)
Fund to the cost of investing in other   -------------------------------------------------------------------------------------------
mutual funds with similar investment     1 year                  $714        $223         $623        $223         $323        $183
objectives. We show the cumulative       -------------------------------------------------------------------------------------------
amount of Fund expenses on a             3 years               $1,138        $814       $1,089        $814         $814        $693
hypothetical investment of $10,000       -------------------------------------------------------------------------------------------
with an annual 5% return over the        5 years               $1,587      $1,430       $1,655      $1,430       $1,430      $1,230
time shown.(7) This is an example only,  -------------------------------------------------------------------------------------------
and does not represent future            10 years              $2,827      $2,926       $2,926      $3,094       $3,094      $2,700
expenses, which may be greater or        -------------------------------------------------------------------------------------------
less than those shown here.


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(5) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares' 12b-1 fee through August 31, 2004 to no more than 0.25% of average daily net assets.
(6) The investment manager has contracted to waive fees and pay expenses through August 31, 2004 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(8) Class B shares automatically convert to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

     We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund strives to identify companies that offer the potential for long-term price appreciation. We invest at least 80% of the Fund's net assets in U.S. companies in the financial services, business services and consumer services industries. From time to time, the Fund may focus its investments on companies in one of these sectors over companies in the other two and may invest in companies outside of these three service sectors.

The Fund employs a bottom-up stock selection approach to find companies we believe to be the leading companies in the services sectors of the economy. In our search for such companies, we will evaluate a stock's current valuation by reviewing such factors as price-to-earnings, price-to-book, price-to-free cashflow and revenues, as well as historic and projected earnings and growth rates. Additional factors, including cost of capital and employee utilization characteristics, such as revenue per employee, may also be taken into account.

Once we identify stocks that have attractive characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, the potential for the company to develop new products or markets, how high the company's return on equity is, and how stringent the company's financial and accounting policies are.

The Fund will invest in the common stocks of companies in the financial services industry. These may include, but are not limited to:

o Regional and money center banks
o Thrift and savings banks
o Insurance companies

o Home, auto and other specialty finance companies

o Securities brokerage firms
o Investment management firms
o Publicly traded, government-sponsored financial intermediaries
o Financial conglomerates

The Fund will invest in the common stocks of companies in the business services industry. These may include, but are not limited to:

o Database management companies
o Environmental services companies
o Consulting firms
o Advertising companies
o Contract product distribution companies
o Employment and staffing companies
o Telemarketing firms
o Credit card processing companies

The Fund will invest in the common stocks of companies in the consumer services industry. These may include, but are not limited to:

o Retail services
o Cable, media and publishing companies
o Leisure, lodging and entertainment companies
o Telecommunications companies
o Restaurants

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-------------------------------------------------------------- ----------------------------------------------------------
                          Securities                                               How we use them
-------------------------------------------------------------- ----------------------------------------------------------
Common stocks: Securities that represent shares of ownership   We invest at least 65% of the Fund's total assets in equity
in a corporation. Stockholders participate in the              securities (including common stocks and convertible
corporation's profits and losses, proportionate to the         securities). Generally, however, we invest 90% to 100% of
number of shares they own.                                     net assets in common stock. The Fund may invest in common
                                                               stocks of any market capitalization.

American Depositary Receipts (ADRs): ADRs are issued by a      We may invest without limit in ADRs and will do so when we
U.S. bank and represent the bank's holdings of a stated        believe they offer greater value and greater appreciation
number of shares of a foreign corporation. An ADR entitles     potential than U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Convertible securities: Usually preferred stocks or            The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of      them on the basis of the common stock into which they can
shares of common stock at a predetermined price.               be converted, not on the basis of the debt ratings of the
                                                               convertible securities.

Repurchase agreements: An agreement between a buyer of         Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities, in   short-term investment for its cash position. In order to
which the seller agrees to buy the securities back within a    enter into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,      collateral of 102% of the repurchase price. The Fund may
plus an amount equal to an agreed upon interest rate.          not have more than 10% of its assets in repurchase
Repurchase agreements are often viewed as equivalent to        agreements with maturities of over seven days. The Fund
cash.                                                          will only enter into repurchase agreements in which the
                                                               collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities whose       The Fund may invest in privately placed securities including
resale is restricted under securities law.                     those that are eligible for resale only among certain
                                                               institutional buyers without registration, which are
                                                               commonly known as Rule 144A Securities.
-------------------------------------------------------------- ----------------------------------------------------------

-------------------------------------------------------------- ----------------------------------------------------------
                            Securities                                               How we use them
-------------------------------------------------------------- ----------------------------------------------------------
Options and futures: Options represent a right to buy or       If we have stocks in the Fund that have unrealized gains
sell a security at an agreed upon price at a future date.      because of past appreciation, we would want to protect those
The purchaser of an option may or may not choose to go         gains when we anticipate adverse conditions. We might use
through with the transaction.                                  options or futures to neutralize the effect of any price
                                                               declines, without selling the security. For example, we
Futures contracts are agreements for the purchase or sale of   might buy a put option giving us the right to sell the stock
securities at a specified price, on a specified date. Unlike   at a specific price on a specific date in the future. If
an option, a futures contract must be executed unless it is    prices then fell, our decline would be offset by the gain on
sold before the settlement date.                               the put option. On the other hand, if prices rose, we would lose the amount paid for the put option, but we would still
Certain options and futures may be considered to be            own the stock, and could benefit from the appreciation.
derivative securities.
                                                               Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Illiquid securities: Securities that do not have a ready       The Fund may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at         illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
-------------------------------------------------------------- ----------------------------------------------------------

The Fund may also invest in other securities including warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities and other securities in which the Fund may invest.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year, if for example the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-------------------------------------------------------------- ----------------------------------------------------------
                            Risks                                             How we strive to manage them
-------------------------------------------------------------- ----------------------------------------------------------
Market risk is the risk that all or a majority of the          We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond          securities that we believe can continue to provide returns
market-will decline in value because of factors such as        over an extended period of time regardless of interim market
economic conditions, future expectations or investor           fluctuations. We do not try to predict overall stock market
confidence.                                                    movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of       Although the Fund will not invest more than 25% of its net
securities in a particular industry or the value of an         assets in any one industry, it may from time to time invest
individual stock or bond will decline because of changing      a significant portion of its assets in the financial
expectations for the performance of that industry or for the   services, business services or consumer services sectors. As
individual company issuing the stock.                          a consequence, the value of Fund shares can be expected to fluctuate in response to economic, political or regulatory developments affecting companies in those sectors, and may fluctuate more widely than shares of a fund that invests in a broader range of industries or sectors. For example, to
                                                               the extent that the Fund invests more heavily in the
                                                               financial services sector, the Fund may be more susceptible to any single economic, political or regulatory development affecting the financial services industry.

                                                               To seek to reduce these risks, we limit the amount of the
                                                               Fund's assets invested in any one industry and we follow a rigorous selection process before choosing securities for
                                                               the Fund.

Interest rate risk is the risk that securities, particularly   The Fund can invest in small- or mid-cap companies and we
bonds with longer maturities, will decrease in value if        seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates    with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by      situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money     ability to finance future expansion and operations. The
to finance operations, may also be adversely affected by       potential impact that rising interest rates might have on a
rising interest rates. Financial services companies may also   stock is taken into consideration before a stock is
be affected by interest rate changes because such changes      purchased. The Fund holds a mix of different financial
impact their cost of capital and profitability.                companies some of which may be more or less sensitive to
                                                               interest rate changes.

Foreign risk is the risk that foreign securities may be        The Fund typically invests only a small portion of its
adversely affected by political instability, changes in        portfolio in foreign securities or ADRs. When we do purchase
currency exchange rates, foreign economic conditions or        foreign securities, they are often denominated in U.S.
inadequate regulatory and accounting standards.                dollars. We also tend to avoid markets where we believe
                                                               accounting standards or the regulatory structure are
                                                               underdeveloped.
-------------------------------------------------------------- ----------------------------------------------------------

-------------------------------------------------------------- ----------------------------------------------------------
                          Risks                                              How we strive to manage them
-------------------------------------------------------------- ----------------------------------------------------------
Small company risk is the risk that prices of smaller          The Fund seeks opportunities among companies of all sizes.
companies may be more volatile than larger companies because   However, because the Fund does not concentrate specifically
of limited financial resources or dependence on narrow         on small or medium-sized companies, this risk may be
product lines.                                                 balanced by holdings of larger companies.

Liquidity risk is the possibility that securities cannot be    We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.

Non-diversified funds risk: Non-diversified investment         The Fund will not be diversified under the 1940 Act.
companies have the flexibility to invest as much as 50% of     Although the Fund may invest a significant portion of its
their assets in as few as two issuers with no single issuer    assets in a particular industry and related industries, it
accounting for more than 25% of the portfolio. The remaining   generally will not be heavily invested in any single issuer.
50% of the portfolio must be diversified so that no more
than 5% of a fund's assets is invested in the securities of
a single issuer. Since a non-diversified fund may invest its assets in fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund were
fully diversified because changes in the price of any one
portfolio security may affect a larger portion of the fund's overall assets.

Futures and options risk is the possibility that a fund may    We will not use futures and options for speculative reasons.
experience a significant loss if it employs an options or      We may use futures and options to protect gains in the
futures strategy related to a security or a market index and   portfolio without actually selling a security. We may also
that security or index moves in the opposite direction from    use options and futures to quickly invest excess cash so
what the portfolio manager anticipated. Futures and options    that the portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
-------------------------------------------------------------- ----------------------------------------------------------

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was not paid a fee for the last fiscal year, which includes a reduction due to expense caps.

Portfolio managers

John A. Heffern, Marshall T. Bassett and Lori P. Wachs have primary responsibility for making day-to-day investment decisions for Delaware American Services Fund. Mr. Heffern has been managing the Fund since its inception. Mr. Bassett and Ms. Wachs joined Mr. Heffern on November 5, 2001. In making decisions for the Fund, the portfolio managers regularly consult with Gerald S. Frey.

John A. Heffern, Senior Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has 24 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Who's who?

The following describes the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------        The Fund      ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 10 for details)               ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary wholesaler         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  Shareholders
                                                                  ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

       Choosing a share class

CLASS  o Class A shares have an up-front sales charge of up to 5.75% that you
  A pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

       o If you invest $50,000 or more, your front-end sales charge will be reduced.

       o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge", and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

       o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

       o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

       o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

Class A sales charges --------------------------------------------------------------------------------------------------------------
                                                                Sales charge as %                   Sales charge as %
                           Amount of purchase                   of offering price                   of amount invested
                      --------------------------------------------------------------------------------------------------------------
                           Less than $50,000                         5.75%                               6.10%

                        $50,000 but under $100,000                   4.75%                               4.99%

                       $100,000 but under $250,000                   3.75%                               3.90%

                       $250,000 but under $500,000                   2.50%                               2.56%

                      $500,000 but under $1 million                  2.00%                               2.04%
                      --------------------------------------------------------------------------------------------------------------
                      As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares.
                      However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer's
                      Compensation below for a description of the amount of dealer commission paid.
                      --------------------------------------------------------------------------------------------------------------
                                                                Sales charge as %                   Sales charge as %
                           Amount of purchase                   of offering price                   of amount invested
                      --------------------------------------------------------------------------------------------------------------
                         $1 million up to $5 million                 none                                none

                      Next $20 million up to $25 million             none                                none

                           Amount over $25 million                   none                                none
                      --------------------------------------------------------------------------------------------------------------

CLASS  o Class B shares have no up-front sales charge, so the full amount of
  B your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

       o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

       o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

       o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

       o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

       o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


CLASS  o Class C shares have no up-front sales charge, so the full amount of
  C your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

       o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

       o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

       o Unlike Class B shares, Class C shares do not automatically convert into another class.

       o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS  o Class R shares have no up-front sales charge, so the full amount of
  R your purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

       o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

       o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

       o Unlike Class B shares, Class R shares do not automatically convert into another class.

       o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement recordkeeping system that are offering R Class shares to participants.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any account holding Class A shares as of June 1, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Dealer compensation

Your financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                             CLASS A(1)        CLASS B(2)            CLASS C(3)             CLASS R(4)
----------------------------------------------------------------------------------------------------------------------
Commission (%)                                     -             4.00%                  1.00%                     -

Investment up to $49,999                       5.00%                 -                      -                     -

$50,000 to $99,999                             4.00%                 -                      -                     -

$100,000 to $249,999                           3.00%                 -                      -                     -

$250,000 to $499,999                           2.00%                 -                      -                     -

$500,000 to $999,999                           1.60%                 -                      -                     -

$1,000,000 to $4,999,999                       1.00%                 -                      -                     -

$5,000,000 to $24,999,999                      0.50%                 -                      -                     -

$25,000,000 or more                            0.25%                 -                      -                     -

12b-1 Fee to Dealer                            0.30%             0.25%                  1.00%                 0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through August 31, 2004.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. Class R shares have no up-front sales charge.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Share class
      Program                        How it works                       A                            B                    C
-----------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you               X               Although the Letter of Intent and Rights of
                           agree to invest a certain amount                             Accumulation do not apply to the purchase of
                           in Delaware Investments Funds                                Class B and Class C shares, you can combine
                           (except money market funds with                              your purchase of Class A shares with your
                           no sales charge) over a 13-month                             purchase of Class B and Class C shares to
                           period to qualify for reduced                                fulfill your Letter of Intent or qualify for
                           front-end sales charges.                                     Rights of Accumulation.

Rights of Accumulation     You can combine your holdings or             X
                           purchases of all funds in the
                           Delaware Investments family
                           (except money market funds with
                           no sales charge) as well as the
                           holdings and purchases of your
                           spouse and children under 21 to
                           qualify for reduced front-end
                           sales charges.

Reinvestment of            Up to 12 months after you redeem      For Class A, you       For Class B, your         Not available.
Redeemed Shares            shares, you can reinvest the          will not have to pay   account will be
                           proceeds without paying a sales       an additional          credited with the
                           charge as noted to the right.         front-end sales        contingent deferred
                                                                 charge.                sales charge you
                                                                                        previously paid on
                                                                                        the amount you are
                                                                                        reinvesting. Your
                                                                                        schedule for
                                                                                        contingent deferred
                                                                                        sales charges and
                                                                                        conversion to Class
                                                                                        A will not start
                                                                                        over again; it will
                                                                                        pick up from the
                                                                                        point at which you
                                                                                        redeemed your
                                                                                        shares.

SIMPLE IRA, SEP/IRA,       These investment plans may                   X               There is no reduction in sales charges for
SAR/SEP, Prototype Profit  qualify for reduced sales                                    Class B or Class C shares by group purchases
Sharing, Pension, 401(k),  charges by combining the                                     by retirement plans.
SIMPLE 401(k), 403(b)(7),  purchases of all members of the
and 457 Retirement Plans   group. Members of these groups
                           may also qualify to purchase
                           shares without a front-end sales
                           charge and may qualify for a
                           waiver of any contingent
                           deferred sales charges.
-----------------------------------------------------------------------------------------------------------------------------------

16

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25. The minimum initial purchase for a Coverdell Education Savings Account (formerly Education
IRA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certicates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------
Automatic Investing Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access

Account access is a password protected area of Delaware Investments' web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

Wealth Builder Option

With the Wealth Builder Option
you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

--------------------------------------------------------------------------------
MoneyLine(SM) On Demand Service

Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes

Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

                                                                                                                            Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended  12/29/99(1)
                                                                                                                   6/30     through
The Financial           Delaware American Services Fund                                   2003        2002         2001     6/30/00
highlights tables       ------------------------------------------------------------------------------------------------------------
are intended to help      Net asset value, beginning of period                         $10.890     $10.160      $10.540     $ 8.500
you understand the
Fund's financial          Income (loss) from investment operations:
performance. All
"per share"               Net investment income (loss)(2)                               (0.011)     (0.039)      (0.008)      0.010
information reflects
financial results         Net realized and unrealized gain on investments                1.232       0.784        2.061       2.030
for a single Fund                                                                      -------     -------      -------     -------
share. This               Total from investment operations                               1.221       0.745        2.053       2.040
information has been                                                                   -------     -------      -------     -------
audited by Ernst &        Less dividends and distributions:
Young LLP, whose
report, along with        Dividends from net investment income                               -           -       (0.015)          -
the Fund's financial
statements, is            Distributions from net realized gain on investments           (0.851)     (0.015)      (1.741)          -
included in the
Fund's annual             In excess of net gain on investments                               -           -       (0.677)          -
report, which is                                                                       -------     -------      -------     -------
available upon            Total dividends and distributions                             (0.851)     (0.015)      (2.433)          -
request by calling                                                                     -------     -------      -------     -------
800 523-1918.
Financial highlights      Net asset value, end of period                               $11.260     $10.890      $10.160     $10.540
for Class R shares                                                                     =======     =======      =======     =======
are not shown
because the shares        Total return(3)                                               12.92%       7.34%       21.21%      24.00%
have not commenced
operations.               Ratios and supplemental data:

                          Net assets, end of period (000 omitted)                       $6,397      $3,778       $1,671        $774

                          Ratio of expenses to average net assets                        1.22%       1.45%        0.98%       0.75%

                          Ratio of expenses to average net assets prior to expense
                             limitation and expenses paid indirectly                     2.10%       2.96%        2.64%       1.22%

                          Ratio of net investment income (loss) to average net assets   (0.12%)     (0.37%)      (0.09%)      0.20%

                          Ratio of net investment loss to average net assets prior to
                             expense limitation and expenses paid indirectly            (1.00%)     (1.88%)      (1.75%)     (0.27%)

                          Portfolio turnover                                              153%        311%         502%        988%
                          ----------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.

                                                                                        Class B
-----------------------------------------------------------------------------------------------
                                                                      Year ended     2/28/01(1)
                                                                             6/30       through
Delaware American Services Fund                                  2003        2002       6/30/01
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.800     $10.140      $ 9.470

Income (loss) from investment operations:

Net investment loss(2)                                         (0.080)     (0.119)      (0.031)

Net realized and unrealized gain on investments                 1.201       0.794        0.701
                                                              -------     -------      -------
Total from investment operations                                1.121       0.675        0.670
                                                              -------     -------      -------

Less dividends and distributions from:

Net investment income                                               -           -            -

Net realized gain on investments                               (0.851)     (0.015)           -
                                                              -------     -------      -------
Total dividends and distributions                              (0.851)     (0.015)           -
                                                              -------     -------      -------

Net asset value, end of period                                $11.070     $10.800      $10.140
                                                              =======     =======      =======

Total return(3)                                                12.04%       6.66%        7.07%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $4,838      $3,484         $638

Ratio of expenses to average net assets                         1.97%       2.20%        2.20%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      2.81%       3.71%        6.02%

Ratio of net investment loss to average net assets             (0.87%)     (1.12%)      (1.08%)

Ratio of net investment loss to average net assets prior to
   expense limitation and expenses paid indirectly             (1.71%)     (2.63%)      (4.90%)

Portfolio turnover                                               153%        311%         502%
-----------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitations not been in effect.

                                                                                        Class C
-----------------------------------------------------------------------------------------------
                                                                      Year ended     2/28/01(1)
                                                                             6/30       through
Delaware American Services Fund                                  2003        2002       6/30/01
-----------------------------------------------------------------------------------------------
Delaware American Services Fund

Net asset value, beginning of period                          $10.790     $10.140      $ 9.470

Income (loss) from investment operations:

Net investment loss(2)                                         (0.080)     (0.120)      (0.035)

Net realized and unrealized gain on investments                 1.201       0.785        0.705
                                                              -------     -------      -------
Total from investment operations                                1.121       0.665        0.670
                                                              -------     -------      -------

Less dividends and distributions from:

Net investment income                                               -           -            -

Net realized gain on investments                               (0.851)     (0.015)           -
                                                              -------     -------      -------
Total dividends and distributions                              (0.851)     (0.015)           -
                                                              -------     -------      -------

Net asset value, end of period                                $11.060     $10.790      $10.140
                                                              =======     =======      =======

Total return(3)                                                12.15%       6.57%        7.07%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                          $778        $536          $81

Ratio of expenses to average net assets                         1.97%       2.20%        2.20%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      2.81%       3.71%        6.02%

Ratio of net investment loss to average net assets             (0.87%)     (1.12%)      (1.08%)

Ratio of net investment loss to average net assets prior to
   expense limitation and expenses paid indirectly             (1.71%)     (2.63%)      (4.90%)

Portfolio turnover                                               153%        311%         502%
-----------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitations not been in effect.

How to read the Financial highlights
--------------------------------------------------------------------------------
Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions - Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------
Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation.
See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets for purposes of a fund's 80% policy means that the total value of all assets in a fund's portfolio, minus any liabilities, plus the amount of a fund's borrowings, if any, for investment purposes.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Composite Stock Index
The S&P 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE AMERICAN
SERVICES FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------

WEB SITE

www.delawareinvestments.com

E-MAIL

service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern
Time:
o For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS

Delaware American Services Fund
                                        CUSIP    NASDAQ
                                        -----    ------
Class A                               24581P101   DASAX
Class B                               24581P309   DASBX
Class C                               24581P408   DAMCX

Investment Company Act file number: 811-1485



PR-496 [--] IVES 8/03                                                      J9354

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



GROWTH EQUITY




Prospectus  August 29, 2003
--------------------------------------------------------------------------------
            DELAWARE AMERICAN SERVICES FUND
            INSTITUTIONAL CLASS











THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

...................................................................
Fund profile                                               page 2
Delaware American Services Fund                                 2
...................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
...................................................................
Who manages the Fund                                      page 10
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     11
...................................................................
About your account                                        page 12
Investing in the Fund                                          12
How to buy shares                                              13
How to redeem shares                                           14
Account minimum                                                15
Exchanges                                                      15
Dividends, distributions and taxes                             15
...................................................................
Financial highlights                                      page 16
...................................................................
Glossary                                                  page 18

Profile: Delaware American Services Fund

What is the Fund's goal?

     Delaware American Services Fund seeks to provide long-term capital growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of the service sectors of the market.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors who are unwilling to accept the risks of a non-diversified, more concentrated fund focusing on companies in limited market sectors.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

What are the Fund's main investment strategies? We invest primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. The Fund may from time to time focus more on any one of these sectors over the others and may invest in securities of companies in other service sectors. The Fund employs a bottom-up stock selection approach to find companies we believe to be the leading companies in each of these sectors. We evaluate a stock's characteristics as well as the individual company's management capabilities and financial strength. The stocks can be of any size or market capitalization, including securities of emerging or other growth-oriented companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in American services companies (the "80% policy") and may invest up to 20% of its net assets in foreign securities.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices.

Although the Fund will not invest more than 25% of its net assets in any one industry, the Fund may from time to time invest a significant portion of its assets in the financial services, business services or consumer services sectors. In instances when there is greater concentration in the financial services sector, the Fund may be particularly sensitive to changes in the general market and economic conditions that affect that sector. Financial services companies are subject to extensive government regulation which tends to limit the financial commitments that the companies can make and the interest rates and other fees they can charge. These limitations can have a significant effect on the profitability of a financial services company. Also, financial services companies may be hurt when interest rates rise sharply, although not all participants are affected equally. These stocks may also be vulnerable to rapidly rising inflation. Moreover, government deregulation of the industry may stall, which could limit the profit potential of industry participants. In instances where the Fund concentrates more heavily in the other two sectors, the Fund may be particularly sensitive to the general market and other economic conditions affecting companies within those sectors.

In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short term.

The Fund is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Because of the small number of different stocks held by the Fund, a change in the price of any single stock may have a significant effect on the Fund's performance. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risk.

The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

How has Delaware American Services Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Institutional Class shares for the past three calendar years as well as the average annual returns for these shares for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps.

Year-by-year total return (Institutional Class)

               38.79%              12.39%              -7.69%
               ----------------------------------------------
                2000                2001                2002

As of June 30, 2003, the Fund's Institutional Class shares had a calendar year-to-date return of 24.78%. During the periods illustrated in this bar chart, Institutional Class' highest quarterly return was 33.79% for the quarter ended March 31, 2000 and its lowest quarterly return was -15.89% for the quarter ended September 30, 2002.

                                                                                          1 year     Lifetime
Average annual returns for periods ending 12/31/02                                                  (12/29/99)
--------------------------------------------------------------------------------------------------------------
                                                   Return before taxes                     7.69%      13.61%

                                                   Return after taxes on distributions    10.60%       9.22%

                                                   Return after taxes on distributions
                                                      and sale of Fund shares              4.59%       8.94%

                                                   S&P 500 Composite Stock Index
                                                      (reflects no deduction for fees,
                                                      expenses or taxes)                  22.09%     -14.54%

The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?
----------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your         Maximum sales charge (load) imposed on
investments when you buy or sell shares of the             purchases as a percentage of offering price          none
Institutional Class.
                                                        Maximum contingent deferred sales charge
                                                           (load) as a percentage of original purchase
                                                           price or redemption price, whichever is lower        none

                                                        Maximum sales charge (load) imposed on
                                                           reinvested dividends                                 none

                                                        Redemption fees                                         none

                                                        Exchange fees(1)                                        none
----------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted             Management fees                                        0.75%
from the Fund's assets.
                                                        Distribution and service (12b-1) fees                   none

                                                        Other expenses                                         1.06%

                                                        Total operating expenses                               1.81%

                                                        Fee waivers and payments(2)                           (0.61%)

                                                        Net expenses                                           1.20%
----------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the        1 year                                                  $122
cost of investing in the Fund to the cost of
investing in other mutual funds with similar            3 years                                                 $510
investment objectives. We show the cumulative
amount of Fund expenses on a hypothetical               5 years                                                 $923
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only,        10 years                                              $2,076
and does not represent future expenses, which
may be greater or less than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has contracted to waive fees and pay expenses through August 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How we manage the Fund

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund strives to identify companies that offer the potential for long-term price appreciation. We invest at least 80% of the Fund's net assets in U.S. companies in the financial services, business services and consumer services industries. From time to time, the Fund may focus its investments on companies in one of these sectors over companies in the other two and may invest in companies outside of these three service sectors.

The Fund employs a bottom-up stock selection approach to find companies we believe to be the leading companies in the services sectors of the economy. In our search for such companies, we will evaluate a stock's current valuation by reviewing such factors as price-to-earnings, price-to-book, price-to-free cashflow and revenues, as well as historic and projected earnings and growth rates. Additional factors, including cost of capital and employee utilization characteristics, such as revenue per employee, may also be taken into account.

Once we identify stocks that have attractive characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, the potential for the company to develop new products or markets, how high the company's return on equity is, and how stringent the company's financial and accounting policies are.

The Fund will invest in the common stocks of companies in the financial services industry. These may include, but are not limited to:

o  Regional and money center banks

o  Thrift and savings banks

o  Insurance companies

o  Home, auto and other specialty finance companies

o  Securities brokerage firms

o  Investment management firms

o  Publicly traded, government-sponsored financial intermediaries

o  Financial conglomerates

The Fund will invest in the common stocks of companies in the business services industry. These may include, but are not limited to:

o  Database management companies

o  Environmental services companies

o  Consulting firms

o  Advertising companies

o  Contract product distribution companies

o  Employment and staffing companies

o  Telemarketing firms

o  Credit card processing companies

The Fund will invest in the common stocks of companies in the consumer services industry. These may include, but are not limited to:

o  Retail services

o  Cable, media and publishing companies

o  Leisure, lodging and entertainment companies

o  Telecommunications companies

o  Restaurants

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we
typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership       We invest at least 65% of the Fund's total assets in equity
in a corporation. Stockholders participate in the                  securities (including common stocks and convertible
corporation's profits and losses, proportionate to the             securities). Generally, however, we invest 90% to 100% of
number of shares they own.                                         net assets in common stock. The Fund may invest in common
                                                                   stocks of any market capitalization.

American Depositary Receipts (ADRs): ADRs are issued by a          We may invest without limit in ADRs and will do so when we
U.S. bank and represent the bank's holdings of a stated            believe they offer greater value and greater appreciation
number of shares of a foreign corporation. An ADR entitles         potential than U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Convertible securities: Usually preferred stocks or                The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of          them on the basis of the common stock into which they can be
shares of common stock at a predetermined price.                   converted, not on the basis of the debt ratings of the
                                                                   convertible securities.

Repurchase agreements: An agreement between a buyer of             Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities, in       short-term investment for its cash position. In order to
which the seller agrees to buy the securities back within a        enter into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,          collateral of 102% of the repurchase price. The Fund may not
plus an amount equal to an agreed upon interest rate.              have more than 10% of its assets in repurchase agreements
Repurchase agreements are often viewed as equivalent to            with maturities of over seven days. The Fund will only enter
cash.                                                              into repurchase agreements in which the collateral is
                                                                   comprised of U.S. government securities.

Restricted securities: Privately placed securities whose           The Fund may invest in privately placed securities including
resale is restricted under securities law.                         those that are eligible for resale only among certain
                                                                   institutional buyers without registration, which are
                                                                   commonly known as Rule 144A Securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------

Options and futures: Options represent a right to buy or           If we have stocks in the Fund that have unrealized gains
sell a security at an agreed upon price at a future date.          because of past appreciation, we would want to protect those
The purchaser of an option may or may not choose to go             gains when we anticipate adverse conditions. We might use
through with the transaction.                                      options or futures to neutralize the effect of any price
                                                                   declines, without selling the security. For example, we
Futures contracts are agreements for the purchase or sale of       might buy a put option giving us the right to sell the stock
securities at a specified price, on a specified date. Unlike       at a specific price on a specific date in the future. If
an option, a futures contract must be executed unless it is        prices then fell, our decline would be offset by the gain on
sold before the settlement date.                                   the put option. On the other hand, if prices rose, we would lose the amount paid for the put option, but we would still
Certain options and futures may be considered to be                own the stock, and could benefit from the appreciation.
derivative securities.
                                                                   Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Illiquid securities: Securities that do not have a ready           The Fund may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at             illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities and other securities in which the Fund may invest.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year, if for example the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing
in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------

Market risk is the risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond              securities that we believe can continue to provide returns
market-will decline in value because of factors such as            over an extended period of time regardless of interim market
economic conditions, future expectations or investor               fluctuations. We do not try to predict overall stock market
confidence.                                                        movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of           Although the Fund will not invest more than 25% of its net
securities in a particular industry or the value of an             assets in any one industry, it may from time to time invest
individual stock or bond will decline because of changing          a significant portion of its assets in the financial
expectations for the performance of that industry or for the       services, business services or consumer services sectors. As
individual company issuing the stock.                              a consequence, the value of Fund shares can be expected to fluctuate in response to economic, political or regulatory developments affecting companies in those sectors, and may fluctuate more widely than shares of a fund that invests in a broader range of industries or sectors. For example, to
                                                                   the extent that the Fund invests more heavily in the
                                                                   financial services sector, the Fund may be more susceptible to any single economic, political or regulatory development affecting the financial services industry.

                                                                   To seek to reduce these risks, we limit the amount of the
                                                                   Fund's assets invested in any one industry and we follow a rigorous selection process before choosing securities for
                                                                   the Fund.

Interest rate risk is the risk that securities, particularly       The Fund can invest in small- or mid-cap companies and we
bonds with longer maturities, will decrease in value if            seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates        with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by          situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money         ability to finance future expansion and operations. The
to finance operations, may also be adversely affected by           potential impact that rising interest rates might have on a
rising interest rates. Financial services companies may also       stock is taken into consideration before a stock is
be affected by interest rate changes because such changes          purchased. The Fund holds a mix of different financial
impact their cost of capital and profitability.                    companies some of which may be more or less sensitive to
                                                                   interest rate changes.

Foreign risk is the risk that foreign securities may be            The Fund typically invests only a small portion its
adversely affected by political instability, changes in            portfolio in foreign securities or ADRs. When we do purchase
currency exchange rates, foreign economic conditions or            foreign securities, they are often denominated in U.S.
inadequate regulatory and accounting standards.                    dollars. We also tend to avoid markets where we believe
                                                                   accounting standards or the regulatory structure are
                                                                   underdeveloped.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller              The Fund seeks opportunities among companies of all sizes.
companies may be more volatile than larger companies because       However, because the Fund does not concentrate specifically
of limited financial resources or dependence on narrow             on small or medium-sized companies, this risk may be
product lines.                                                     balanced by holdings of larger companies.

Liquidity risk is the possibility that securities cannot be        We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.

Non-diversified funds risk: Non-diversified investment             The Fund will not be diversified under the 1940 Act.
companies have the flexibility to invest as much as 50% of         Although the Fund may invest a significant portion of its
their assets in as few as two issuers with no single issuer        assets in a particular industry and related industries, it
accounting for more than 25% of the portfolio. The remaining       generally will not be heavily invested in any single issuer.
50% of the portfolio must be diversified so that no more
than 5% of a fund's assets is invested in the securities of
a single issuer. Since a non-diversified fund may invest its assets in fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund were
fully diversified because changes in the price of any one
portfolio security may affect a larger portion of the fund's overall assets.

Futures and options risk is the possibility that a fund may        We will not use futures and options for speculative reasons.
experience a significant loss if it employs an options or          We may use futures and options to protect gains in the
futures strategy related to a security or a market index and       portfolio without actually selling a security. We may also
that security or index moves in the opposite direction from        use options and futures to quickly invest excess cash so
what the portfolio manager anticipated. Futures and options        that the portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was not paid a fee for the last fiscal year, which includes a reduction due to expense caps.

Portfolio
managers

John A. Heffern, Marshall T. Bassett and Lori P. Wachs have primary responsibility for making day-to-day investment decisions for Delaware American Services Fund. Mr. Heffern has been managing the Fund since its inception. Mr. Bassett and Ms. Wachs joined Mr. Heffern on November 5, 2001. In making decisions for the Fund, the portfolio managers regularly consult with Gerald S. Frey.

John A. Heffern, Senior Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has 24 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Who's who?

The following describes the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                               Custodian
Delaware Management Company   ---------------------       The Fund        ------------------       JPMorgan Chase Bank
    2005 Market Street                                -------------------                        4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                           Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                           Distributor              |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------                 2005 Market Street                  Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 10 for details)               ---------------------------             2005 Market Street
----------------------------                                    |          Philadelphia, PA 19103-7094
                                                                |       ------------------------------
                                      ---------------------------------        |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
                                            2001 Market Street                 |
                                        Philadelphia, PA 19103-7055            |
                                      ---------------------------------        |
                                                                 |             |
                                                                ------------------
                                                                   Shareholders
                                                                ------------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in
the Fund

Institutional Class shares are available for purchase only by the following:

   o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

   o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

   o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

   o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

   o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients; or

   o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends,
distributions and
taxes

Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

                                                                                                               Institutional Class
----------------------------------------------------------------------------------------------------------------------------------

The Financial                                                                                                          12/29/99(1)
highlights table is                                                                           Year ended 6/30              through
intended to help you    Delaware American Services Fund                                  2003        2002         2001     6/30/00
understand the          ----------------------------------------------------------------------------------------------------------
Fund's financial        Net asset value, beginning of period                          $10.930     $10.160      $10.540    $  8.500
performance. All
"per share"             Income from investment operations:
information reflects
financial results       Net investment income (loss)(2)                                 0.013      (0.012)           -       0.010
for a single Fund
share. This             Net realized and unrealized gain on investments                 1.228       0.797        2.053       2.030
information has been
audited by Ernst &      Total from investment operations                                1.241       0.785        2.053       2.040
Young LLP, whose
report, along with      Less dividends and distributions:
the Fund's financial
statements, is          Dividends from net investment income                                -           -       (0.015)          -
included in the
Fund's annual           Distributions from net realized gain on investments            (0.851)     (0.015)      (1.741)          -
report, which is
available upon          In excess of net gain on investments                                -           -       (0.677)          -
request by calling
800 523-1918.           Total dividends and distributions                              (0.851)     (0.015)      (2.433)          -

                        Net asset value, end of period                                $11.320     $10.930      $10.160     $10.540

                        Total return(3)                                                13.18%       7.73%       21.21%      24.00%

                        Ratios and supplemental data:

                        Net assets, end of period (000 omitted)                        $8,427      $3,237       $3,007      $2,479

                        Ratio of expenses to average net assets                         0.97%       1.20%        0.90%       0.75%

                        Ratio of expenses to average net assets prior to expense
                           limitation and expenses paid indirectly                      1.81%       2.71%        2.39%       0.97%

                        Ratio of net investment income (loss) to average net assets     0.13%      (0.12%)          -        0.20%

                        Ratio of net investment loss to average net assets prior to
                           expense limitation and expenses paid indirectly             (0.71%)     (1.63%)      (1.49%)     (0.02%)

                        Portfolio turnover                                               153%        311%         502%        988%
                        ----------------------------------------------------------------------------------------------------------

                        (1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
                        (2) The average shares outstanding method has been applied for per share information.
                        (3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


How to read the
Financial highlights

--------------------------------------------------------------------------------
Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain
on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions - Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation An increase in the value of an investment.
Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price
Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets for purposes of a fund's 80% policy means that the total value of all assets in a fund's portfolio, minus any liabilities, plus the amount of a fund's borrows, if any, for investment purposes.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Composite Stock Index
The S&P 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE AMERICAN
SERVICES FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-1485

DELAWARE FUND SYMBOLS
Delaware American Services Fund

                            CUSIP        NASDAQ
                            -----        ------
Institutional Class       24581P200       DASIX

PR-499 [--] IVES 8/03                                                      J9355

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          a member of Lincoln Financial Group(R)


GROWTH EQUITY




Prospectus  August 29, 2003
--------------------------------------------------------------------------------
            DELAWARE SMALL CAP GROWTH FUND
            CLASS A o CLASS B o CLASS C o CLASS R











THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents


....................................................................
Fund profile                                               page 2
Delaware Small Cap Growth Fund                                  2
....................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
....................................................................
Who manages the Fund                                       page 9
Investment manager                                              9
Portfolio managers                                              9
Who's who?                                                     10
....................................................................
About your account                                        page 11
Investing in the Fund                                          11
   Choosing a share class                                      11
   Dealer compensation                                         14
How to reduce your sales charge                                15
How to buy shares                                              16
Retirement plans                                               17
How to redeem shares                                           18
Account minimums                                               19
Special services                                               20
Dividends, distributions and taxes                             21
Certain management considerations                              21
....................................................................
Financial highlights                                      page 22
....................................................................
Glossary                                                  page 25

Profile: Delaware Small Cap Growth Fund

What is the Fund's goal?

Delaware Small Cap Growth Fund seeks to provide long-term capital growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of small capitalization companies (the "80% policy").

The Fund uses a bottom-up approach to security selection that seeks companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to be leaders, in their respective industries. This means we search for outstanding performance of individual stocks before considering the impact of economic trends. We look at estimated growth rates, price-to-earnings ratios, market capitalization and cash flows as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short-term.

The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Small Cap Growth Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Class A shares for the past calendar year as well as the average annual returns for all shares for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the period. The returns would be lower without the caps.

Year-by-year total return (Class A)

                                     -15.37%
                            ------------------------
                                      2002

As of June 30, 2003, the Fund's Class A shares had a calendar year-to-date return of 20.66%. During the period illustrated in this bar chart, Class A's highest quarterly return was 9.83% for the quarter ended December 31, 2002 and its lowest quarterly return was -14.88% for the quarter ended September 30, 2002.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

Average annual returns for periods ending 12/31/02                                                        1 year    Lifetime**
------------------------------------------------------------------------------------------------------------------------------
                                                  Class A return before taxes                             -20.25%     -11.35%

                                                  Class A return after taxes on distributions             -20.25%     -11.35%

                                                  Class A return after taxes on distributions and sale
                                                     of Fund shares                                       -12.43%      -9.03%

                                                  Class B return before taxes*                            -19.20%     -10.11%

                                                  Class C return before taxes*                            -16.76%      -8.00%

                                                  Class R return before taxes*                                N/A         N/A

                                                  Russell 2000 Growth Index (reflects no deduction for
                                                     fees, expenses or taxes)                             -30.26%     -22.90%

The Fund's returns are compared to the performance of the Russell 2000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

 * Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be -15.83% and -8.00% for the one-year and lifetime periods, respectively. Returns for Class C would be -15.92% and -8.00% for the one-year and lifetime periods, respectively. Returns for Class R are not shown because the class commenced operations after the calendar year.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception date for Class A, Class B and Class C shares of the Fund was July 31, 2001 and Class R shares was June 1, 2003. Russell 2000 Growth Index return is for the Fund's Class A lifetime period. Returns for Class R are not shown because the class commenced operations after the calendar year.

What are the Fund's fees and expenses?          CLASS                                          A         B          C         R
----------------------------------------------  ------------------------------------------------------------------------------------
Sales charges are fees paid directly from       Maximum sales charge (load) imposed
your investments when you buy or sell shares       on purchases as a percentage of
of the Fund. You do not pay sales charges          offering price                          5.75%      none       none      none
when you buy or sell Class R shares.
                                                Maximum contingent deferred sales
                                                   charge (load) as a percentage of
                                                   original purchase price or
                                                   redemption price, whichever
                                                   is lower                                 none(1)  4.00%(2)   1.00%(3)   none

                                                Maximum sales charge (load)
                                                   imposed on reinvested dividends          none      none       none      none

                                                Redemption fees                             none      none       none      none

                                                Exchange fees(4)                            none      none       none      none
----------------------------------------------  ------------------------------------------------------------------------------------
Annual fund operating expenses are deducted     Management fees                            1.00%     1.00%      1.00%     1.00%
from the Fund's assets.
                                                Distribution and service (12b-1) fees(5)   0.30%     1.00%      1.00%     0.60%

                                                Other expenses                             1.85%     1.85%      1.85%     1.85%

                                                Total operating expenses                   3.15%     3.85%      3.85%     3.45%

                                                Fee waivers and payments(5)(6)            (1.55%)   (1.50%)    (1.50%)   (1.50%)

                                                Net expenses                               1.60%     2.35%      2.35%     1.95%


                                                CLASS(8)                A          B          B         C            C           R
                                                                                  (if redeemed)          (if redeemed)
----------------------------------------------  ------------------------------------------------------------------------------------
This example is intended to help you compare    1 year               $728       $238       $638      $238         $338        $198
the cost of investing in the Fund to the cost
of investing in other mutual funds with         3 years            $1,354     $1,038     $1,313    $1,038       $1,038        $920
similar investment objectives. We show the
cumulative amount of Fund expenses on a         5 years            $2,002     $1,856     $2,081    $1,856       $1,856      $1,665
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(7) This   10 years           $3,732     $3,832     $3,832    $3,984       $3,984      $3,630
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1)  A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2)  If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of
     4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years,
     1.50% during the sixth year and 0% thereafter.
(3)  Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4)  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(5)  Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares' 12b-1 fee through August 31, 2004 to no more than
     0.25% of average daily net assets.
(6)  The investment manager has contracted to waive fees and pay expenses through August 31, 2004 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.35% of average daily net assets.
(7)  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(8)  Class B shares automatically convert to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors we think are best for the Fund. Following is a description of how the portfolio manager pursues the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Under normal market conditions, at least 80% of the Fund's net assets will be invested in small cap companies. We will consider small cap companies generally to be those that have a market capitalization within the range of the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes from time to time.

The Fund employs a bottom-up security selection approach in seeking companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to become leaders, in their respective market niches. In our search for such companies, we will evaluate a stock's current valuation by reviewing historical factors such as price-to-earnings ratios, price-to-book, price-to-free cashflow, and revenues, as well as historic and projected earnings and growth rates.

Once we identify securities that have attractive characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, the potential for the company to develop new products or markets, how high the company's return on equity is, and how stringent the company's financial and accounting policies are.

We rely on our own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we
typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-------------------------------------------------------------------  ---------------------------------------------------------------
                         Securities                                                        How we use them
-------------------------------------------------------------------  ---------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                    stock with at least 80% in small, growth- oriented
corporation's profits and losses proportionate to the number         companies.
of shares they own.

Convertible securities: Usually preferred stocks or                  The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of            them on the basis of the common stock into which they can be
shares of common stock at a predetermined price.                     converted, not on the basis of the debt ratings of the
                                                                     convertible securities.

Repurchase agreements: An agreement between a buyer of               Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities in          short-term investment for the Fund's cash position. In order
which the seller agrees to buy the securities back within a          to enter into these repurchase agreements, the Fund must
specified time at the same price the buyer paid for them,            have collateral of at least 102% of the repurchase price.
plus an amount equal to an agreed upon interest rate.                The Fund may not have more than 10% of its assets in
Repurchase agreements are often viewed as equivalent to              repurchase agreements with maturities of over seven days.
cash.                                                                The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.

American Depositary Receipts (ADRs): ADRs are issued by a            We may invest without limit in ADRs and will do so when we
U.S. bank and represent the bank's holdings of a stated              believe they offer greater value and greater appreciation
number of shares of a foreign corporation. An ADR entitles           potential than U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Restricted securities: Privately placed securities whose             The Fund may invest in privately placed securities including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration, which are
                                                                     commonly known as Rule 144A Securities.

-------------------------------------------------------------------  ---------------------------------------------------------------

-------------------------------------------------------------------  ---------------------------------------------------------------
                         Securities                                                        How we use them
-------------------------------------------------------------------  ---------------------------------------------------------------
Options and futures: Options represent a right to buy or             If we have stocks that appreciated in price, we may want to
sell a security at an agreed upon price at a future date.            protect those gains when we anticipate adverse conditions.
The purchaser of an option may or may not choose to go               We might use options or futures to neutralize the effect of
through with the transaction.                                        any price declines, without selling the security. We might also use options or futures to gain exposure to a particular
Futures contracts are agreements for the purchase or sale of         market segment without purchasing individual securities in
securities at a specified price, on a specified date. Unlike         that segment. We might use this approach if we had excess
an option, a futures contract must be executed unless it is          cash that we wanted to invest quickly.
sold before the settlement date.
                                                                     We might use covered call options if we believe that doing
Certain options and futures may be considered to be                  so would help the Fund to meet its investment objective.
derivative securities.
                                                                     Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Illiquid securities: Securities that do not have a ready             The Fund may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at               illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
-------------------------------------------------------------------  ---------------------------------------------------------------

The Fund may also invest in other securities including warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as other securities in which the Fund may invest.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year, if for example the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover rate can result in increased transaction costs and tax liability for investors, which may affect the Fund's performance.

The risks of investing
in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-------------------------------------------------------------------  ---------------------------------------------------------------
                         Risks                                                         How we strive to manage them
-------------------------------------------------------------------  ---------------------------------------------------------------

Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond                securities that we believe can continue to provide returns
market-will decline in value because of factors such as              over an extended period of time regardless of interim market
economic conditions, future expectations or investor                 fluctuations. We do not try to predict overall stock market
confidence.                                                          movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an               industry and in any individual security. We also follow a
individual stock or bond will decline because of changing            rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.

Small company risk is the risk that prices of smaller                The Fund maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because         stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.

Interest rate risk is the risk that securities, particularly         The Fund can invest in small or mid-cap companies and we
bonds with longer maturities, will decrease in value if              seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates          with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by            situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money           ability to finance future expansion and operations. As
to finance operations, may also be adversely affected by             appropriate, the potential impact that rising interest rates
rising interest rates.                                               might have on a stock is taken into consideration before a stock is purchased.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.

Futures and options risk is the possibility that a fund may          We will not use futures and options for speculative reasons.
experience a significant loss if it employs an options or            We may use futures and options to protect gains in the
futures strategy related to a security or a market index and         portfolio without actually selling a security. We may also
that security or index moves in the opposite direction from          use options and futures to quickly invest excess cash so
what the portfolio manager anticipated. Futures and options          that the portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.

Foreign risk is the risk that foreign securities may be              The Fund typically invests only a small portion of its
adversely affected by political instability, changes in              portfolio in foreign securities or ADRs. When we do purchase
currency exchange rates, foreign economic conditions or              foreign securities, they are often denominated in U.S.
inadequate regulatory and accounting standards.                      dollars. We also tend to avoid markets where we believe
                                                                     accounting standards or the regulatory structure are
                                                                     underdeveloped.

-------------------------------------------------------------------  ---------------------------------------------------------------

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was not paid a fee for the last fiscal year, which includes a reduction due to expense caps.

Portfolio
managers

Gerald S. Frey has primary responsibility for making day-to-day decisions for the Fund. When making decisions for the Fund, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Francis J. Houghton, Jr., Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs. Mr. Frey has been senior portfolio manager for the Fund since its inception.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has 24 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Francis J. Houghton, Jr., Vice President/Senior Portfolio Manager, received a BBA from Manhattan College and attended New York University Graduate School of Business Administration. Prior to joining Delaware Investments in March 2000, Mr. Houghton was Portfolio Manager with Lynch & Mayer, Inc., which he joined in 1990 and became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969 to 1977.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund        ------------------      Mellon Bank, N.A.
    2005 Market Street                                -------------------                         One Mellon Center
Philadelphia, PA 19103-7094                           |                 |                       Pittsburgh, PA 15258
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------                 2005 Market Street                  Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------             2005 Market Street
----------------------------                                    |          Philadelphia, PA 19103-7094
                                                                |       ------------------------------
                                      ---------------------------------        |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
                                            2001 Market Street                 |
                                        Philadelphia, PPA 19103-7055           |
                                      ---------------------------------        |
                                                                 |             |
                                                                 |             |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in
the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

      CLASS            o  Class A shares have an up-front sales charge of up to 5.75% that you pay when
        A                 you buy the shares. The offering price for Class A shares includes the front-end sales charge.

                       o  If you invest $50,000 or more, your front-end sales charge will be reduced.

                       o  You may qualify for other reduced sales charges, as described in "How to reduce your sales charge", and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

                       o  Class A shares are also subject to an annual 12b-1 fee no greater than 0.30%
                          of average daily net assets, which is lower than the 12b-1 fee for Class B,
                          Class C and Class R shares.

                       o  Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

                       o  Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.


Class A sales charges  --------------------------------------------------------------------------------
                                                            Sales charge as %       Sales charge as %
                             Amount of purchase             of offering price       of amount invested
                       --------------------------------------------------------------------------------
                             Less than $50,000                     5.75%                   6.10%
                        $50,000 but under $100,000                 4.75%                   4.99%
                        $100,000 but under $250,000                3.75%                   3.90%
                        $250,000 but under $500,000                2.50%                   2.56%
                       $500,000 but under $1 million               2.00%                   2.04%
                       --------------------------------------------------------------------------------
                       As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation below for a description of the amount of dealer commission paid.
                       --------------------------------------------------------------------------------
                                                            Sales charge as %       Sales charge as %
                             Amount of purchase             of offering price       of amount invested
                       --------------------------------------------------------------------------------
                          $1 million up to $5 million               none                    none
                       Next $20 million up to $25 million           none                    none
                            Amount over $25 million                 none                    none
                       --------------------------------------------------------------------------------

      CLASS            o  Class B shares have no up-front sales charge, so the full amount of your
        B                 purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

                       o  If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75%
                          during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

                       o  Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

                       o  For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets
                          (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

                       o  Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

                       o  Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%.
                          Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

                       o  You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


      CLASS            o  Class C shares have no up-front sales charge, so the full amount of your
        C                 purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

                       o  Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

                       o  Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

                       o  Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.


                       o  Unlike Class B shares, Class C shares do not automatically convert into another class.

                       o  You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

      CLASS            o  Class R shares have no up-front sales charge, so the full amount of your
        R                 purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

                       o  Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and
                          Class C shares.

                       o  Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

                       o  Unlike Class B shares, Class R shares do not automatically convert into another class.


                       o  Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including
                          401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement recordkeeping system that are offering R Class shares to participants.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any account holding Class A shares as of June 1, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Dealer compensation

Your financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                               CLASS A(1)   CLASS B(2)   CLASS C(3)   CLASS R(4)
--------------------------------------------------------------------------------
Commission %                         -        4.00%         1.00%            -
Investment up to $49,999         5.00%            -             -            -
$50,000 to $99,999               4.00%            -             -            -
$100,000 to $249,999             3.00%            -             -            -
$250,000 to $499,999             2.00%            -             -            -
$500,000 to $999,999             1.60%            -             -            -
$1,000,000 to $4,999,999         1.00%            -             -            -
$5,000,000 to $24,999,999        0.50%            -             -            -
$25,000,000 or more              0.25%            -             -            -
12b-1 Fee to Dealer              0.30%        0.25%         1.00%        0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through August 31, 2004.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

How to reduce your
sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. Class R shares have no up-front sales charge.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Share class
      Program                        How it works                       A                            B                    C
-----------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you               X               Although the Letter of Intent and Rights of
                           agree to invest a certain amount                             Accumulation do not apply to the purchase of
                           in Delaware Investments Funds                                Class B and Class C shares, you can combine
                           (except money market funds with                              your purchase of Class A shares with your
                           no sales charge) over a 13-month                             purchase of Class B and Class C shares to
                           period to qualify for reduced                                fulfill your Letter of Intent or qualify for
                           front-end sales charges.                                     Rights of Accumulation.

Rights of Accumulation     You can combine your holdings or             X
                           purchases of all funds in the
                           Delaware Investments family
                           (except money market funds with
                           no sales charge) as well as the
                           holdings and purchases of your
                           spouse and children under 21 to
                           qualify for reduced front-end
                           sales charges.

Reinvestment of            Up to 12 months after you redeem      For Class A, you       For Class B, your         Not available.
Redeemed Shares            shares, you can reinvest the          will not have to pay   account will be
                           proceeds without paying a sales       an additional          credited with the
                           charge as noted to the right.         front-end sales        contingent deferred
                                                                 charge.                sales charge you
                                                                                        previously paid on
                                                                                        the amount you are
                                                                                        reinvesting. Your
                                                                                        schedule for
                                                                                        contingent deferred
                                                                                        sales charges and
                                                                                        conversion to Class
                                                                                        A will not start
                                                                                        over again; it will
                                                                                        pick up from the
                                                                                        point at which you
                                                                                        redeemed your
                                                                                        shares.

SIMPLE IRA, SEP/IRA,       These investment plans may                   X               There is no reduction in sales charges for
SAR/SEP, Prototype Profit  qualify for reduced sales                                    Class B or Class C shares by group purchases
Sharing, Pension, 401(k),  charges by combining the                                     by retirement plans.
SIMPLE 401(k), 403(b)(7),  purchases of all members of the
and 457 Retirement Plans   group. Members of these groups
                           may also qualify to purchase
                           shares without a front-end sales
                           charge and may qualify for a
                           waiver of any contingent
                           deferred sales charges.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              15

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

How to buy shares
(continued)

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
(IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of $25 or more. The minimum initial purchase for a Coverdell Education Savings Account (formerly Education IRA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act accounts or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
________________________________________________________________________________

Automatic
Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access
Account access is a password protected area of Delaware Investments' web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend
Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Special services
(continued)
________________________________________________________________________________

MoneyLine(SM)
On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine
Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic
Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends,
distributions and
taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains unless you tell us otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations
Investments by fund of funds and investment vehicles that operate similarly to funds of funds
The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

Financial highlights

                                                                                                  Class A                   Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Year ended  7/31/01(1)   Year ended  7/31/01(1)
                                                                                          6/30     through         6/30     through
The Financial            Delaware Small Cap Growth Fund                                   2003     6/30/02         2003     6/30/02
highlights tables        ----------------------------------------------------------------------------------------------------------
are intended to help     Net asset value, beginning of period                           $8.130      $8.500       $8.100      $8.500
you understand the
Fund's financial         Income (loss) from investment operations:
performance. All
"per share"              Net investment loss(2)                                         (0.083)     (0.059)      (0.140)     (0.118)
information reflects
financial results        Net realized and unrealized gain (loss) on investments          1.123      (0.311)       1.110      (0.282)
for a single Fund                                                                       ------      ------       ------      ------
share. This
information has been     Total from investment operations                                1.040      (0.370)       0.970      (0.400)
audited by Ernst &                                                                      ------      ------       ------      ------
Young LLP, whose
report, along with       Net asset value, end of period                                 $9.170      $8.130       $9.070      $8.100
the Fund's financial                                                                    ======      ======       ======      ======
statements, is
included in the          Total return(3)                                                12.79%      (4.35%)      11.98%      (4.71%)
Fund's annual
report, which is         Ratios and supplemental data:
available upon
request by calling       Net assets, end of period (000 omitted)                        $3,586      $1,130       $2,460        $783
800 523-1918.
                         Ratio of expenses to average net assets                         1.60%       1.60%        2.35%       2.35%

                         Ratio of expenses to average net assets prior to expense
                            limitation and expenses paid indirectly                      3.14%       6.34%        3.85%       7.09%

                         Ratio of net investment loss to average net assets             (1.08%)     (0.77%)      (1.83%)     (1.52%)

                         Ratio of net investment loss to average net assets prior to
                            expense limitation and expenses paid indirectly             (2.62%)     (5.51%)      (3.33%)     (6.26%)

                         Portfolio turnover                                                60%        138%          60%        138%
                         ----------------------------------------------------------------------------------------------------------

                         (1)  Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
                         (2)  The average shares outstanding method has been applied for per share information.
                         (3)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor as applicable. Performance would have been lower had the expense limitations not been in effect.

                                                                                                              Class C      Class R
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Period
                                                                                               Year ended  7/31/01(1)    6/2/03(1)
                                                                                                     6/30     through      through
                         Delaware Small Cap Growth Fund                                              2003     6/30/02      6/30/03
                         ----------------------------------------------------------------------------------------------------------
                         Net asset value, beginning of period                                      $8.100      $8.500       $9.040

                         Income (loss) from investment operations:
                         Net investment loss(2)                                                    (0.140)     (0.117)      (0.003)

                         Net realized and unrealized gain (loss) on investments                     1.110      (0.283)       0.133
                                                                                                   ------      ------       ------

                         Total from investment operations                                           0.970      (0.400)       0.130
                                                                                                   ------      ------       ------

                         Net asset value, end of period                                            $9.070      $8.100       $9.170
                                                                                                   ======      ======       ======

                         Total return(3)                                                           11.98%      (4.71%)       1.44%

                         Ratios and supplemental data:

                         Net assets, end of period (000 omitted)                                   $2,033        $795            -

                         Ratio of expenses to average net assets                                    2.35%       2.35%        1.95%

                         Ratio of expenses to average net assets prior to expense
                            limitation and expenses paid indirectly                                 3.85%       7.09%        5.93%

                         Ratio of net investment loss to average net assets                        (1.83%)     (1.52%)      (1.09%)

                         Ratio of net investment loss to average net assets prior to
                            expense limitation and expenses paid indirectly                        (3.33%)     (6.26%)      (5.07%)

                         Portfolio turnover                                                           60%        138%          60%
                         ----------------------------------------------------------------------------------------------------------

How to read the
Financial highlights
--------------------------------------------------------------------------------

Net investment loss
Net investment loss includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

Ratio of net investment loss to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets for purposes of a fund's 80% policy means that the total value of all assets in a fund's portfolio, minus any liabilities, plus the amount of a fund's borrowings, if any, for investment purposes.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Russell 2000 Growth Index
Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE SMALL CAP
GROWTH FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:
o  For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Small Cap Growth Fund

                     CUSIP         NASDAQ
                     -----         ------
Class A            246118301       DSCAX
Class B            246118400       DSCBX
Class C            246118509       DSCCX
Class R            246118590       DSCRX

Investment Company Act file number: 811-1485

PR-509 [--] IVES 8/03                                                      J9356

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


GROWTH EQUITY


Prospectus  August 29, 2003
--------------------------------------------------------------------------------
                                   DELAWARE SMALL CAP GROWTH FUND
                                   INSTITUTIONAL CLASS



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

..................................................................
Fund profile                                               page 2
Delaware Small Cap Growth Fund                                  2
..................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
..................................................................
Who manages the Fund                                       page 9
Investment manager                                              9
Portfolio managers                                              9
Who's who?                                                     10
..................................................................
About your account                                        page 11
Investing in the Fund                                          11
How to buy shares                                              12
How to redeem shares                                           13
Account minimum                                                14
Dividends, distributions and taxes                             14
..................................................................
Certain management considerations                         page 15
..................................................................
Financial highlights                                      page 16
..................................................................
Glossary                                                  page 18

Profile: Delaware Small Cap Growth Fund

What is the Fund's goal?

    Delaware Small Cap Growth Fund seeks to provide long-term capital growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of small capitalization companies (the "80% policy").

The Fund uses a bottom-up approach to security selection that seeks companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to be leaders, in their respective industries. This means we search for outstanding performance of individual stocks before considering the impact of economic trends. We look at estimated growth rates, price-to-earnings ratios, market capitalization and cash flows as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short-term.

The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Small Cap Growth Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Institutional Class shares for the past calendar year as well as the average annual returns for these shares for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps.

Year-by-year total return (Institutional Class)

  -15.14%
----------
   2002

As of June 30, 2003, the Fund's Institutional Class shares had a calendar year-to-date return of 20.87%. During the period illustrated in this bar chart, Institutional Class' highest quarterly return was 9.96% for the quarter ended December 31, 2002 and its lowest quarterly return was -14.86% for the quarter ended September 30, 2002.

                                                                                                                Lifetime
Average annual returns for periods ending 12/31/02                                                   1 year    (7/31/01)
------------------------------------------------------------------------------------------------------------------------
                                                       Return before taxes                           -15.14%      -7.40%

                                                       Return after taxes on distributions           -15.14%      -7.40%

                                                       Return after taxes on distributions
                                                          and sale of Fund shares                     -9.30%      -5.90%

                                                       Russell 2000 Growth Index
                                                          (reflects no deduction for fees,
                                                          expenses or taxes)                         -30.26%     -22.90%

The Fund's returns are compared to the performance of the Russell 2000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?
--------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from   Maximum sales charge (load) imposed on
your investments when you buy or sell           purchases as a percentage of offering price               none
shares of the Institutional Class.
                                             Maximum contingent deferred sales charge
                                                (load) as a percentage of original purchase
                                                price or redemption price, whichever is lower             none

                                             Maximum sales charge (load) imposed on
                                                reinvested dividends                                      none

                                             Redemption fees                                              none

                                             Exchange fees(1)                                             none
--------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted  Management fees                                             1.00%
from the Fund's assets.
                                             Distribution and service (12b-1) fees                        none

                                             Other expenses                                              1.85%

                                             Total operating expenses                                    2.85%

                                             Fee waivers and payments(2)                                (1.50%)

                                             Net expenses                                                1.35%

--------------------------------------------------------------------------------------------------------------
This example is intended to help you         1 year                                                       $137
compare the cost of investing in the Fund
to the cost of investing in other mutual     3 years                                                      $741
funds with similar investment objectives.
We show the cumulative amount of Fund        5 years                                                    $1,371
expenses on a hypothetical investment of
$10,000 with an annual 5% return over the    10 years                                                   $3,068
time shown.(3) This is an example only, and
does not represent future expenses, which
may be greater or less than those shown
here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through August 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.35% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors we think are best for the Fund. Following is a description of how the portfolio manager pursues the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Under normal market conditions, at least 80% of the Fund's net assets will be invested in small cap companies. We will consider small cap companies generally to be those that have a market capitalization within the range of the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes from time to time.

The Fund employs a bottom-up security selection approach in seeking companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to become leaders, in their respective market niches. In our search for such companies, we will evaluate a stock's current valuation by reviewing historical factors such as price-to-earnings ratios, price-to-book, price-to-free cashflow, and revenues, as well as historic and projected earnings and growth rates.

Once we identify securities that have attractive characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, the potential for the company to develop new products or markets, how high the company's return on equity is, and how stringent the company's financial and accounting policies are.

We rely on our own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                 stock with at least 80% in small, growth-oriented companies.
corporation's profits and losses proportionate to the number of shares they own.

Convertible securities: Usually preferred stocks or               The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of         them on the basis of the common stock into which they can be
shares of common stock at a predetermined price.                  converted, not on the basis of the debt ratings of the
                                                                  convertible securities.


Repurchase agreements: An agreement between a buyer of            Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities in       short-term investment for the Fund's cash position. In order
which the seller agrees to buy the securities back within a       to enter into these repurchase agreements, the Fund must
specified time at the same price the buyer paid for them,         have collateral of at least 102% of the repurchase price.
plus an amount equal to an agreed upon interest rate.             The Fund may not have more than 10% of its assets in
Repurchase agreements are often viewed as equivalent to           repurchase agreements with maturities of over seven days.
cash.                                                             The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.

American Depositary Receipts (ADRs): ADRs are issued by a         We may invest without limit in ADRs and will do so when we
U.S. bank and represent the bank's holdings of a stated           believe they offer greater value and greater appreciation
number of shares of a foreign corporation. An ADR entitles        potential than U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Restricted securities: Privately placed securities whose          The Fund may invest in privately placed securities including
resale is restricted under securities law.                        those that are eligible for resale only among certain
                                                                  institutional buyers without registration, which are
                                                                  commonly known as Rule 144A Securities.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                  How we use them
----------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or          If we have stocks that appreciated in price, we may want to
sell a security at an agreed upon price at a future date.         protect those gains when we anticipate adverse conditions.
The purchaser of an option may or may not choose to go            We might use options or futures to neutralize the effect of
through with the transaction.                                     any price declines, without selling the security. We might also use options or futures to gain exposure to a particular
Futures contracts are agreements for the purchase or sale of      market segment without purchasing individual securities in
securities at a specified price, on a specified date. Unlike      that segment. We might use this approach if we had excess
an option, a futures contract must be executed unless it is       cash that we wanted to invest quickly.
sold before the settlement date.
                                                                  We might use covered call options if we believe that doing
Certain options and futures may be considered to be               so would help the Fund to meet its investment objective.
derivative securities.
                                                                  Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Illiquid securities: Securities that do not have a ready          The Fund may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at            illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
----------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as other securities in which the Fund may invest.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio one in the course of a year. High turnover rate can result in increased transaction costs and tax liability for investors, which may affect the Fund's performance.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                   How we strive to manage them
---------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond             securities that we believe can continue to provide returns
market-will decline in value because of factors such as           over an extended period of time regardless of interim market
economic conditions, future expectations or investor              fluctuations We do not try to predict overall stock market
confidence.                                                       movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of          We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an            industry and in any individual security. We also follow a
individual stock or bond will decline because of changing         rigorous selection process before choosing securities and
expectations for the performance of that industry or for the      continuously monitor them while they remain in the
individual company issuing the stock.                             portfolio.

Small company risk is the risk that prices of smaller             The Fund maintains a diversified portfolio, selects stocks
companies may be more volatile than larger companies because      carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.

Interest rate risk is the risk that securities, particularly      The Fund can invest in small or mid-cap companies and we
bonds with longer maturities, will decrease in value if           seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates       with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by         situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money        ability to finance future expansion and operations. As
to finance operations, may also be adversely affected by          appropriate, the potential impact that rising interest rates
rising interest rates.                                            might have on a stock is taken into consideration before a stock is purchased.

Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.

Futures and options risk is the possibility that a fund may       We will not use futures and options for speculative reasons.
experience a significant loss if it employs an options or         We may use futures and options to protect gains in the
futures strategy related to a security or a market index and      portfolio without actually selling a security. We may also
that security or index moves in the opposite direction from       use options and futures to quickly invest excess cash so
what the portfolio manager anticipated. Futures and options       that the portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.

Foreign risk is the risk that foreign securities may be           The Fund typically invests only a small portion its
adversely affected by political instability, changes in           portfolio in foreign securities or ADRs. When we do purchase
currency exchange rates, foreign economic conditions or           foreign securities, they are often denominated in U.S.
inadequate regulatory and accounting standards.                   dollars. We also tend to avoid markets where we believe
                                                                  accounting standards or the regulatory structure are
                                                                  underdeveloped.
---------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was not paid a fee for the last fiscal year, which includes a reduction due to expense caps.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day decisions for the Fund. When making decisions for the Fund, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Francis J. Houghton, Jr., Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs. Mr. Frey has been senior portfolio manager for the Fund since its inception.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has 24 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Francis J. Houghton, Jr., Vice President/Senior Portfolio Manager, received a BBA from Manhattan College and attended New York University Graduate School of Business Administration. Prior to joining Delaware Investments in March 2000, Mr. Houghton was Portfolio Manager with Lynch & Mayer, Inc., which he joined in 1990 and became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969 to 1977.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at PriceWaterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------       Mellon Bank, N.A.
    2005 Market Street                                -------------------                         One Mellon Center
Philadelphia, PA 19103-7094                           |                 |                        Pittsburgh, PA 15258
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary wholesaler         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                                    ------------
                                                                    Shareholders
                                                                    ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients; or

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account Number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call the Shareholder Service Center at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes

Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains unless you tell us otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds and investment vehicles that operate similarly to funds of funds

The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

Financial highlights

                                                                                                                 Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended        7/31/01(1)
                                                                                                              6/30         through
The Financial          Delaware Small Cap Growth Fund                                                         2003         6/30/02
highlights table is    -------------------------------------------------------------------------------------------------------------
intended to help you     Net asset value, beginning of period                                               $8.140          $8.500
understand the
Fund's financial         Income (loss) from investment operations:
performance. All
"per share"              Net investment loss(2)                                                             (0.063)         (0.040)
information reflects
financial results        Net realized and unrealized gain (loss) on investments                              1.133          (0.320)
for a single Fund                                                                                           ------          ------
share. This
information has been     Total from investment operations                                                    1.070          (0.360)
audited by Ernst &                                                                                          ------          ------
Young LLP, whose
report, along with       Net asset value, end of period                                                     $9.210          $8.140
the Fund's financial                                                                                        ======          ======
statements, is
included in the          Total return(3)                                                                    13.14%          (4.24%)
Fund's annual
report, which is         Ratios and supplemental data:
available upon
request by calling       Net assets, end of period (000 omitted)                                            $2,169          $1,915
800 523-1918
                         Ratio of expenses to average net assets                                             1.35%           1.35%

                         Ratio of expenses to average net assets prior to expense limitation
                            and expenses paid indirectly                                                     2.85%           6.09%

                         Ratio of net investment loss to average net assets                                 (0.83%)         (0.52%)

                         Ratio of net investment loss to average net assets prior to expense limitation
                             and expenses paid indirectly                                                   (2.33%)         (5.26%)

                         Portfolio turnover                                                                    60%            138%
                       -------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects an expense limitation in effect for the Fund. Performance would have been lower had the expense limitation not been in effect.

How to read the Financial highlights

--------------------------------------------------------------------------------
Net investment loss
Net investment loss includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

Ratio of net investment loss to average
net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------
Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets for purposes of a fund's 80% policy means that the total value of all assets in a fund's portfolio, minus any liabilities, plus the amount of a fund's borrowings, if any, for investment purposes.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Russell 2000 Growth Index
Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE SMALL CAP
GROWTH FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------

WEB SITE

www.delawareinvestments.com

E-MAIL

service@delinvest.com

CLIENT SERVICES REPRESENTATIVE

800 510-4015

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-1485

Delaware Small Cap Growth Fund

                                           CUSIP        NASDAQ
                                           -----        ------
Institutional Class                      246118608       DSCIX



PR-512 [--] IVES 8/03                                                      J9357

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




GROWTH EQUITY


Prospectus August 29, 2003
--------------------------------------------------------------------------------
                         DELAWARE TECHNOLOGY AND INNOVATION FUND
                         CLASS A o CLASS B o CLASS C o CLASS R




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

..................................................................
Fund profile                                               page 2
Delaware Technology and Innovation Fund                         2
..................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
..................................................................
Who manages the Fund                                      page 10
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     11
..................................................................
About your account                                        page 12
Investing in the Fund                                          12
   Choosing a share class                                      12

   Dealer Compensation                                         15

How to reduce your sales charge                                16
How to buy shares                                              17
Retirement plans                                               18
How to redeem shares                                           19
Account minimums                                               20
Special services                                               21
Dividends, distributions and taxes                             22
..................................................................
Certain management considerations                         page 23
..................................................................
Financial highlights                                      page 24
..................................................................
Glossary                                                  page 28

Profile: Delaware Technology & Innovation Fund

What is the Fund's goal?

    Delaware Technology and Innovation Fund seeks to provide long-term capital growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of companies believed to benefit from technological advances and improvements.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors unwilling to accept the risks of a non-diversified, more concentrated fund focusing on companies believed to benefit from technological advances and improvements.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

What are the Fund's main investment strategies? We invest primarily in stocks we believe will benefit from technological advances and improvements. The stocks can be of any size or market capitalization, including securities of emerging or other growth-oriented companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of companies that we believe are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology (the "80% policy").

The Fund uses a bottom-up approach to stock selection that seeks companies that are market leaders, have strong product cycles, innovative concepts or may benefit from industry trends. We look at estimated growth rates, market capitalization and cash flows as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. Although the Fund will not invest more than 25% of its net assets in any one industry, the Fund will be highly concentrated in the industries that are poised to benefit from technology or from innovations that may indirectly benefit from technology. Therefore, the Fund may be particularly sensitive to changes in the general market and economic conditions that affect those industries. Companies in the rapidly changing field of technology and in the fields that may benefit from innovation and technology often face special risks. For example, their products may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is likely to be much more volatile than one with exposure to a greater variety of industries, especially in the short run.


In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrow product lines, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience more volatile price fluctuations, especially over the short term.

The Fund is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Because of the small number of different stocks held by the Fund, a change in the price of any single stock may have a significant effect on the Fund's performance. Thus, adverse effects on an investment held by the Fund will subject the Fund to greater risk.


The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

How has Delaware Technology and Innovation Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Class A shares for the past three calendar years as well as the average annual returns for all shares for the one-year and lifetime periods. Class R shares are not shown because these shares have not commenced operations. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps.


Year-by-year total return (Class A)


-29.70%   -62.27%    -50.00%
-----------------------------
 2000       2001      2002

As of June 30, 2003, the Fund`s Class A shares had a calendar year-to-date return of 23.01%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 47.71% for the quarter ended December 31, 2001 and its lowest quarterly return was -56.09% for the quarter ended March 31, 2001.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

Average annual returns for periods ending 12/31/02                                                             1 year     Lifetime**
------------------------------------------------------------------------------------------------------------------------------------
                                                    Class A return before taxes                                -52.92%     -49.87%

                                                    Class A return after taxes on distributions                -52.92%     -49.87

                                                    Class A return after taxes on distributions and sale of
                                                       Fund shares                                             -32.49%     -33.04

                                                    Class B return before taxes*                               -52.65%     -49.71

                                                    Class C return before taxes*                               -51.17%     -49.32

                                                    NASDAQ Composite Index (reflects no deduction for fees,
                                                       expenses or taxes)                                      -31.53%     -31.02


  The Fund's returns are compared to the performance of the NASDAQ Composite Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.
  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.


 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be -50.67% and -49.32% for the one-year and lifetime periods, respectively. If shares were not redeemed, returns before taxes for Class C would be -50.67% and -49.32% for the one-year and lifetime periods, respectively.
**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception date for Class A, Class B and Class C shares of the Fund was December 29, 1999. NASDAQ Composite Index return is for the Fund's Class A lifetime period.

What are the Fund's fees and expenses?   CLASS                                           A           B            C           R
-------------------------------------------------------------------------------------------------------------------------------

Sales charges are fees paid directly     Maximum sales charge (load) imposed
from your investments when you buy or       on purchases as a percentage of
sell shares of the Fund. You do not pay     offering price                           5.75%        none         none        none
sales charges when you buy or sell
Class R shares.                          Maximum contingent deferred sales
                                            charge (load) as a percentage of
                                            original purchase price or
                                            redemption price, whichever
                                            is lower                                  none(1)    4.00%(2)     1.00%(3)     none

                                         Maximum sales charge (load)
                                            imposed on reinvested dividends           none        none         none        none

                                         Redemption fees                              none        none         none        none

                                         Exchange fees(4)                             none        none         none        none
-------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are       Management fees                             0.75%       0.75%        0.75%       0.75%
deducted from the Fund's assets.
                                         Distribution and service (12b-1) fees(5)    0.30%       1.00%        1.00%       0.60%

                                         Other expenses                              3.23%       3.23%        3.23%       3.23%

                                         Total operating expenses                    4.28%       4.98%        4.98%       4.58%

                                         Fee waivers and payments(5,6)              (2.83%)     (2.78%)      (2.78%)     (2.78%)

                                         Net expenses                                1.45%       2.20%        2.20%       1.80%


                                         CLASS(8)                A           B            B           C            C          R
                                                                               (if redeemed)            (if redeemed)
--------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you     1 year               $714        $223         $623        $223         $323       $183
compare the cost of investing in the
Fund to the cost of investing in other   3 years            $1,556      $1,247       $1,522      $1,247       $1,247     $1,132
mutual funds with similar investment
objectives. We show the cumulative       5 years            $2,409      $2,272       $2,497      $2,272       $2,272     $2,089
amount of Fund expenses on a
hypothetical investment of $10,000 with  10 years           $4,598      $4,697       $4,697      $4,835       $4,835     $4,518
an annual 5% return over the time
shown.(7) This is an example only, and
does not represent future expenses,
which may be greater or less than those
shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(5) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares' 12b-1 fee through August 31, 2004 to no more than 0.25% of average daily net assets.
(6) The investment manager has contracted to waive fees and pay expenses through August 31, 2004 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(8) Class B shares automatically convert to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. The following describes how the portfolio managers pursue the Fund's investment goal.

    We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify companies of any size that offer above-average opportunities for long-term price appreciation. At least 80% of the Fund's assets will be invested in common stocks issued by companies that we believe are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology. In striving to identify such companies, we will evaluate a company's managerial skills, strategic focus, product development, position in its industry or relevant markets, and innovative concepts.

Some industries likely to be represented in the portfolio are:

o computer software and hardware;
o semiconductor, minicomputers and peripheral equipment;
o telecommunication, media and information services;
o environmental services, chemicals and synthetic materials;
o defense and commercial electronics;
o data storage and retrieval; and
o biotechnology, health care and medical supplies.

The Fund uses a bottom-up approach to stock selection. We look at estimated growth rates, market capitalization and cash flows of individual companies as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

---------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                       How we use them
---------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      We invest at least 80% of the Fund's total assets in equity
in a corporation. Stockholders participate in the                 securities (including common stocks and convertible
corporation's profits and losses proportionate to the number      securities). Generally, however, we invest 85% to 100% of
of shares they own.                                               net assets in common stock. The Fund may invest in common
                                                                  stocks of any market capitalization.


American Depositary Receipts (ADRs): ADRs are issued by a         We may invest without limit in ADRs and will do so when we
U.S. bank and represent the bank's holdings of a stated           believe they offer greater value and greater appreciation
number of shares of a foreign corporation. An ADR entitles        potential than U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.


Convertible securities: Usually preferred stocks or               The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of         them on the basis of the common stock into which they can be
shares of common stock at a predetermined price.                  converted, not on the basis of the debt ratings of the
                                                                  convertible securities.

Repurchase agreements: An agreement between a buyer of            Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities in       short-term investment for the Fund's cash position. In order
which the seller agrees to buy the securities back within a       to enter into these repurchase agreements, the Fund must
specified time at the same price the buyer paid for them,         have collateral of 102% of the repurchase price. The Fund
plus an amount equal to an agreed upon interest rate.             may not have more than 10% of its assets in repurchase
Repurchase agreements are often viewed as equivalent to           agreements with maturities of over seven days. The Fund will
cash.                                                             only enter into repurchase agreements in which the
                                                                  collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities whose          We may invest in privately placed securities including those
resale is restricted under securities law.                        that are eligible for resale only among certain
                                                                  institutional buyers without registration, which are
                                                                  commonly known as Rule 144A Securities.
---------------------------------------------------------------------------------------------------------------------------------

6

---------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                       How we use them
---------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or          If we have stocks that appreciated in price, we may want to
sell a security at an agreed upon price at a future date.         protect those gains when we anticipate adverse conditions.
The purchaser of an option may or may not choose to go            We might use options or futures to neutralize the effect of
through with the transaction.                                     any price declines, without selling the security. We might also use options or futures to gain exposure to a particular
Futures contracts are agreements for the purchase or sale of      market segment without purchasing individual securities in
securities at a specified price, on a specified date. Unlike      that segment. We might use this approach if we had excess
an option, a futures contract must be executed unless it is       cash that we wanted to invest quickly.
sold before the settlement date.
                                                                  We might use covered call options if we believe that doing
Certain options and futures may be considered to be               so would help the Fund to meet its investment objective.
derivative securities.
                                                                  Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Illiquid securities: Securities that do not have a ready          The Fund may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at            illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
---------------------------------------------------------------------------------------------------------------------------------


The Fund may also invest in other securities including warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as other securities in which the Fund may invest.


Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.


Portfolio turnover We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year, if for example a Fund bought and sold all the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover rate can result in increased transaction costs and tax liability for investors, which may affect the Fund's performance.

The risks of investing in the Fund


Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


---------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                     How we strive to manage them
---------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond             securities that we believe can continue to provide returns
market-will decline in value because of factors such as           over an extended period of time regardless of interim market
economic conditions, future expectations or investor              fluctuations. We do not try to predict overall stock market
confidence.                                                       movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.


Industry and security risk is the risk that the value of          Although the Fund will not invest more than 25% of its net
securities in a particular industry or the value of an            assets in one industry, it will concentrate its investments
individual stock or bond will decline because of changing         in companies that we believe will benefit from technological
expectations for the performance of that industry or for the      advances and innovation. As a result, the value of Fund
individual company issuing the stock.                             shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more
                                                                  susceptible to any single economic, political or regulatory occurrence affecting these companies.

                                                                  To seek to reduce these risks, we limit the amount of the
                                                                  Fund's assets invested in any one industry and we follow a rigorous selection process before choosing securities for
                                                                  the Fund.

Interest rate risk is the risk that securities, particularly      The Fund can invest in small or mid-cap companies and we
bonds with longer maturities, will decrease in value if           seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates       with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by         situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money        ability to finance future expansion and operations. As
to finance operations, may also be adversely affected by          appropriate, the potential impact that rising interest rates
rising interest rates.                                            might have on a stock is taken into consideration before a stock is purchased.

Foreign risk is the risk that foreign securities may be           Currently, the Fund intends to invest only a small portion
adversely affected by political instability, changes in           of its portfolio in ADRs. If we were to purchase foreign
currency exchange rates, foreign economic conditions or           securities, they would often be denominated in U.S. dollars.
inadequate regulatory and accounting standards.                   We also tend to avoid markets where we believe accounting
                                                                  principles or the regulatory structure are underdeveloped.
---------------------------------------------------------------------------------------------------------------------------------

8

---------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                     How we strive to manage them
---------------------------------------------------------------------------------------------------------------------------------
Company size risk is the risk that prices of small and            The Fund seeks opportunities among companies of all sizes.
medium-sized companies may be more volatile than larger           Because the Fund does not concentrate specifically on small
companies because of limited financial resources or               or medium-sized companies, this risk may be balanced by
dependence on narrow product lines.                               holdings of larger companies.

Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.

Non-diversified funds risk: Non-diversified investment            The Fund is a non-diversified fund as defined by the
companies have the flexibility to invest as much as 50% of        Investment Company Act of 1940. We perform extensive
their assets in as few as two issuers with no single issuer       analysis on all securities, particularly those that
accounting for more than 25% of the portfolio. The remaining      represent a larger percentage of portfolio assets.
50% of the portfolio must be diversified so that no more
than 5% of a fund's assets is invested in the securities of
a single issuer. Since a non-diversified fund may invest its assets in fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund were
fully diversified because changes in the price of any one
portfolio security may affect a larger portion of the fund's overall assets.

Futures and options risk is the possibility that a fund may       We will not use futures and options for speculative reasons.
experience a significant loss if it employs an options or         We may use futures and options to protect gains in the
futures strategy related to a security or a market index and      portfolio without actually selling a security. We may also
that security or index moves in the opposite direction from       use options and futures to quickly invest excess cash so
what the portfolio manager anticipated. Futures and options       that the portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
---------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager


The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was not paid a fee for the last fiscal year, which includes a reduction due to expense caps.


Portfolio managers


Jeffrey W. Hynoski has primary responsibility for making day-to-day investment decisions for Delaware Technology and Innovation Fund. In making decisions for the Fund, Mr. Hynoski regularly consults with Gerald S. Frey. Mr. Hynoski has been managing the Fund since its inception.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has 24 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 10 for details)               ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary wholesaler         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  Shareholders
                                                                  ------------


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.


Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.


Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.


Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.


Financial advisors Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.


Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in
the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class


Class
A


o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o  If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.


o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.


o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.


o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.




Class A sales charges


                               Sales charge as %       Sales charge as %
Amount of purchase             of offering price       of amount invested
------------------             -----------------       ------------------
Less than $50,000                      5.75%                6.10%
$50,000 but under $100,000             4.75%                4.99%
$100,000 but under $250,000            3.75%                3.90%
$250,000 but under $500,000            2.50%                2.56%
$500,000 but under $1 million          2.00%                2.04%


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer's Compensation below for a description of the amount of dealer commission paid.


                               Sales charge as %       Sales charge as %
Amount of purchase             of offering price       of amount invested
------------------             -----------------       ------------------
$1 million up to $5 million             none                none
Next $20 million up to $25 million      none                none
Amount over $25 million                 none                none

CLASS
B


o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.


o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.


o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.


o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.


o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS
C


o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS
R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement recordkeeping system that are offering R Class shares to participants.


Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor. Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any account holding Class A shares as of June 1, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Dealer compensation
Your financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                  CLASS A1    CLASS B2    CLASS C3     CLASS R4
--------------------------------------------------------------------------------
Commission                         -           4.00%        1.00%       -
Investment up to $49,999           5.00%       -            -           -
$50,000 to $99,999                 4.00%       -            -           -
$100,000 to $249,999               3.00%       -            -           -
$250,000 to $499,999               2.00%       -            -           -
$500,000 to $999,999               1.60%       -            -           -
$1,000,000 to $4,999,999           1.00%       -            -           -
$5,000,000 to $24,999,999          0.50%       -            -           -
$25,000,000 or more                0.25%       -            -           -
12b-1 Fee to Dealer                0.30%       0.25%        1.00%       0.60%

1 On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through August 31, 2004.
2 On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.
3 On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
4 On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. Class R shares have no up-front sales charge.


                                                                                             Share class
Program                           How it works                          A                          B                        C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent         Through a Letter of Intent you agree           X                 Although the Letter of Intent and
                         to invest a certain amount in                                    Rights of Accumulation do not apply
                         Delaware Investments Funds (except                               to the purchase of Class B and Class
                         money market funds with no sales                                 C shares, you can combine your
                         charge) over a 13-month period to                                purchase of Class A shares with your
                         qualify for reduced front-end sales                              purchase of Class B and Class C
                         charges.                                                         shares to fulfill your Letter of
                                                                                          Intent or qualify for Rights of
                                                                                          Accumulation.

Rights of Accumulation   You can combine your holdings or               X
                         purchases of all funds in the
                         Delaware Investments family (except
                         money market funds with no sales
                         charge) as well as the holdings and
                         purchases of your spouse and
                         children under 21 to qualify for
                         reduced front-end sales charges.

Reinvestment of          Up to 12 months after you redeem       For Class A, you          For Class B, your           Not available.
Redeemed Shares          shares, you can reinvest the           will not have to          account will be
                         proceeds without paying a sales        pay an additional         credited with the
                         charge as noted to the right.          front-end sales           contingent deferred
                                                                charge.                   sales charge you
                                                                                          previously paid on
                                                                                          the amount you are
                                                                                          reinvesting. Your
                                                                                          schedule for
                                                                                          contingent deferred
                                                                                          sales charges and
                                                                                          conversion to Class
                                                                                          A will not start
                                                                                          over again; it will
                                                                                          pick up from the
                                                                                          point at which you
                                                                                          redeemed your
                                                                                          shares.

SIMPLE IRA, SEP/IRA,     These investment plans may qualify             X                 There is no reduction in sales charges for
SAR/SEP, Prototype       for reduced sales charges by                                     Class B or Class C shares for group
Profit Sharing,          combining the purchases of all                                   purchases by retirement plans.
Pension, 401(k),         members of the group. Members of
SIMPLE 401(k),           these groups may also qualify to
403(b)(7), and 457       purchase shares without a front-end
Retirement Plans         sales charge and may qualify for a
                         waiver of any contingent deferred
                         sales charges.
------------------------------------------------------------------------------------------------------------------------------------

How to buy shares

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

How to buy shares
(continued)


Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
(IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of $25 or more. The minimum initial purchase for a Coverdell Education Savings Account (formerly Education IRA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.


The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


Account minimums
If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minor accounts or accounts with automatic investing plans and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access
Account access is a password protected area of Delaware Investments' web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


Exchanges
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Special services
(continued)

MoneyLine(SM)
On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.


MoneyLine
Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.


Systematic
Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.


Dividends,
distributions and
taxes

Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.


In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds and investment vehicles that operate similarly to funds of funds

The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

Financial highlights


                                                                                                                             Class A
                                                                                                            Year ended   12/29/99(1)
                                                                                                                  6/30       through
The Financial               Delaware Technology and                                       2003       2002         2001       6/30/00
highlights table is         Innovation Fund
intended to help you        --------------------------------------------------------------------------------------------------------
understand the
Fund's financial
performance. All            Net asset value, beginning of period                         $1.350     $3.210      $9.700       $8.500
"per share"
information reflects        Income (loss) from investment operations:
financial results
for a single Fund           Net investment loss(2)                                       (0.013)    (0.025)     (0.073)      (0.049)
share. This
information has been        Net realized and unrealized gain (loss) on investments        0.053     (1.835)     (6.417)       1.249
audited by Ernst &                                                                       ------     ------      ------       ------
Young LLP, whose
report, along with          Total from investment operations                              0.040     (1.860)     (6.490)       1.200
the Fund's financial                                                                     ------     ------      ------       ------
statements, is
included in the             Net asset value, end of period                               $1.390     $1.350      $3.210       $9.700
Fund's annual                                                                            ======     ======      ======       ======
report, which is
available upon              Total return(3)                                               2.96%    (57.94%)    (66.91%)      14.12%
request by calling
800 523-1918.               Ratios and supplemental data:

                            Net assets, end of period (000 omitted)                     $13,441    $11,520     $22,452      $50,548

                            Ratio of expenses to average net assets                       1.45%      1.45%       1.44%        1.45%

                            Ratio of expenses to average net assets prior to expense
                               limitation and expenses paid directly                      4.27%      2.93%       1.78%        1.78%

                            Ratio of net investment loss to average net assets           (1.11%)    (1.22%)     (1.11%)      (1.04%)

                            Ratio of net investment loss to average net assets prior to
                               expense limitation and expenses paid directly             (3.93%)    (2.70%)     (1.45%)      (1.37%)

                            Portfolio turnover                                              89%        90%        144%         177%
                            --------------------------------------------------------------------------------------------------------


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.


                                                                                                   Class B


                                                                                Year ended     12/29/99(1)
                                                                                      6/30         through
Delaware Technology and                                       2003       2002         2001         6/30/00
Innovation Fund
----------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $1.330      $3.180       $9.670      $8.500

Income (loss) from investment operations:

Net investment loss(2)                                         (0.022)     (0.041)      (0.119)     (0.082)

Net realized and unrealized gain (loss) on investments          0.042      (1.809)      (6.371)      1.252
                                                               ------      ------       ------      ------
Total from investment operations                                0.020      (1.850)      (6.490)      1.170
                                                               ------      ------       ------      ------
Net asset value, end of period                                 $1.350      $1.330       $3.180      $9.670
                                                               ======      ======       ======      ======

Total return(3)                                                 1.50%     (58.18%)     (67.15%)     13.88%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $8,095      $9,874      $23,160     $47,257

Ratio of expenses to average net assets                         2.20%       2.20%        2.19%       2.20%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid directly                        4.98%       3.68%        2.53%       2.53%

Ratio of net investment loss to average net assets             (1.86%)     (1.97%)      (1.86%)     (1.79%)

Ratio of net investment loss to average net assets prior to
   expense limitation and expenses paid directly               (4.64%)     (3.45%)      (2.20%)     (2.12%)

Portfolio turnover                                                89%         90%         144%        177%
-----------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitations not been in effect.


                                                                                                  Class C
                                                                                Year ended     12/29/99(1)
                                                                                      6/30         through
Delaware Technology and                                       2003       2002         2001         6/30/00
Innovation Fund
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $1.330      $3.180       $9.670      $8.500

Income (loss) from investment operations:

Net investment loss(2)                                         (0.022)     (0.041)      (0.121)     (0.082)

Net realized and unrealized gain (loss) on investments          0.042      (1.809)      (6.369)      1.252

Total from investment operations                                0.020      (1.850)      (6.490)      1.170

Net asset value, end of period                                 $1.350      $1.330       $3.180      $9.670

Total return(3)                                                 1.50%     (58.18%)     (67.15%)     13.88%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $3,064      $3,059       $7,282     $18,431

Ratio of expenses to average net assets                         2.20%       2.20%        2.19%       2.20%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid directly                        4.98%       3.68%        2.53%       2.53%

Ratio of net investment loss to average net assets             (1.86%)     (1.97%)      (1.86%)     (1.79%)

Ratio of net investment loss to average net assets prior to
   expense limitation and expenses paid directly               (4.64%)     (3.45%)      (2.20%)     (2.12%)

Portfolio turnover                                                89%         90%         144%        177%
-----------------------------------------------------------------------------------------------------------


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitations not been in effect.

How to read the
Financial highlights

Net investment loss
Net investment loss includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

Ratio of net investment loss to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------
Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Cost basis
The original purchase price of an investment, used in determing capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.


NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets for purposes of a fund's 80% policy means that the total value of all assets in a fund's portfolio, minus any liabilities, plus the amount of a fund's borrowings, if any, for investment purposes.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE TECHNOLOGY AND INNOVATION FUND



Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

-------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com


SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:
o  For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


DELAWARE FUND SYMBOLS
Delaware Technology and Innovation Fund

                             CUSIP         NASDAQ
                             -----         ------
Class A                    246431100       DTYAX
Class B                    246431209       DTYBX
Class C                    246431308       DTYCX


Investment Company Act file number: 811-1485


PR-492 [--] IVES 8/03                                        J9352

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


GROWTH EQUITY







Prospectus  August 29, 2003
--------------------------------------------------------------------------------
            DELAWARE TECHNOLOGY AND INNOVATION FUND
            INSTITUTIONAL CLASS






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

....................................................................
Fund profile                                               page 2
Delaware Technology and Innovation Fund                         2
....................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
....................................................................
Who manages the Fund                                      page 10
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     11
....................................................................
About your account                                        page 12
Investing in the Fund                                          12
How to buy shares                                              13
How to redeem shares                                           14
Account minimum                                                15
Exchanges                                                      15
Dividends, distributions and taxes                             15
Certain management considerations                              15
....................................................................
Financial highlights                                      page 16
....................................................................
Glossary                                                  page 18

Profile: Delaware Technology and Innovation Fund

What is the Fund's goal?

Delaware Technology and Innovation Fund seeks to provide long-term capital growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of companies believed to benefit from technological advances and improvements.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors unwilling to accept the risks of a non-diversified, more concentrated fund focusing on companies believed to benefit from technological advances and improvements.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

What are the Fund's main investment strategies? We invest primarily in stocks we believe will benefit from technological advances and improvements. The stocks can be of any size or market capitalization, including securities of emerging or other growth-oriented companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of companies that we believe are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology (the "80% policy").

The Fund uses a bottom-up approach to stock selection that seeks companies that are market leaders, have strong product cycles, innovative concepts or may benefit from industry trends. We look at estimated growth rates, market capitalization and cash flows as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. Although the Fund will not invest more than 25% of its net assets in any one industry, the Fund will be highly concentrated in the industries that are poised to benefit from technology or from innovations that may indirectly benefit from technology. Therefore, the Fund may be particularly sensitive to changes in the general market and economic conditions that affect those industries. Companies in the rapidly changing field of technology and in the fields that may benefit from innovation and technology often face special risks. For example, their products may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is likely to be much more volatile than one with exposure to a greater variety of industries, especially in the short run.


In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrow product lines, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience more volatile price fluctuations, especially over the short term.

The Fund is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Because of the small number of different stocks held by the Fund, a change in the price of any single stock may have a significant effect on the Fund's performance. Thus, adverse effects on an investment held by the Fund will subject the Fund to greater risk.


The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

How has the Delaware Technology and Innovation Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Institutional Class shares for the past three calendar years as well as the average annual returns for these shares for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps.


Year-by-year total return (Institutional Class)


              -29.70%          -62.10%          -50.22%
             -------------------------------------------
               2000             2001             2002


As of June 30, 2003, the Fund`s Institutional Class shares had a calendar year-to-date return of 23.89%. During the periods illustrated in this bar chart, Institutional Class' highest quarterly return was 47.40% for the quarter ended December 31, 2001 and its lowest quarterly return was -55.93% for the quarter ended March 31, 2001.

                                                                                                                       Lifetime
Average annual returns for periods ending 12/31/02                                                       1 year       (12/29/99)
--------------------------------------------------------------------------------------------------------------------------------
                                                     Return before taxes                                 -50.22%         -48.87%
                                                     Return after taxes on distributions                 -50.22%         -48.87%
                                                     Return after taxes on distributions and
                                                        sale of Fund shares                              -30.84%         -32.59%
                                                     NASDAQ Composite Index (reflects no
                                                        deduction for fees, expenses or taxes)           -31.53%         -31.02%



The Fund's returns are compared to the performance of the NASDAQ Composite Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?

----------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments          Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.                 purchases as a percentage of offering price         none

                                                                     Maximum contingent deferred sales charge
                                                                        (load) as a percentage of original purchase
                                                                        price or redemption price, whichever is lower       none

                                                                     Maximum sales charge (load) imposed on
                                                                        reinvested dividends                                none

                                                                     Redemption fees                                        none

                                                                     Exchange fees(1)                                       none

----------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's          Management fees                                       0.75%
assets.
                                                                     Distribution and service (12b-1) fees                  none

                                                                     Other expenses                                        3.23%

                                                                     Total operating expenses                              3.98%

                                                                     Fee waivers and payments(2)                          (2.78%)

                                                                     Net expenses                                          1.20%
----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of             1 year                                                 $122
investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives. We show the         3 years                                                $957
cumulative amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time         5 years                                              $1,809
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those             10 years                                             $4,016
shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has contracted to waive fees and pay expenses through August 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. The following describes how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify companies of any size that offer above-average opportunities for long-term price appreciation. At least 80% of the Fund's assets will be invested in common stocks issued by companies that we believe are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology. In striving to identify such companies, we will evaluate a company's managerial skills, strategic focus, product development, position in its industry or relevant markets, and innovative concepts.

Some industries likely to be represented in the portfolio are:

o  computer software and hardware;

o  semiconductor, minicomputers and peripheral equipment;

o  telecommunication, media and information services;

o  environmental services, chemicals and synthetic materials;

o  defense and commercial electronics;

o  data storage and retrieval; and

o  biotechnology, health care and medical supplies.

The Fund uses a bottom-up approach to stock selection. We look at estimated growth rates, market capitalization and cash flows of individual companies as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we
typically invest in

Stocks offer investors the potential for capital appreciation and may pay dividends as well.

-------------------------------------------------------------------  ---------------------------------------------------------------
                         Securities                                                        How we use them
-------------------------------------------------------------------  ---------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         We invest at least 80% of the Fund's total assets in equity
in a corporation. Stockholders participate in the                    securities (including common stocks and convertible
corporation's profits and losses proportionate to the number         securities). Generally, however, we invest 85% to 100% of
of shares they own.                                                  net assets in common stock. The Fund may invest in common
                                                                     stocks of any market capitalization.


American Depositary Receipts (ADRs): ADRs are issued by a            We may invest without limit in ADRs and will do so when we
U.S. bank and represent the bank's holdings of a stated              believe they offer greater value and greater appreciation
number of shares of a foreign corporation. An ADR entitles           potential than U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.


Convertible securities: Usually preferred stocks or                  The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of            them on the basis of the common stock into which they can be
shares of common stock at a predetermined price.                     converted, not on the basis of the debt ratings of the
                                                                     convertible securities.

Repurchase agreements: An agreement between a buyer of               Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities in          short-term investment for the Fund's cash position. In order
which the seller agrees to buy the securities back within a          to enter into these repurchase agreements, the Fund must
specified time at the same price the buyer paid for them,            have collateral of 102% of the repurchase price. The Fund
plus an amount equal to an agreed upon interest rate.                may not have more than 10% of its net assets in repurchase
Repurchase agreements are often viewed as equivalent to              agreements with maturities of over seven days. The Fund will
cash.                                                                only enter into repurchase agreements in which the
                                                                     collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities including those
resale is restricted under securities law.                           that are eligible for resale only among certain
                                                                     institutional buyers without registration, which are
                                                                     commonly known as Rule 144A Securities.
-------------------------------------------------------------------  ---------------------------------------------------------------

-------------------------------------------------------------------  ---------------------------------------------------------------
                         Securities                                                        How we use them
-------------------------------------------------------------------  ---------------------------------------------------------------
Options and futures: Options represent a right to buy or             If we have stocks that appreciated in price, we may want to
sell a security at an agreed upon price at a future date.            protect those gains when we anticipate adverse conditions.
The purchaser of an option may or may not choose to go               We might use options or futures to neutralize the effect of
through with the transaction.                                        any price declines, without selling the security. We might also use options or futures to gain exposure to a particular
Futures contracts are agreements for the purchase or sale of         market segment without purchasing individual securities in
securities at a specified price, on a specified date. Unlike         that segment. We might use this approach if we had excess
an option, a futures contract must be executed unless it is          cash that we wanted to invest quickly.
sold before the settlement date.
                                                                     We might use covered call options if we believe that doing
Certain options and futures may be considered to be                  so would help the Fund to meet its investment objective.
derivative securities.
                                                                     Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Illiquid securities: Securities that do not have a ready             The Fund may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at               illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
-------------------------------------------------------------------  ---------------------------------------------------------------


The Fund may also invest in other securities including warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as other securities in which the Fund may invest.


Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.


Portfolio turnover We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year, if for example a Fund bought and sold all the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover rate can result in increased transaction costs and tax liability for investors, which may affect the Fund's performance.

The risks of investing in the Fund


Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-------------------------------------------------------------------  ---------------------------------------------------------------
                              Risks                                                      How we strive to manage them
-------------------------------------------------------------------  ---------------------------------------------------------------

Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               securities that we believe can continue to provide returns
market--will decline in value because of factors such as             over an extended period of time regardless of interim market
economic conditions, future expectations or investor                 fluctuations. We do not try to predict overall stock market
confidence.                                                          movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.


Industry and security risk is the risk that the value of             Although the Fund will not invest more than 25% of its net
securities in a particular industry or the value of an               assets in one industry, it will concentrate its investments
individual stock or bond will decline because of changing            in companies that we believe will benefit from technological
expectations for the performance of that industry or for the         advances and innovation. As a result, the value of Fund
individual company issuing the stock.                                shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more
                                                                     susceptible to any single economic, political or regulatory occurrence affecting these companies.

                                                                     To seek to reduce these risks, we limit the amount of the
                                                                     Fund's assets invested in any one industry and we follow a rigorous selection process before choosing securities for
                                                                     the Fund.


Interest rate risk is the risk that securities, particularly         The Fund can invest in small or mid-cap companies and we
bonds with longer maturities, will decrease in value if              seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates          with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by            situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money           ability to finance future expansion and operations. As
to finance operations, may also be adversely affected by             appropriate, the potential impact that rising interest rates
rising interest rates.                                               might have on a stock is taken into consideration before a stock is purchased.

Foreign risk is the risk that foreign securities may be              Currently, the Fund intends to invest only a small portion
adversely affected by political instability, changes in              of its portfolio in ADRs. If we were to purchase foreign
currency exchange rates, foreign economic conditions or              securities, they would often be denominated in U.S. dollars.
inadequate regulatory and accounting standards.                      We also tend to avoid markets where we believe accounting
                                                                     principles or the regulatory structure are underdeveloped.
-------------------------------------------------------------------  ---------------------------------------------------------------

-------------------------------------------------------------------  ---------------------------------------------------------------
                              Risks                                                      How we strive to manage them
-------------------------------------------------------------------  ---------------------------------------------------------------
Company size risk is the risk that prices of small and               The Fund seeks opportunities among companies of all sizes.
medium-sized companies may be more volatile than larger              Because the Fund does not concentrate specifically on small
companies because of limited financial resources or                  or medium-sized companies, this risk may be balanced by
dependence on narrow product lines.                                  holdings of larger companies.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.

Non-diversified funds risk: Non-diversified investment               The Fund is a non-diversified fund as defined by the
companies have the flexibility to invest as much as 50% of           Investment Company Act of 1940. We perform extensive
their assets in as few as two issuers with no single issuer          analysis on all securities, particularly those that
accounting for more than 25% of the portfolio. The remaining         represent a larger percentage of portfolio assets.
50% of the portfolio must be diversified so that no more
than 5% of a fund's assets is invested in the securities of
a single issuer. Since a non-diversified fund may invest its assets in fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund were
fully diversified because changes in the price of any one
portfolio security may affect a larger portion of the fund's overall assets.

Futures and options risk is the possibility that a fund may          We will not use futures and options for speculative reasons.
experience a significant loss if it employs an options or            We may use futures and options to protect gains in the
futures strategy related to a security or a market index and         portfolio without actually selling a security. We may also
that security or index moves in the opposite direction from          use options and futures to quickly invest excess cash so
what the portfolio manager anticipated. Futures and options          that the portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
-------------------------------------------------------------------  ---------------------------------------------------------------

Who manages the Fund

Investment manager


The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was not paid a fee for the last fiscal year, which includes a reduction due to expense caps.


Portfolio managers

Jeffrey W. Hynoski has primary responsibility for making day-to-day investment decisions for Delaware Technology and Innovation Fund. In making decisions for the Fund, Mr. Hynoski regularly consults with Gerald S. Frey.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University. Mr. Hynoski has been managing the Fund since its inception.


Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has 24 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Who's who?

The following information shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.


                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------        The Fund      ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 10 for details)               ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary wholesaler         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                                     ------------
                                                                     Shareholders
                                                                     ------------


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.


Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.


Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.


Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients; or

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services.

How to buy shares

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.


In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31, of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


Certain management considerations

Investments by fund of funds and investment vehicles that operate similarly to funds of funds

The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

Financial highlights

                                                                                                                 Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended  12/29/99(1)
                                                                                                                   6/30      through
The Financial            Delaware Technology and Innovation Fund                        2003        2002         2001      6/30/00
highlights table is      -----------------------------------------------------------------------------------------------------------
intended to help you      Net asset value, beginning of period                          $1.360      $3.220       $9.700      $8.500
understand the Fund's
financial performance.    Income (loss) from investment operations:
All "per share"
information reflects      Net investment loss(2)                                        (0.010)     (0.020)      (0.056)     (0.037)
financial results for
a single Fund share.      Net realized and unrealized gain (loss) on investments         0.050      (1.840)      (6.424)      1.237
This information has                                                                   -------     -------      -------     -------
been audited by Ernst     Total from investment operations                               0.040      (1.860)      (6.480)      1.200
& Young LLP, whose                                                                     -------     -------      -------     -------
report, along with the    Net asset value, end of period                                $1.400      $1.360       $3.220      $9.700
Fund's financial                                                                       =======     =======      =======     =======
statements, is            Total return(3)                                                2.94%     (57.76%)     (66.80%)     14.12%
included in the Fund's
annual report, which      Ratios and supplemental data:
is available upon
request by calling 800    Net assets, end of period (000 omitted)                       $1,544      $1,276       $2,798      $3,836
523-1918.
                          Ratio of expenses to average net assets                        1.20%       1.20%        1.19%       1.20%

                          Ratio of expenses to average net assets prior to expense
                             limitation and expenses paid directly                       3.98%       2.68%        1.53%       1.53%

                          Ratio of net investment loss to average net assets            (0.86%)     (0.97%)      (0.86%)     (0.79%)

                          Ratio of net investment loss to average net assets prior to
                             expense limitation and expenses paid directly              (3.64%)     (2.45%)      (1.20%)     (1.12%)

                          Portfolio turnover                                               89%         90%         144%        177%
                        ------------------------------------------------------------------------------------------------------------

1 Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

How to read the
Financial highlights

Net investment loss
Net investment loss includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from -- Net realized gain on investments."


Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

Ratio of net investment loss to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------


Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NASDAQ Composite Index
NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market. The index is market-value weighted and includes over 5,000 companies.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.


Net assets
Net assets for purposes of a fund's 80% policy means that the total value of all assets in a fund's portfolio, minus any liabilities, plus the amount of a fund's borrowings, if any, for investment purposes.


Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE TECHNOLOGY AND INNOVATION FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


--------------------------------------------------------------------------------
WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-1485

                                             CUSIP               NASDAQ
                                           ---------             ------
Delaware Technology and Innovation Fund
Institutional Class                        246431407             DTYIX



PR-495 [--] IVES 8/03                                        J9353

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


GROWTH EQUITY





Prospectus  AUGUST 29, 2003
--------------------------------------------------------------------------------
            DELAWARE TREND FUND
            CLASS A o CLASS B o CLASS C o CLASS R












            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
            APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
            UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

..................................................................
Fund profile                                              page  2
Delaware Trend Fund                                             2
..................................................................
How we manage the Fund                                    page  5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              7
..................................................................
Who manages the Fund                                      page  8
Investment manager                                              8
Portfolio managers                                              8
Who's who?                                                      9
..................................................................
About your account                                        page 10
Investing in the Fund                                          10
  Choosing a share class                                       10
  Dealer's compensation                                        13
How to reduce your sales charge                                14
How to buy shares                                              15
Retirement plans                                               16
How to redeem shares                                           16
Account minimums                                               17
Special services                                               18
Dividends, distributions and taxes                             19
..................................................................
Certain management considerations                         page 20
..................................................................
Financial highlights                                      page 21
..................................................................
Glossary                                                  page 24

Profile: Delaware Trend Fund


What is the Fund's goal?

     Delaware Trend Fund seeks capital appreciation by investing primarily in securities of emerging or other growth-oriented companies. Although the Fund will strive to meet its goals, there is no assurance that it will.

Who should invest in the Fund

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth. As these companies grow, we will normally hold their stocks until we believe they have achieved their growth potential or until we find what we believe to be better growth opportunities.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflows as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short-term.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Trend Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years as well as the average annual returns of all shares for the one-year, five-year and ten-year or lifetime periods, as applicable. Returns are not shown for Class R shares because the class commenced operations after the calendar year. The Fund's past performance does not necessarily indicate how it will perform in the future.

Year-by-year total return (Class A)

   22.67%   -9.97%   42.51%   10.71%   19.43%   13.57%   71.33%*  -6.79%   -14.88%   -20.25%
   -----------------------------------------------------------------------------------------
    1993     1994     1995     1996     1997     1998     1999     2000      2001      2002

* Returns for 1999 were unusually high and may not be duplicated.

As of June 30, 2003, the Fund's Class A shares had a calendar year-to-date return of 14.71%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 35.00% for the quarter ended December 31, 1999 and its lowest quarterly return -26.43% for the quarter ended September 30, 2001.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

                                                                                                                       10 years or
Average annual returns for periods ending 12/31/02                                                1 year      5 years   lifetime**
----------------------------------------------------------------------------------------------------------------------------------
                                                   Class A return before taxes                   -24.83%       3.02%        9.19%

                                                   Class A return after taxes on distributions   -24.83%       1.41%        6.77%

                                                   Class A return after taxes on distributions
                                                     and sale of Fund shares                     -15.24%       2.57%        6.97%

                                                   Class B return before taxes*                  -23.98%       3.19%        9.45%

                                                   Class C return before taxes*                  -21.60%       3.51%        7.00%

                                                   Class R return before taxes*                      N/A         N/A          N/A

                                                   Russell 2000 Growth Index
                                                    (reflects no deduction for fees, expenses
                                                    or taxes)                                    -30.26%      -6.59%        2.62%

  The Fund's returns are compared to the performance of the Russell 2000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above. After-tax performance is presented only for Class A shares of the Fund.

  The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be -20.82%, 3.50% and 9.45% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, returns before taxes for Class C would be -20.81%, 3.51% and 7.00% for the one-year, five-year and lifetime periods, respectively. Returns are not shown for Class R shares because the class commenced operations after the calendar year.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class B and Class C and Class R shares of the Fund were September 6, 1994, November 29, 1995 and June 1, 2003, respectively. Russell 2000 Growth Index return is for 10 years. Index returns for Class B and Class C lifetimes were 1.85% and -1.27%, respectively. Returns are not shown for Class R shares because the class commenced operations after the calendar year.


What are the Fund's fees and expenses?            CLASS                                      A           B            C          R
-----------------------------------------------------------------------------------------------------------------------------------

 Sales charges are fees paid directly             Maximum sales charge (load) imposed
 from your investments when you buy or             on purchases as a percentage of
 sell shares of the Fund. You do not pay           offering price                        5.75%        none         none      none
 sales charges when you buy or sell Class R
 shares.                                          Maximum contingent deferred sales
                                                   charge (load) as a percentage of
                                                   original purchase price or
                                                   redemption price, whichever
                                                   is lower                              none(1)      4.00%(2)     1.00%(3)  none

                                                  Maximum sales charge (load)
                                                   imposed on reinvested dividends        none        none         none      none

                                                  Redemption fees                         none        none         none      none

                                                  Exchange fees(4)                        none        none         none      none
-----------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses                    Management fees                         0.71%       0.71%        0.71%     0.71%
are deducted from the Fund's assets.
                                                  Distribution and service (12b-1)
                                                   fees(5)                                0.30%       1.00%        1.00%     0.60%

                                                  Other expenses                          0.49%       0.49%        0.49%     0.49%

                                                  Total operating expenses                1.50%       2.20%        2.20%     1.80%


                                                  CLASS(7)                A         B           B         C            C         R
                                                                                    (if redeemed)          (if redeemed)
-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you               1 year              $719      $223        $623      $223         $323      $183
compare the cost of investing in the
Fund to the cost of investing in other             3 years           $1,022      $688        $963      $688         $688      $566
mutual funds with similar investment
objectives. We show the cumulative amount          5 years           $1,346    $1,180      $1,405    $1,180       $1,180      $975
of Fund expenses on a hypothetical investment
of $10,000 with an annual 5% return over the      10 years           $2,263    $2,357      $2,357    $2,534       $2,534    $2,116
time shown.(6) This is an example only, and does
not represent future expenses, which may be
greater or less than those shown here.





(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50%
    during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(5) The Board of Trustees adopted a formula for calculating 12b-1 plan expense for Delaware Trend Fund's Class A that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10%. Class B and
    Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are each subject to a 12b-1 fee of 0.60% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund


Our investment strategies

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings. Following is a description of how the portfolio manager pursues the Fund's investment goal.

     We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Delaware Trend Fund studies:

o the operational history of the company;

o its strategic focus; and

o its competitive environment.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflows as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we seek to maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-------------------------------------------------------------------  ---------------------------------------------------------------
                         Securities                                                         How we use them
-------------------------------------------------------------------  ---------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                    stock with at least 65% in small, growth- oriented
corporation's profits and losses proportionate to the number         companies.
of shares they own.

American Depositary Receipts (ADRs): ADRs are issued by a            We may hold ADRs when we believe they offer greater
U.S. bank and represent the bank's holdings of a stated              appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer of               Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities in          short-term investment for the Fund's cash position. In order
which the seller agrees to buy the securities back within a          to enter into these repurchase agreements, the Fund must
specified time at the same price the buyer paid for them,            have collateral of 102% of the repurchase price. The Fund
plus an amount equal to an agreed upon interest rate.                will only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to              collateral is comprised of U.S. government securities.
cash.

Restricted securities: Privately placed securities whose             The Fund may invest in privately placed securities including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration, which are
                                                                     commonly known as Rule 144A Securities.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
-------------------------------------------------------------------  ---------------------------------------------------------------

The Fund may also invest in other securities, including convertible securities, warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-------------------------------------------------------------------  ---------------------------------------------------------------
                           Risks                                                      How we strive to manage them
-------------------------------------------------------------------  ---------------------------------------------------------------

Market risk is the risk that all or a majority of the securities     We maintain a long-term investment approach and focus
in a certain market--like the stock or bond market--will decline     on securities that we believe can appreciate over an
in value because of factors such as economic conditions, future      extended period of time regardless of interim market
expectations or investor confidence.                                 fluctuations. We do not try to predict overall stock
                                                                     market movements and though we may hold securities
                                                                     for any amount of time, we generally do not trade for
                                                                     short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of the Fund's assets invested in any
securities in a particular industry or the value of an individual    one industry and in any individual security. We also follow
stock or bond will decline because of changing expectations for      a rigorous selection process before choosing securities and
the performance of that industry or for the individual company       continuously monitor them while they remain in the portfolio.
issuing the stock.

Small company risk is the risk that prices of smaller                The Fund maintains a diversified portfolio, selects
companies may be more volatile than larger companies because         stocks carefully and monitors them continuously.
of limited financial resources or dependence on
narrow product lines.

Interest rate risk is the risk that securities, particularly         We analyze each company's financial situation and its
bonds with longer maturities, will decrease in value if interest     cash flow to determine the company's ability to finance
rates rise and increase in value if interest rates fall.             future expansion and operations. The potential effect that
However, investments in equity securities issued by small and        rising interest rates might have on a stock is taken into
medium-sized companies, which often borrow money to                  consideration before the stock is purchased.
finance operations, may also be adversely affected by rising interest rates.

Foreign risk is the risk that foreign securities may be adversely    We typically invest only a small portion of the Fund's
affected by political instability, changes in currency exchange      portfolio in foreign corporations indirectly through
rates, foreign economic conditions or inadequate regulatory          American Depositary Receipts. We may invest directly
and accounting standards.                                            in foreign securities, but currently do not intend to. When we do purchase ADRs, they are generally denominated in U.S.
                                                                     dollars and traded on a U.S. exchange.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a fund has valued them.
-------------------------------------------------------------------  ---------------------------------------------------------------

Who manages the Fund


Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.71% as a percentage of average daily net assets for the last fiscal year.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day decisions for the Fund. When making decisions for the Fund, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs. Mr. Frey has been senior portfolio manager for the Fund since March 1997 and was co-manager from June 1996 to March 1997.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has 24 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at PriceWaterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund        ------------------     JPMorgan Chase Bank
    2005 Market Street                                -------------------                     4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------                 2005 Market Street                  Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 8 for details)                ---------------------------             2005 Market Street
----------------------------                                    |          Philadelphia, PA 19103-7094
                                                                |       ------------------------------
                                      ---------------------------------        |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
                                            2001 Market Street                 |
                                         Philadelphia, PA 19103-7055           |
                                      ---------------------------------        |
                                                                 |             |
                                                                 |             |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account


Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.



                       Choosing a share class

                       o Class A shares have an up-front sales charge of up to 5.75% that you pay when
  CLASS                  you buy the shares. The offering price for Class A shares includes the front-end
    A                    sales charge.

                       o If you invest $50,000 or more, your front-end sales charge will be reduced.

                       o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

                       o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30%
                         of average daily net assets, which is lower than the 12b-1 fee for Class B,
                         Class C and Class R shares.

                       o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

                       o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

Class A sales charges  --------------------------------------------------------------------------------
                                                        Sales charge as %        Sales charge as %
                               Amount of purchase       of offering price        of amount invested
                       --------------------------------------------------------------------------------
                               Less than $50,000               5.75%                    6.10%

                           $50,000 but under $100,000          4.75%                    4.99%

                          $100,000 but under $250,000          3.75%                    3.90%

                          $250,000 but under $500,000          2.50%                    2.56%

                         $500,000 but under $1 million         2.00%                    2.04%
                       --------------------------------------------------------------------------------
                       As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer's Compensation below for a description of the amount of dealer commission paid.
                       --------------------------------------------------------------------------------
                                                           Sales charge as %      Sales charge as %
                                   Amount of purchase      of offering price      of amount invested
                       --------------------------------------------------------------------------------
                              $1 million up to $5 million        none                     none

                         Next $20 million up to $25 million      none                     none

                              Amount over $25 million            none                     none
                       --------------------------------------------------------------------------------


      CLASS            o Class B shares have no up-front sales charge, so the full amount of your
        B                purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

                       o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

                       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

                       o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets
                         (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

                       o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

                       o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

                       o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.



      CLASS            o Class C shares have no up-front sales charge, so the full amount of your
        C                purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

                       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

                       o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

                       o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

                       o Unlike Class B shares, Class C shares do not automatically convert into another class.

                       o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

      CLASS            o Class R shares have no up-front sales charge, so the full amount of your
        R                purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

                       o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and
                         Class C shares.

                       o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

                       o Unlike Class B shares, Class R shares do not automatically convert into another class.

                       o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement recordkeeping system that are offering R Class shares to participants.


Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any account holding Class A shares as of June 1, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Dealer compensation

Your financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                               CLASS A(1)   CLASS B(2)   CLASS C(3)   CLASS R(4)
--------------------------------------------------------------------------------
Commission (%)                       -        4.00%        1.00%          -
Investment up to $49,999         5.00%           -            -           -
$50,000 to $99,999               4.00%           -            -           -
$100,000 to $249,999             3.00%           -            -           -
$250,000 to $499,999             2.00%           -            -           -
$500,000 to $999,999             1.60%           -            -           -
$1,000,000 to $4,999,999         1.00%           -            -           -
$5,000,000 to $24,999,999        0.50%           -            -           -
$25,000,000 or more              0.25%           -            -           -
12b-1 Fee to Dealer              0.30%        0.25%        1.00%       0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992, a lesser amount may be paid.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. Class R shares have no up-front sales charge.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Share class
      Program                        How it works                       A                            B                    C
-----------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you               X               Although the Letter of Intent and Rights of
                           agree to invest a certain amount                             Accumulation do not apply to the purchase of
                           in Delaware Investments Funds                                Class B and Class C shares, you can combine
                           (except money market funds with                              your purchase of Class A shares with your
                           no sales charge) over a 13-month                             purchase of Class B and Class C shares to
                           period to qualify for reduced                                fulfill your Letter of Intent or qualify for
                           front-end sales charges.                                     Rights of Accumulation.

Rights of Accumulation     You can combine your holdings or             X
                           purchases of all funds in the
                           Delaware Investments family
                           (except money market funds with
                           no sales charge) as well as the
                           holdings and purchases of your
                           spouse and children under 21 to
                           qualify for reduced front-end
                           sales charges.

Reinvestment of            Up to 12 months after you redeem      For Class A, you       For Class B, your         Not available.
Redeemed Shares            shares, you can reinvest the          will not have to pay   account will be
                           proceeds without paying a sales       an additional          credited with the
                           charge as noted to the right.         front-end sales        contingent deferred
                                                                 charge.                sales charge you
                                                                                        previously paid on
                                                                                        the amount you are
                                                                                        reinvesting. Your
                                                                                        schedule for
                                                                                        contingent deferred
                                                                                        sales charges and
                                                                                        conversion to Class
                                                                                        A will not start
                                                                                        over again; it will
                                                                                        pick up from the
                                                                                        point at which you
                                                                                        redeemed your
                                                                                        shares.

SIMPLE IRA, SEP/IRA,       These investment plans may                   X               There is no reduction in sales charges for
SAR/SEP, Prototype Profit  qualify for reduced sales                                    Class B or Class C shares by group purchases
Sharing, Pension, 401(k),  charges by combining the                                     by retirement plans.
SIMPLE 401(k), 403(b)(7),  purchases of all members of the
and 457 Retirement Plans   group. Members of these groups
                           may also qualify to purchase
                           shares without a front-end sales
                           charge and may qualify for a
                           waiver of any contingent
                           deferred sales charges.
-----------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 89000403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
(IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of $25 or more. The minimum initial purchase for a Coverdell Education Savings Account (formerly Education IRA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

How to redeem shares
(continued)

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors accounts or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

--------------------------------------------------------------------------------

Automatic
Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access
Account access is a password protected area of Delaware Investments' web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend
Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

--------------------------------------------------------------------------------
MoneyLine(SM)
On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine
Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic
Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends,
distributions and
taxes

Delaware Trend Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund also will distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds and investment vehicles that operate similarly to funds of funds

The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

Financial highlights

                                                                                                                            Class A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         Year ended
                                                                                                                               6/30
The Financial            Delaware Trend Fund                                   2003       2002        2001         2000        1999
highlights table is      -----------------------------------------------------------------------------------------------------------
intended to help you     Net asset value, beginning of period               $15.770    $19.260     $27.800      $19.630     $18.550
understand the
Fund's financial         Income (loss) from investment operations:
performance. All
"per share"              Net investment loss(1)                              (0.138)    (0.151)     (0.146)      (0.188)     (0.140)
information reflects
financial results        Net realized and unrealized gain (loss)
for a single Fund           on investments                                    0.588     (3.339)     (6.279)      11.333       3.820
share. This                                                                 -------    -------     -------      -------     -------
information has been     Total from investment operations                     0.450     (3.490)     (6.425)      11.145       3.680
audited by Ernst &                                                          -------    -------     -------      -------     -------
Young LLP, whose         Less dividends and distributions from:
report, along with
the Fund's financial     Net realized gain on investments                         -          -      (2.115)      (2.975)     (2.600)
statements, is                                                              -------    -------     -------      -------     -------
included in the
Fund's annual            Total distributions                                      -          -      (2.115)      (2.975)     (2.600)
report, which is                                                            -------    -------     -------      -------     -------
available upon
request by calling       Net asset value, end of period                     $16.220    $15.770     $19.260      $27.800     $19.630
800 523-1918.                                                               =======    =======     =======      =======     =======

                         Total return(2)                                      2.85%    (18.12%)    (25.22%)      63.86%       24.76

                         Ratios and supplemental data:

                         Net assets, end of period (000 omitted)           $770,744   $829,409    $856,732     $922,398    $504,007

                         Ratio of expenses to average net assets              1.50%      1.45%       1.34%        1.29%       1.45%

                         Ratio of net investment loss to average
                            net assets                                       (0.98%)    (0.91%)     (0.68%)      (0.80%)     (0.87%)

                         Portfolio turnover                                     40%        47%         50%          77%         86%
                         -----------------------------------------------------------------------------------------------------------
                         (1) The average shares outstanding method has been applied for per share information.

                         (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


How to read the
Financial highlights
--------------------------------------------------------------------------------
Net investment loss
Net investment loss includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss)
on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

Net asset value
(NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

                                                                                                                            Class B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         Year ended
                                                                                                                               6/30
                         Delaware Trend Fund                                   2003       2002        2001         2000        1999
                         -----------------------------------------------------------------------------------------------------------
                         Net asset value, beginning of period               $14.570    $17.920     $26.180       $18.75     $17.960

                         Income (loss) from investment operations:

                         Net investment loss(2)                              (0.226)    (0.258)     (0.283)      (0.348)     (0.248)

                         Net realized and unrealized gain (loss)
                            on investments                                    0.536     (3.092)     (5.862)      10.753       3.638
                                                                            -------    -------     -------      -------     -------
                         Total from investment operations                     0.310     (3.350)     (6.145)      10.405       3.390
                                                                            -------    -------     -------      -------     -------
                         Less dividends and distributions from:

                         Net realized gain on investments                         -          -      (2.115)      (2.975)     (2.600)
                                                                            -------    -------     -------      -------     -------

                         Total distributions                                      -          -      (2.115)      (2.975)     (2.600)
                                                                            -------    -------     -------      -------     -------

                         Net asset value, end of period                     $14.880    $14.570     $17.920      $26.180     $18.750
                                                                            =======    =======     =======      =======     =======

                         Total return(3)                                      2.13%    (18.65%)    (25.76%)      62.74%      23.83%

                         Ratios and supplemental data:

                         Net assets, end of period (000 omitted)           $176,460   $199,027    $247,230     $231,856     $86,463

                         Ratio of expenses to average net assets              2.20%      2.16%       2.05%        2.01%       2.17%

                         Ratio of net investment loss to average
                            net assets                                       (1.68%)    (1.62%)     (1.39%)      (1.52%)     (1.59%)

                         Portfolio turnover                                     40%        47%         50%          77%         86%
                         -----------------------------------------------------------------------------------------------------------

                         (1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
                         (2) The average shares outstanding method has been applied for per share information.
                         (3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


--------------------------------------------------------------------------------
Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to
average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

Ratio of net
investment loss to
average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

                                                                                                          Class C     Class R
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Period
                                                                                                       Year ended   6/02/03(1)
                                                                                                             6/30     through
           Delaware Trend Fund                               2003        2002       2001        2000         1999     6/30/03
           -------------------------------------------------------------------------------------------------------- ---------
           Net asset value, beginning of period           $14.820     $18.230    $26.600    $ 19.010      $18.170     $16.260

           Income (loss) from investment operations:

           Net investment loss(2)                          (0.228)     (0.250)    (0.280)     (0.353)      (0.250)     (0.011)

           Net realized and unrealized gain (loss)
              on investments                                0.548      (3.160)    (5.975)     10.918        3.690      (0.029)
                                                          -------     -------    -------     -------      -------     -------
           Total from investment operations                 0.320      (3.410)    (6.255)     10.565        3.440      (0.040)
                                                          -------     -------    -------     -------      -------     -------
           Less dividends and distributions from:

           Net realized gain on investments                     -           -     (2.115)     (2.975)      (2.600)          -
                                                          -------     -------    -------     -------      -------     -------

           Total distributions                                  -           -     (2.115)     (2.975)      (2.600)          -
                                                          -------     -------    -------     -------      -------     -------

           Net asset value, end of period                 $15.140     $14.820    $18.230     $26.600      $19.010     $16.200
                                                          =======     =======    =======     =======      =======     =======

           Total return(3)                                  2.16%     (18.70%)   (25.73%)     62.72%       23.82%      (0.25%)

           Ratios and supplemental data:

           Net assets, end of period (000 omitted)        134,153    $130,860   $127,154     $74,924      $20,566           -

           Ratio of expenses to average net assets          2.20%       2.16%      2.05%       2.01%        2.17%       1.95%

           Ratio of net investment loss to average
              net assets                                   (1.68%)     (1.62%)    (1.39%)     (1.52%)      (1.59%)     (1.49%)

           Portfolio turnover                                 40%         47%        50%         77%          86%         40%
           -------------------------------------------------------------------------------------------------------- ---------

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Russell 2000 Growth Index
Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE TREND FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern
Time:
o  For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-1485

Delaware Trend Fund Symbols
                                  CUSIP         NASDAQ
                                  -----         ------
Class A                         245905104       DELTX
Class B                         245905302       DERBX
Class C                         245905401       DETCX
Class R                         245905500       DETRX

PR-003 [--] IVES 8/03                                                      J9350

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


GROWTH EQUITY





Prospectus  AUGUST 29, 2003
--------------------------------------------------------------------------------
            DELAWARE TREND FUND
            INSTITUTIONAL CLASS










THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

...................................................................
Fund profile                                               page 2
Delaware Trend Fund                                             2
...................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              7
...................................................................

Who manages the Fund                                       page 8
Investment manager                                              8
Portfolio managers                                              8
Who's who?                                                      9

...................................................................
About your account                                        page 10
Investing in the Fund                                          10
How to buy shares                                              11
How to redeem shares                                           12
Account minimum                                                13
Exchanges                                                      13
Dividends, distributions and taxes                             13
Certain management considerations                              13
...................................................................
Financial highlights                                      page 14
...................................................................
Glossary                                                  page 16

Profile: Delaware Trend Fund

What is the Fund's goal?

Delaware Trend Fund seeks capital appreciation by investing primarily in securities of emerging or other growth-oriented companies. Although the Fund will strive to meet its goals, there is no assurance that it will.

Who should invest in the Fund

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth. As these companies grow, we will normally hold their stocks until we believe they have achieved their growth potential or until we find what we believe to be better growth opportunities.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflows as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short-term.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Trend Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years as well as the average annual returns for the one-year, five-year and ten-year periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

Year-by-year total return (Institutional Class)

  22.69%    -9.79%    42.90%    10.87%    19.86%    13.84%    71.82%*   -6.52%    -14.63%    -20.02%
------------------------------------------------------------------------------------------------------
   1993      1994      1995      1996      1997      1998      1999      2000      2001        2002

*Returns for 1999 were unusually high and may not be duplicated.

As of June 30, 2003, the Fund's Institutional Class shares had a calendar year-to-date return of 14.90%. During the periods illustrated in this bar chart, Institutional Class' highest quarterly return was 35.09% for the quarter ended December 31, 1999 and its lowest quarterly return was -26.38% for the quarter ended September 30, 2001.

Average annual returns for periods ending 12/31/02                                         1 year       5 years     10 years
----------------------------------------------------------------------------------------------------------------------------
                                                     Return before taxes                   -20.02%       4.54%       10.13%
                                                     Return after taxes on distributions   -20.02%       2.94%        7.66%
                                                     Return after taxes on distributions
                                                        and sale of Fund shares            -12.29%       3.81%        7.72%
                                                     Russell 2000 Growth Index
                                                        (reflects no deduction for fees,
                                                        expenses or taxes)                 -30.26%      -6.59%        2.62%

The Fund's returns are compared to the performance of the Russell 2000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments     Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.            purchases as a percentage of offering price      none

                                                                Maximum contingent deferred sales charge
                                                                   (load) as a percentage of original purchase
                                                                   price or redemption price, whichever is lower    none

                                                                Maximum sales charge (load) imposed on
                                                                   reinvested dividends                             none

                                                                Redemption fees                                     none

                                                                Exchange fees(1)                                    none
------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from                Management fees                                    0.71%
the Fund's assets.
                                                                Distribution and service (12b-1) fees               none

                                                                Other expenses                                     0.49%

                                                                Total operating expenses                           1.20%
------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the                1 year                                              $122
cost of investing in the Fund to the cost of
investing in other mutual funds with similar                    3 years                                             $381
investment objectives. We show the cumulative
amount of Fund expenses on a hypothetical                       5 years                                             $660
investment of $10,000 with an annual 5% return
over the time shown.(2) This is an example only,                10 years                                          $1,455
and does not represent future expenses, which may
be greater or less than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

Our investment strategies

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings. Following is a description of how the portfolio manager pursues the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Delaware Trend Fund studies:

o  the operational history of the company;

o  its strategic focus; and

o  its competitive environment.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflows as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we seek to maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we
typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

--------------------------------------------------------------  -------------------------------------------------------------------
                        Securities                                                    How we use them
--------------------------------------------------------------  -------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership    Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the               stock with at least 65% in small, growth- oriented
corporation's profits and losses proportionate to the number    companies.
of shares they own.

American Depositary Receipts (ADRs): ADRs are issued by a       We may hold ADRs when we believe they offer greater
U.S. bank and represent the bank's holdings of a stated         appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer of          Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities in     short-term investment for the Fund's cash position. In order
which the seller agrees to buy the securities back within a     to enter into these repurchase agreements, the Fund must
specified time at the same price the buyer paid for them,       have collateral of 102% of the repurchase price. The Fund
plus an amount equal to an agreed upon interest rate.           will only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to         collateral is comprised of U.S. government securities.
cash.

Restricted securities: Privately placed securities whose        The Fund may invest in privately placed securities including
resale is restricted under securities law.                      those that are eligible for resale only among certain
                                                                institutional buyers without registration, which are
                                                                commonly known as Rule 144A Securities. Restricted
                                                                securities that are determined to be illiquid may not exceed the Fund's 10% limit on illiquid securities, which is
                                                                described below.

Illiquid securities: Securities that do not have a ready        We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at          securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.

--------------------------------------------------------------  -------------------------------------------------------------------

The Fund may also invest in other securities, including convertible securities, warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

The risks of
investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

--------------------------------------------------------------  -------------------------------------------------------------------
                          Risks                                                     How we strive to manage them
--------------------------------------------------------------  -------------------------------------------------------------------

Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond          securities that we believe can appreciate over an extended
market--will decline in value because of factors such as        period of time regardless of interim market fluctuations. We
economic conditions, future expectations or investor            do not try to predict overall stock market movements and
confidence.                                                     though we may hold securities for any amount of time, we
                                                                generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of        We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an          industry and in any individual security. We also follow a
individual stock or bond will decline because of changing       rigorous selection process before choosing securities and
expectations for the performance of that industry or for the    continuously monitor them while they remain in the
individual company issuing the stock.                           portfolio.

Small company risk is the risk that prices of smaller           The Fund maintains a diversified portfolio, selects stocks
companies may be more volatile than larger companies because    carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.

Interest rate risk is the risk that securities, particularly    We analyze each company's financial situation and its cash
bonds with longer maturities, will decrease in value if         flow to determine the company's ability to finance future
interest rates rise and increase in value if interest rates     expansion and operations. The potential effect that rising
fall. However, investments in equity securities issued by       interest rates might have on a stock is taken into
small and medium-sized companies, which often borrow money      consideration before the stock is purchased.
to finance operations, may also be adversely affected by
rising interest rates.

Foreign risk is the risk that foreign securities may be         We typically invest only a small portion of the Fund's
adversely affected by political instability, changes in         portfolio in foreign corporations indirectly through
currency exchange rates, foreign economic conditions or         American Depositary Receipts. We may invest directly in
inadequate regulatory and accounting standards.                 foreign securities, but currently do not intend to. When we do purchase ADRs, they are generally denominated in U.S.
                                                                dollars and traded on a U.S. exchange.

Liquidity risk is the possibility that securities cannot be     We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund has valued them.
--------------------------------------------------------------  -------------------------------------------------------------------

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.71% as a percentage of average daily net assets for the last fiscal year.

Portfolio
managers

Gerald S. Frey has primary responsibility for making day-to-day decisions for the Fund. When making decisions for the Fund, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs. Mr. Frey has been senior portfolio manager for the Fund since March 1997 and was co-manager from June 1996 to March 1997.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has 24 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at PriceWaterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                               Custodian
Delaware Management Company   ---------------------       The Fund        ------------------       JPMorgan Chase Bank
    2005 Market Street                                -------------------                        4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                           Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------                 2005 Market Street                  Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 8 for details)                ---------------------------             2005 Market Street
----------------------------                                    |          Philadelphia, PA 19103-7094
                                                                |       ------------------------------
                                      ---------------------------------        |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
                                            2001 Market Street                 |
                                        Philadelphia, PA 19103-7055            |
                                      ---------------------------------        |
                                                                 |             |
                                                                ------------------
                                                                   Shareholders
                                                                ------------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in
the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients; or

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED WIRE]
By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A LETTER]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends,
distributions and
taxes

Delaware Trend Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund also will distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management
considerations

Investments by fund of funds and investment vehicles that operate similarly to funds of funds

The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

Financial highlights


                                                                                                                 Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Year ended
                                                                                                                            6/30
The Financial                 Delaware Trend Fund                           2003        2002        2001        2000        1999
highlights table is           ------------------------------------------------------------------------------------------------------
intended to help you          Net asset value, beginning of period       $16.370     $19.940     $28.630     $20.080     $18.870
understand the
Fund's financial              Income (loss) from investment operations:
performance. All
"per share"                   Net investment income loss(1)               (0.096)     (0.102)     (0.084)     (0.121)     (0.095)
information reflects
financial results             Net realized and unrealized gain (loss)
for a single Fund                on investments                            0.616      (3.468)     (6.491)     11.646       3.905
share. This                                                              -------     -------     -------     -------     -------
information has been
audited by Ernst &            Total from investment operations             0.520      (3.570)     (6.575)     11.525       3.810
Young LLP, whose                                                         -------     -------     -------     -------     -------
report, along with
the Fund's financial          Less dividends and distributions from:
statements, is
included in the               Net realized gain on investments                 -           -      (2.115)     (2.975)     (2.600)
Fund's annual                                                            -------     -------     -------     -------     -------
report, which is
available upon                Total distributions                              -           -      (2.115)     (2.975)     (2.600)
request by calling                                                       -------     -------     -------     -------     -------
800 523-1918.
                              Net asset value, end of period             $16.890     $16.370     $19.940     $28.630     $20.080
                                                                         =======     =======     =======     =======     =======

                              Total return(2)                              3.18%     (17.90%)    (25.00%)     64.37%      25.07%

                              Ratios and supplemental data:

                              Net assets, end of period (000 omitted)   $286,632    $213,433    $262,451    $257,834     $64,615

                              Ratio of expenses to average net assets      1.20%       1.16%       1.05%       1.01%       1.17%

                              Ratio of net investment loss to average
                                 net assets                               (0.68%)     (0.62%)     (0.39%)     (0.52%)     (0.59%)

                              Portfolio turnover                             40%         47%         50%         77%         86%
                              ------------------------------------------------------------------------------------------------------

                              (1) The average shares outstanding method has been applied for per share information.
                              (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

How to read the
Financial highlights
--------------------------------------------------------------------------------

Net investment loss
Net investment loss includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss)
on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

Ratio of net investment loss to average
net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price
Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Russell 2000 Growth Index
Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE TREND FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-1485

Delaware Trend Fund
                               CUSIP        NASDAQ
                               -----        ------
Institutional Class          245905203       DGTIX

PR-043 [--] IVES 8/03                                                      J9351

Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Classes A, B, C and R Shares should contact their financial advisor or call Delaware Investments at 800 523-1918 and shareholders of the Institutional Classes should contact Delaware Investments at 800 510-4015.



INVESTMENT MANAGER
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7094

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA 19103-7094

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103-7055

CUSTODIAN
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245


-------------------------------------------------------------------------------

DELAWARE GROUP EQUITY FUNDS III

-------------------------------------------------------------------------------


Delaware American Services Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund


A CLASS
B CLASS
C CLASS
R CLASS
INSTITUTIONAL CLASS
-------------------------------------------------------------------------------











PART B

STATEMENT OF
ADDITIONAL INFORMATION
-------------------------------------------------------------------------------


AUGUST 29, 2003





                                                     [Delaware Investments LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 29, 2003

                         DELAWARE GROUP EQUITY FUNDS III
                           Delaware American Services
                     Delaware Technology and Innovation Fund
                               Delaware Trend Fund


                               2005 Market Street
                           Philadelphia, PA 19103-7094

        For more information about the Institutional Class: 800 510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares, Class C Shares and Class R Shares:
                             Nationwide 800 523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800 362-7500


        Delaware Group Equity Funds III ("Equity Funds III") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of the registration statement) describes shares of Delaware American Services Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund (individually a "Fund" and collectively the "Funds"). Each Fund offers Class A Shares, Class B Shares, Class C Shares and Class R Shares (together referred to as the "Fund Classes") and an Institutional Class (together referred to as the "Institutional Classes"). Equity Funds III also offer Delaware Small Cap Growth Fund, which is described in a separate Part B. All references to "shares" in this Part B refer to all classes of shares of Equity Funds III, except where noted.

        This Part B supplements the information contained in the current Prospectuses for the Fund Classes dated August 29, 2003 and the current Prospectuses for the Institutional Classes dated August 29, 2003, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting a Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. Each Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors will be incorporated by reference from the Annual Report into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports will be able to be obtained, without charge, by calling 800 523-1918.



--------------------------------------------------- ------ ------------------------------------------------------ -------
TABLE OF CONTENTS                                   Page                                                          Page
--------------------------------------------------- ------ ------------------------------------------------------ -------
Cover Page                                                 Dividends and Realized Securities Profits
                                                           Distributions
--------------------------------------------------- ------ ------------------------------------------------------ -------
Investment Policies                                        Taxes
--------------------------------------------------- ------ ------------------------------------------------------ -------
Performance Information                                    Investment Management Agreement
--------------------------------------------------- ------ ------------------------------------------------------ -------
Trading Practices and Brokerage                            Officers and Trustees
--------------------------------------------------- ------ ------------------------------------------------------ -------
Purchasing Shares                                          General Information
--------------------------------------------------- ------ ------------------------------------------------------ -------
Investment Plans                                           Financial Statements
--------------------------------------------------- ------ ------------------------------------------------------ -------
Determining Offering Price and Net Asset Value             Appendix A--Investment Objectives of the Funds in
                                                           the Delaware Investments Family
--------------------------------------------------- ------                                                        -------
Redemption and Exchange
--------------------------------------------------- ------ ------------------------------------------------------ -------

INVESTMENT POLICIES

Investment Restrictions

        Fundamental Investment Restrictions--Each Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of the Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

        A Fund shall not:


        1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Delaware American Services Fund and Delaware Technology and Innovation Fund may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings consistent with its name.


        2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

        3. Underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

        4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

        5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

        6. Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

        Non-fundamental Investment Restrictions--In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

        1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

        2. A Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

        The following are additional non-fundamental investment restrictions for the Delaware Trend Fund:

        The Delaware Trend Fund shall not:

        1. Invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

         2. Acquire control of any company.

         3. Purchase or retain securities of any company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

         4. Invest in securities of other investment companies except at customary brokerage commissions rates or in connection with mergers, consolidations or offers of exchange.

         5. Purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.

         6. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.) Any investment in real estate together with any investment in illiquid assets cannot exceed 10% of the value of the Fund's assets.

         7. Sell short any security or property.

         8. Deal in commodities.

         9. Borrow money in excess of 10% of the value of its assets, and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

        10. Make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

        11. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

        12. Act as an underwriter of securities of other issuers.

        13. Permit long or short positions on shares of the Fund to be taken by its officers, trustees or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

        14. Invest more than 25% of its assets in any one particular industry. Although it is not a matter of fundamental policy, the Fund has also made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. In addition, although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

        The Funds may make the following investments consistent with their respective investment objective.

Equity Securities
        Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Warrants
        Each Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Foreign Securities
        Each Fund may invest up to 20% (not more than 5% for the Delaware Trend
Fund) of its net assets in foreign securities, although none of the Funds presently intends to invest in these securities. Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations.

        Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States. The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Funds held in foreign countries.

        Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's distributions paid to shareholders.

ADRs
        Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, and "unsponsored" ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored ADR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase Agreements
        A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which Delaware Management Company (the "Manager") under the guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis. While a Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest excess cash balances.

        The funds available from the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds in the Delaware Investments family jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Restricted and Illiquid Securities
        Each Fund may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions in accordance with an exemption from the registration requirements under applicable securities laws or after registration. The Funds will not purchase illiquid assets, including such restricted securities, if more than 15% (10% for the Delaware Trend Fund) of the value of their respective assets would then consist of illiquid securities.

        Certain of the privately placed securities acquired by a Fund will be eligible for resale by the Fund pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A permits many privately placed or legally restricted securities to be freely traded without restriction among certain institutional buyers such as the Fund.

        While maintaining oversight, the Board of Trustees of Equity Funds III has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Fund's limitation in investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and then number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

        If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed a limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Borrowings
        Although each Fund is permitted under certain circumstances to borrow money and invest in investment company securities, it does not normally do so.

Portfolio Loan Transactions
        Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

        It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) a Fund must be able to terminate the loan after notice, at any time; 4) a Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of the Equity Funds III know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

        The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Funds will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Options on Securities

        Delaware American Services Fund and Delaware Technology and Innovation Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Funds may invest in options that are either Exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge their securities. Each Fund will not invest more than 15% of its assets in illiquid securities.


        A. Covered Call Writing--Each Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain a Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case a Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Fund of writing covered calls is that it receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

        During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

        With respect to options on actual portfolio securities owned by a Fund, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

        Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

        If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

        The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

        A Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

        B. Purchasing Put Options--Each Fund may invest up to 2% of its total assets in the purchase of put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option.

        Each Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

        A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Options on Stock Indices

        Each Fund (except the Delaware Trend Fund) may also engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

        Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

        As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

        A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

        A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Funds portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

        Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

        A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

Futures Contracts and Options on Futures Contracts

        Delaware American Services Fund and Delaware Technology and Innovation Fund may enter into futures contracts on stocks and stock indices, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market a Fund's positions in cash, short-term debt securities and other money market instruments, at times when the Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for a Fund.

        A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

        The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market." A Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

        Purchases or sales of stock index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.

        Each Fund may also purchase and write options on the types of futures contracts in which a Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by a Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

        At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

        To the extent that interest or exchange rates or securities prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent a Fund from closing out its positions relating to futures.

REITs


        Delaware American Services Fund and Delaware Technology and Innovation Fund may invest in REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.


        A Fund's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

        REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

        REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Securities of Companies in the Financial Services Industry
        Certain provisions of the federal securities laws permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other securities a Fund may purchase.

        Each Fund may also purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer;
(2) immediately after a purchase of equity securities of a securities issuer, a Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

        In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which its owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

        The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees
(puts) under certain circumstances.

        In addition, Delaware American Services Fund is generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if the Fund and any company controlled by the Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the insurance company. Certain state insurance laws impose similar limitations.

Concentration
        In applying a Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


PERFORMANCE INFORMATION

        From time to time, each Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-year, five-year and ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information of each Class over additional periods of time.

        The average annual total rate of return for each Class will be based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations.


                                        n
                                P(1 + T) = ERV


        Where:

        P = a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

        T =        average annual total return;

        n =        number of years;

        ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

        In presenting performance information for Class A Shares, the contingent deferred sales charge applicable only to certain redemptions of those shares ("Limited CDSC") will not be deducted from any computation of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

        Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representative of the results which may be realized from an investment in a Fund in the future.

        Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, a Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.


        The performance of each Class of the Funds as shown below is the average annual total return quotations through June 30, 2003, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for the Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made. The average annual total return for Class B and C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 2003. The average annual total return for Class B and C Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 2003, and therefore does not reflect the deduction of a CDSC. Stock prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

        Returns for Class R Shares for Delaware American Services Fund and Delaware Technology and Innovation Fund are not provided because these shares have not commenced operations as of the close of the fiscal year.

        Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

        The average annual total return for each Class is shown for the 1 year, 5 year, or 10 year period ending June 30, 2003. If a Class has not been in existence for a full 1, 5 or 10 year period, then Lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10 year period.



                                    Average Annual Total Returns
--------------------------------------------------------------------------- --------------- ---------------
Delaware American Services Fund(1)                                           1 year ended
                                                                               6/30/03       Life of Fund
--------------------------------------------------------------------------- --------------- ---------------
Class A (at offer before taxes)(2, 3)                                                6.47%          16.65%
--------------------------------------------------------------------------- --------------- ---------------
Class A (at offer after taxes on distributions)(2, 3)                                3.11%          12.73%
--------------------------------------------------------------------------- --------------- ---------------
Class A (at offer after taxes on distributions
and sale of fund shares)(2, 3)                                                       3.69%          11.46%
--------------------------------------------------------------------------- --------------- ---------------
Class A (at NAV before taxes)(2, 3)                                                 12.92%          18.64%

--------------------------------------------------------------------------- --------------- ---------------
Class B (including CDSC before taxes)(4, 5)                                          8.04%          10.10%
--------------------------------------------------------------------------- --------------- ---------------
Class B (including CDSC after taxes on distributions)(4, 5)                          4.47%           8.54%
--------------------------------------------------------------------------- --------------- ---------------
Class B (including CDSC after taxes on distributions and sale of fund
shares)(4, 5)                                                                        4.65%           7.27%
--------------------------------------------------------------------------- --------------- ---------------
Class B (excluding CDSC before taxes)(4)                                            12.04%          11.13%
--------------------------------------------------------------------------- --------------- ---------------
Class C (including CDSC before taxes)(4)                                            11.15%          11.13%
--------------------------------------------------------------------------- --------------- ---------------
Class C (including CDSC after taxes on distributions)(4)                             7.57%           9.59%
--------------------------------------------------------------------------- --------------- ---------------
Class C (including CDSC after taxes on distributions and sale of fund
shares)(4)                                                                           6.55%           8.12%
--------------------------------------------------------------------------- --------------- ---------------
Class C (excluding CDSC before taxes)(4)                                            12.15%          11.13%
--------------------------------------------------------------------------- --------------- ---------------
Institutional Class (before taxes)(3)                                               13.18%          18.84%
--------------------------------------------------------------------------- --------------- ---------------
Institutional Class (after taxes on distributions)(3)                                9.61%          14.86%
--------------------------------------------------------------------------- --------------- ---------------
Institutional Class (after taxes on distributions and sale of fund
shares)(3)                                                                           7.78%          13.27%
--------------------------------------------------------------------------- --------------- ---------------



(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Plans Under Rule 12b-1 for the Fund Classes for information regarding expense caps for the Fund. In absence of such waivers, performance would have been affected negatively.
(2) Class A Shares began paying 12b-1 payments on March 1, 2001 and performance prior to that date does not reflect such payments.
(3) Commenced operations on December 29, 1999 and date of initial public offering was March 1, 2001.
(4)     Date of commencement and initial public offer was March 1, 2001.
(5) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the period of November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter. The SAI dated August 27, 2002 included an Average Annual Total Return table with figures calculated using this old schedule.



                                    Average Annual Total Returns
-------------------------------------------------------------------------- --------------- ----------------
Delaware Technology and Innovation Fund(1)                                  1 year ended
                                                                              6/30/03       Life of Fund(2)
-------------------------------------------------------------------------- --------------- ----------------
Class A (at offer before taxes)                                                    -2.80%         -41.34%
-------------------------------------------------------------------------- --------------- ----------------
Class A (at offer after taxes on distributions)                                    -2.80%         -41.34%
-------------------------------------------------------------------------- --------------- ----------------
Class A (at offer after taxes on distributions and sale of fund shares)            -1.72%         -27.54%
-------------------------------------------------------------------------- --------------- ----------------
Class A (at NAV before taxes)                                                       2.96%         -40.34%
-------------------------------------------------------------------------- --------------- ----------------
Class B (including CDSC before taxes)(3)                                           -2.50%         -41.22%
-------------------------------------------------------------------------- --------------- ----------------
Class B (including CDSC after taxes on distributions)(3)                           -2.50%         -41.22%
-------------------------------------------------------------------------- --------------- ----------------
Class B (including CDSC after taxes on distributions and sale of fund
shares)(3)                                                                         -1.53%         -27.48%
-------------------------------------------------------------------------- --------------- ----------------
Class B (excluding CDSC before taxes)                                               1.50%         -40.84%
-------------------------------------------------------------------------- --------------- ----------------
Class C (including CDSC before taxes)                                               0.50%         -40.84%
-------------------------------------------------------------------------- --------------- ----------------
Class C (including CDSC after taxes on distributions)                               0.50%         -40.84%
-------------------------------------------------------------------------- --------------- ----------------
Class C (including CDSC after taxes on distributions and sale of fund
shares)                                                                             0.77%         -27.24%
-------------------------------------------------------------------------- --------------- ----------------
Class C (excluding CDSC before taxes)                                               1.50%         -40.84%
-------------------------------------------------------------------------- --------------- ----------------
Institutional Class (before taxes)                                                  2.94%         -40.22%
-------------------------------------------------------------------------- --------------- ----------------
Institutional Class (after taxes on distributions)                                  2.94%         -40.22%
-------------------------------------------------------------------------- --------------- ----------------
Institutional Class (after taxes on distributions and sale of fund
shares)                                                                             1.81%         -27.00%
-------------------------------------------------------------------------- --------------- ----------------



(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Plans Under Rule 12b-1 for the Fund Classes for information regarding expense caps for the Fund. In absence of such waivers, performance would have been affected negatively.
(2)      Commenced operations on December 29, 1999.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the period of November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase
         (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter. The SAI dated August 27, 2002 included an Average Annual Total Return table with figures calculated using this old schedule.

                                            Average Annual Total Returns
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Delaware Trend Fund                                                          1 year       5 years    10 years
                                                                              ended        ended     ended          Life of
                                                                             6/30/02      6/30/02     6/30/02       Fund(4)
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class A (at offer before taxes)(1, 2)                                           -3.05%        3.95%      10.01%          N/A
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class A (at offer after taxes on distributions)(1, 2)                           -3.05%        2.32%       7.57%          N/A
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class A (at offer after taxes on distributions and sale of fund                 -1.87%        3.15%       7.53%          N/A
shares)(1, 2)
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class A (at NAV before taxes)(1)                                                 2.85%        5.18%      10.66%          N/A
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class B (including CDSC before taxes)(3)                                        -1.87%        4.13%         N/A       10.57%
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class B (including CDSC after taxes on distributions)(3)                        -1.87%        2.40%         N/A        8.53%
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class B (including CDSC after taxes on distributions and sale of fund
shares)(3)                                                                      -1.15%        3.34%         N/A        8.42%
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class B (excluding CDSC before taxes)                                            2.13%        4.45%         N/A       10.57%
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class C (including CDSC before taxes)                                            1.16%        4.44%         N/A        8.43%
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class C (including CDSC after taxes on distributions)                            1.16%        2.76%         N/A        6.29%
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class C (including CDSC after taxes on distributions and sale of fund
shares)                                                                          0.71%        3.60%         N/A        6.51%
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class C (excluding CDSC before taxes)                                            2.16%        4.44%         N/A        8.43%
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class R (before taxes)                                                             N/A          N/A         N/A       -0.25%
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class R (after taxes on distributions)                                             N/A          N/A         N/A          N/A
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Class R (after taxes on distributions and sale of fund shares)                     N/A          N/A         N/A          N/A
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Institutional Class (before taxes)                                               3.18%        5.48%      10.96%          N/A
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Institutional Class (after taxes on distributions)                               3.18%        3.87%       8.47%          N/A
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------
Institutional Class (after taxes on distributions and sale of fund shares)       1.95%        4.41%       8.31%          N/A
-------------------------------------------------------------------------- ------------ ------------ ----------- ------------

(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.

(3) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the period of November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter. The SAI dated August 27, 2002 included an Average Annual Total Return table with figures calculated using this old schedule.
(4) Date of initial public offering of Class A Shares was October 3, 1968; date of initial public offering of Class B Shares was September 6, 1994; date of initial public offering of Class C Shares was November 29, 1995; date of initial public offering of Class R Shares was June 2, 2003; and date of initial public offering of Institutional Class shares was November 23, 1992.

        From time to time, a Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or to the S&P 500 Index, the Dow Jones Industrial Average or the Russell 2000 Growth Index.

        Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecast growth values. These stocks are selected from the 2,000 smallest companies in the Russell 3000 Index which represent approximately 10% of the total market capitalization of the Russell 3000 Index. The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stock traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and American Depositary Receipts. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

        In addition, the performance of multiple indices compiled and maintained by statistical research firms, such as Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which a Fund may invest and the assumptions that were used in calculating the blended performance will be described.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of a Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.


        Each Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. A Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Coverdell Education Savings Accounts) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


        Materials may refer to the CUSIP numbers of a Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other funds, products, and services.

        Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, a Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

        Because every investor's goals and risk threshold are different, the Distributor, as distributor for each Fund and other mutual funds available from the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the investment disciplines employed in seeking the objectives of a Fund and the other funds in the Delaware Investments family. The Distributor may also from time to time cite general or specific information about the institutional clients of Delaware Investment Advisers ("DIA"), an affiliate of the Manager, including the number of such clients serviced by DIA.


        The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Fund through June 30, 2003. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but is also shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Past performance is not a guarantee of future results.

        Returns for the Class R Shares of Delaware American Services Fund and Delaware Technology and Innovation Fund are not provided because these shares have not commenced operations as of the close of the fiscal year.



                                                     Cumulative Total Returns(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Class B
                                                                         Shares(4)        Class B        Class C        Class C
Delaware American                                                        (Including     Shares(4)       Shares(4)      Shares(4)
Services Fund                 Class A        Class A                      Deferred      (Excluding      (Including     (Excluding
                           Shares(2, 3)    Shares(2, 3)  Institutional     Sales        Deferred        Deferred       Deferred
                            (at Offer)      (at NAV)       Class(4)      Charge)(5)     Sales Charge)  Sales Charge)  Sales Charge)
-------------------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
3 months ended 6/30/03            16.20%         23.33%         23.42%         19.14%         23.14%         22.14%         23.14%
-------------------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
6 months ended 6/30/03            17.41%         24.56%         24.78%         20.10%         24.10%         23.24%         24.24%
-------------------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
9 months ended 6/30/03            26.52%         34.21%         34.56%         29.53%         33.53%         32.70%         33.70%
-------------------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
1 year ended 6/30/03               6.47%         12.92%         13.18%          8.04%         12.04%         11.15%         12.15%
-------------------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
3 years ended 6/30/03             38.50%         46.91%         47.79%            N/A            N/A            N/A            N/A
-------------------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
Life of Fund                      71.67%         82.17%         83.25%         25.22%         27.97%         27.97%         27.97%
-------------------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Plans Under Rule 12b-1 for the Fund Classes for information regarding expense caps for the Fund. In absence of such waivers, performance would have been affected negatively.
(2) Class A Shares began paying 12b-1 payments on March 1, 2001 and performance prior to that date does not reflect such payments.
(3) Commenced operations on December 29, 1999 and date of initial public offering was March 1, 2001.
(4)     Date of commencement and initial public offer was March 1, 2001.
(5) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the period of November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter. The SAI dated

        August 27, 2002 included a Cumulative Total Return table with figures calculated using this old schedule.



                                                      Cumulative Total Returns(1)
----------------------------- ------------- ------------- --------------- ------------- ------------- ------------- --------------
                                                                            Class B       Class B       Class C        Class C
                                                                             Shares        Shares        Shares        Shares
Delaware Technology and                                                    (Including    (Excluding    (Including    (Excluding
Innovation Fund                 Class A       Class A                       Deferred      Deferred      Deferred      Deferred
                                 Shares        Shares     Institutional      Sales         Sales         Sales          Sales
                               (at Offer)     (at NAV)        Class       Charge)(3)      Charge)       Charge)        Charge)
----------------------------- ------------- ------------- --------------- ------------- ------------- ------------- --------------
3 months ended 6/30/03              15.83%        23.01%          23.89%        18.73%        22.73%        22.64%         23.64%
----------------------------- ------------- ------------- --------------- ------------- ------------- ------------- --------------
6 months ended 6/30/03              15.83%        23.01%          23.89%        18.73%        22.73%        22.64%         23.64%
----------------------------- ------------- ------------- --------------- ------------- ------------- ------------- --------------
9 months ended 6/30/03              39.00%        47.87%          47.37%        41.16%        45.16%        45.24%         46.24%
----------------------------- ------------- ------------- --------------- ------------- ------------- ------------- --------------
1 year ended 6/30/03                -2.80%         2.96%           2.94%        -2.50%         1.50%         0.50%          1.50%
----------------------------- ------------- ------------- --------------- ------------- ------------- ------------- --------------
3 years ended 6/30/03              -86.49%       -85.67%         -85.57%       -86.44%       -86.05%       -85.95%        -85.95%
----------------------------- ------------- ------------- --------------- ------------- ------------- ------------- --------------
Life of Fund(2)                    -84.59%       -83.65%          83.53%       -84.48%       -84.12%       -84.00%        -84.00%
----------------------------- ------------- ------------- --------------- ------------- ------------- ------------- --------------



(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Plans Under Rule 12b-1 for the Fund Classes for information regarding expense caps for the Fund. In absence of such waivers, performance would have been affected negatively.
(2)      Commenced operations on December 29, 1999.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the periods of November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase
         (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter. The SAI dated August 27, 2002 included a Cumulative Total Return table with figures calculated using this old schedule.

                                                      Cumulative Total Returns
------------------------ ------------ ------------ -------------- ------------- ------------ ------------- ------------- -----------
                                                                    Class B       Class B      Class C       Class C
                                                                     Shares       Shares        Shares        Shares
                                                                   (Including   (Excluding    (Including    (Excluding
Delaware Trend Fund        Class A      Class A                     Deferred     Deferred      Deferred      Deferred
                          Shares(1)    Shares(1)    Institutional     Sales        Sales         Sales         Sales       Class R
                         (at Offer)(2)   (at NAV)        Class      Charge)(3)     Charge)       Charge)       Charge)      Shares
------------------------ ------------ ------------ -------------- ------------- ------------ ------------- ------------- -----------
3 months ended 6/30/03        12.48%       19.35%         19.45%        15.23%       19.23%        18.21%        19.21%         N/A
------------------------ ------------ ------------ -------------- ------------- ------------ ------------- ------------- -----------
6 months ended 6/30/03         8.13%       14.71%         14.90%        10.37%       14.37%        13.35%        14.35%         N/A
------------------------ ------------ ------------ -------------- ------------- ------------ ------------- ------------- -----------
9 months ended 6/30/03        17.88%       25.06%         25.30%        20.41%       24.41%        23.40%        24.40%         N/A
------------------------ ------------ ------------ -------------- ------------- ------------ ------------- ------------- -----------
1 year ended 6/30/03          -3.05%        2.85%          3.18%        -1.87%        2.13%         1.16%         2.16%         N/A
------------------------ ------------ ------------ -------------- ------------- ------------ ------------- ------------- -----------
3 years ended 6/30/03        -40.65%      -37.02%        -36.47%       -39.88%      -38.32%       -38.32%       -38.32%         N/A
------------------------ ------------ ------------ -------------- ------------- ------------ ------------- ------------- -----------
5 years ended 6/30/03         21.35%       28.74%         30.59%        22.43%       24.29%        24.28%        24.28%         N/A
------------------------ ------------ ------------ -------------- ------------- ------------ ------------- ------------- -----------
10 years ended 6/30/03       159.57%      175.35%        182.93%           N/A          N/A           N/A           N/A         N/A
------------------------ ------------ ------------ -------------- ------------- ------------ ------------- ------------- -----------
15 years ended 6/30/03       587.45%      629.72%        650.34%           N/A          N/A           N/A           N/A         N/A
------------------------ ------------ ------------ -------------- ------------- ------------ ------------- ------------- -----------
Life of Fund4               1842.50%     1961.26%       2019.50%       142.50%      142.50%        84.79%        84.79%        .25%
------------------------ ------------ ------------ -------------- ------------- ------------ ------------- ------------- -----------


(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.

(3) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the periods of November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase
        (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter. The SAI dated August 27, 2002 included a Cumulative Total Return table with figures calculated using this old schedule.
(4) Date of initial public offering of Class A Shares was October 3, 1968; date of initial public offering of Class B Shares was September 6, 1994; date of initial public offering of Class C Shares was November 29, 1995; date of initial public offering of Class R Shares was June 2, 2003; and date of initial public offering of Institutional Class shares was November 23, 1992.


Dollar-Cost Averaging

        For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

        Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. Investors also should consider their financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and Wealth Builder Option -- that can help to keep your regular investment program on track. See Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Investment Plans -- Investing by Electronic Fund Transfer for a complete description of these services, including restrictions or limitations.

        The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share of a stock or bond fund over a period of time will be lower than the average price per share of a Fund for the same time period.

                                                 Number
                    Investment     Price Per     of Shares
                    Amount         Share         Purchased

Month 1             $100           $10.00        10
Month 2             $100           $12.50        8
Month 3             $100           $5.00         20
Month 4             $100           $10.00        10
------------------- -------------- ------------- ---------------
                    $400           $37.50        48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

        This example is for illustration purposes only. It is not intended to represent the actual performance of a Fund or any stock or bond fund in the Delaware Investments family. Dollar-cost averaging can be appropriate for investments in shares of funds that tend to fluctuate in value. Please obtain the prospectus of any fund in the Delaware Investments family in which you plan to invest through a dollar-cost averaging program. The prospectus contains additional information, including charges and expenses. Please read it carefully before you invest or send money.


THE POWER OF COMPOUNDING

        When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. A Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

        Each Fund selects brokers, dealers and banks to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. A number of trades are made on a net basis where a Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

        During the past three fiscal years, the aggregate dollar amounts of brokerage commissions were paid by the following Funds:


--------------------------------------------- --------------------------------------------------------------------
                                                      Fiscal Year Ended June 30
--------------------------------------------- ---------------------- ---------------------- ----------------------
                                                      2003                   2002                   2001
--------------------------------------------- ---------------------- ---------------------- ----------------------
Delaware American Services Fund                      $67,604                 $57,912                $22,933
--------------------------------------------- ---------------------- ---------------------- ----------------------
Delaware Technology and Innovation Fund              $98,193                   -----                $22,781
--------------------------------------------- ---------------------- ---------------------- ----------------------
Delaware Trend Fund                               $2,092,446              $1,817,421                $914,241
--------------------------------------------- ---------------------- ---------------------- ----------------------

        The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

        During their last fiscal year, portfolio transactions of the Funds, in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:


---------------------------------------------------------- ---------------------- -----------------------
                                                                 Portfolio
                                                               Transactions             Brokerage
                                                                  Amounts              Commissions
---------------------------------------------------------- ---------------------- -----------------------
Delaware American Services Fund                                  $8,953,686                $25,907
---------------------------------------------------------- ---------------------- -----------------------
Delaware Technology and Innovation Fund                         $10,522,055                $38,539
---------------------------------------------------------- ---------------------- -----------------------
Delaware Trend Fund                                            $470,679,553             $1,023,329
---------------------------------------------------------- ---------------------- -----------------------

        As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Funds' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, each Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

        The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds III's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

        Consistent with the NASD Regulation, Inc. ("NASDRSM"), and subject to seeking best execution, a Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the funds in the Delaware Investments family as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover

         Portfolio trading will be undertaken principally to accomplishment to the Fund's objective in relation to anticipated movements in the general level on interest rates. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the Investment Company Act of 1940, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, a Fund may hold securities for any period of time. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.


        The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


        Delaware American Services Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. Delaware Technology and Innovation Fund and Delaware Trend Fund generally has a portfolio turnover rate below 100%.


        During the past two fiscal years, the portfolio turnover rates for the Funds were as follows:


--------------------------------------------- ----------------- ----------------
                                                    2003              2002
--------------------------------------------- ----------------- ----------------
Delaware American Services Fund                     153%              311%
--------------------------------------------- ----------------- ----------------
Delaware Technology and Innovation Fund             89%               90%
--------------------------------------------- ----------------- ----------------
Delaware Trend Fund                                 40%               47%
--------------------------------------------- ----------------- ----------------

PURCHASING SHARES

        The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds III or the Distributor.

        The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.


        Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds III will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.


        Selling dealers are responsible for transmitting orders promptly. Equity Funds III reserves the right to reject any order for the purchase of its shares of any Fund if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. A Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

        A Fund reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, a Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

        A Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

        The NASDR(SM) has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds III and the Distributor intend to operate in compliance with these rules.

        Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Absent applicable fees waivers, Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.


        Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Absent applicable fee waivers, Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.


        Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Absent applicable fee waivers, Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

        Class R shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R shares are subject to annual 12b-1 Plan expenses for the life of the investment.

        Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses.

        See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

        Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B, Class C Shares and Class R Shares, of any expenses under that Fund's 12b-1 Plans.


        The Distributor has contracted to limit the Class A shares 12b-1 fee through August 31, 2004 to no more than 0.25% of average daily net assets for Delaware American Services Fund and Delaware Technology and Innovation Fund.


        Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares, Class C Shares or Class R Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds III for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements -- Class A, Class B and Class C Shares
        The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

        The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

        Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

        In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that, like Class B Shares and Class C Shares, Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, Class R Shares are not subject to a CDSC. In Comparing Class B Shares to Class R shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each Class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

        For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

        Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
        Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

        From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
        As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

        For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

        An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
        Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See

Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

        During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

        In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.



Deferred Sales Charge Alternative - Class B Shares
        Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

        Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
        Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

        Class B Shares of a Fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of same Fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of the Fund not acquired through dividend reinvestment.

        All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
        Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

        Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
        Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds III has adopted a separate 12b-1 Plan for each of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Funds (the "Plans"). Each Plan permits the Funds to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Classes. Shareholders of Institutional Classes may not vote on matters affecting the Plans.

        The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, a Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Equity Funds III. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


        The maximum aggregate fee payable by a Fund under the Plans, and a Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. Equity Funds III's Board of Trustees may reduce these amounts at any time. The Distributor has contracted to limit the Class A shares 12b-1 fee through August 31, 2004 to no more than 0.25% of average daily net assets for Delaware American Services Fund and Delaware Technology and Innovation Fund.


        As for the Delaware Trend Fund, effective June 1, 1992, the Board of Trustees has determined that the annual fee, payable on a monthly basis, for Class A Shares under its Plan will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Class A Shares that were acquired by shareholders on or after June 1, 1992, and
(ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A Shares that were acquired before June 1, 1992. While this is the method for calculating 12b-1 fees to be paid by Class A Shares, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, such Plan permits the Delaware Trend Fund to pay a full 0.30% on all the Delaware Trend Fund's Class A Shares' assets at any time.

        All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

        From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

        The Plans and the Distribution Agreement have all been approved by the Board of Trustees of Equity Funds III, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Equity Funds III and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

        Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of a Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Equity Funds III having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Equity Funds III must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

        For the fiscal year ended June 30, 2003, 12b-1 Plan payments from Class A Shares, Class B Shares and Class C Shares of the Delaware American Services Fund and Delaware Technology and Innovation Fund and Class A Shares, Class B Shares, Class C Shares and Class R Shares of Delaware Trend Fund were as follow. The 12b-1 Plan payments from Class R Shares are not shown for Delaware American Services Fund and Delaware Technology and Innovation Fund because these shares have not commenced operations as the close of the fiscal year.

-------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
                                   Delaware        Delaware         Delaware         Delaware         Delaware         Delaware
                                   American        American         American      Technology and   Technology and   Technology and
                                  Services Fund  Services Fund    Services Fund   Innovation Fund  Innovation Fund  Innovation Fund
                                     A Class        B Class          C Class          A Class          B Class          C Class
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Advertising                                 $69          -----              $14            -----            -----            -----
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Annual/Semi Annual Reports                 $647          -----             $237            -----            -----             $599
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Broker Trails                            $5,338         $8,211           $2,709          $26,817          $18,933          $18,689
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Broker Sales Charge                       -----        $18,063           $1,482            -----            -----           $5,753
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Dealer Service Expenses                   -----          -----            -----            -----            -----            -----
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Interest on Broker Sales Charge           -----         $6,717              $33            -----          $57,124            -----
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Commissions to Wholesalers                -----          -----            -----            -----            -----            -----
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Promotional-Broker Meetings               -----          -----            -----            -----            -----            -----
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Promotion-Other                          $1,189          -----             $214            -----            -----             $387
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Prospectus Printing                        $900          -----             $149            -----            -----             $399
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Telephone                                 -----          -----            -----            -----            -----            -----
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Wholesaler Expenses                        $342          -----             $107            -----            -----             $322
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Other                                     -----          -----            -----            -----            -----            -----
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------
Total                                    $8,485        $32,991           $4,945          $26,817          $76,057          $26,159
------------------------------- ---------------- -------------- ---------------- ---------------- ---------------- ----------------


------------------------------- ---------------- -------------- ---------------- ------------------
                                 Delaware Trend   Delaware Trend   Delaware Trend   Delaware Trend
                                       Fund             Fund             Fund             Fund
                                     A Class          B Class          C Class         R Class(1)
-------------------------------- ---------------- ---------------- ---------------- ----------------
Advertising                              $14,910            -----           $3,883            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Annual/Semi Annual Reports                $9,519            -----           $2,953            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Broker Trails                         $1,694,967         $412,001         $761,401            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Broker Sales Charge                        -----         $858,634         $246,847            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Dealer Service Expenses                    -----            -----            -----            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Interest on Broker Sales Charge            -----         $384,504          $31,187            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Commissions to Wholesalers                 -----            -----            -----            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Promotional-Broker Meetings                -----            -----            -----            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Promotion-Other                         $116,243            -----          $30,493            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Prospectus Printing                      $31,654            -----           $2,036            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Telephone                                  -----            -----            -----            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Wholesaler Expenses                     $197,474            -----          $72,546            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Other                                      -----            -----            -----            -----
-------------------------------- ---------------- ---------------- ---------------- ----------------
Total                                 $2,064,767       $1,655,139       $1,151,346            -----
----------------------------------------------------------------------------------------------------

(1) Commenced operations June 2, 2003

Other Payments to Dealers - Class A Shares, Class B Shares, Class C Shares and Class R Shares
        From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments Family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value

        Class A Shares of a Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

        Current and former officers, Trustees/Directors and employees of Equity Funds III, any other fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of a Fund and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created at net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value.

        Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

        Any class members included in the settlement of Blanke v. Lincoln National Corporation and Lincoln National Life Insurance Company may purchase Class A shares of the Delaware American Services Fund, Delaware Technology and Innovation Fund or Delaware Trend Fund at net asset value for a period of 90 days after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended Notice of Class Action, Proposed Settlement and Fairness Hearing. Class members may call 800 960-0366 to receive information regarding the settlement.

        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as a Fund may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

        Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of a fund in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented in writing to Retirement Financial Services, Inc. that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

        Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

        Purchases of Class A Shares at net asset value also may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

        Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

        Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

        Equity Funds III must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
        Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

        With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

        Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

        A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited

Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
        The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds III which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of a Fund and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware VIP Trust beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of a Fund and the corresponding classes of shares of other funds in the Delaware Investments family which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other funds in the Delaware Investments family.

        Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
        In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware VIP Trust beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of Delaware Investment Advisers, the Manager's affiliate, or any of the Manager's other affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

        The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
        In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware VIP Trust beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
        Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

        Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

        A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

        Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Investors should consult their financial advisors or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
        Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments Family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

        The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Class R Shares
                  Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement recordkeeping system that are offering R Class shares to participants.

Institutional Class


        The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans"); and (g) programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.


        Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS

Reinvestment Plan/Open Account

        Unless otherwise designated by Fund Class shareholders of Delaware American Services Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes of each Fund are reinvested in the accounts of the holders of such shares (based on net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.


        Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
        Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in Delaware Investments, including a Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may be only directed to other Class R Shares.

        Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
        If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in a fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

        Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the same Fund. Holders of Class R Shares of a Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

        Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing proceeds from Eligible 529 Plans
         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under "INVESTMENT PLANS - Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
        Direct Deposit Purchase Plan--Investors may arrange for any Fund to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

        Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

        *     *     *

        Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

        Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
        Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund account. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds III for proper instructions.

MoneyLine(SM) On Demand
        You or your investment dealer may request purchases of the Delaware American Services Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund shares by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
        Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

        Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

        Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

Asset Planner
        To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

        The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C Shares and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

        An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

        Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes


        An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Coverdell Education Savings Account.

        Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.


        Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

        Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

        Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

        It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

        Taxable distributions from the retirement plans described below may be subject to withholding.

        Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
        Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

Individual Retirement Account ("IRA")
        A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures

        The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.


Deductible and Non-deductible IRAs
        An individual can contribute up to $3,000 in his or her IRA through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.

        In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $3,000 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

        The annual contribution limits through 2008 are as follows:


        --------------------- ------------------- ------------------
           Calendar Year         Under Age 50     Age 50 and Above
        --------------------- ------------------- ------------------
             2003-2004              $3,000             $3,500
        --------------------- ------------------- ------------------
                2005                $4,000             $4,500
        --------------------- ------------------- ------------------
             2006-2007              $4,000             $5,000
        --------------------- ------------------- ------------------
                2008                $5,000             $6,000
        --------------------- ------------------- ------------------

        Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2003 through 2004 and increased limits in subsequent years are still available if the taxpayer's AGI is below $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2003. A partial deduction is allowed for married couples with income between $60,000 and $70,000 and for single individuals with AGI greater than $40,000 and less than $50,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


        Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions. The non-deductible contribution may not exceed the excess amount allowed as a deduction stated above over the amount actually allowed as a deduction under the AGI limitations.

        Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs

        Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

        A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

        (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

        (2) Substantially equal installment payments for a period certain of 10 or more years;

        (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

        (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

        (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 per year through 2004 can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $3,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as the regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

        Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

        Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previous deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply.


Coverdell Education Savings Accounts (formerly Education IRAs)
        For taxable years beginning after December 31, 1997, the Coverdell Education Savings Account has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $2,000 per year and qualifying expenses will no longer be limited to those related to higher education.


        Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation and extended day programs.


        The $2,000 annual limit is an addition to the $3,000 annual contribution limit as applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell Education Savings Accounts. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

        The $2,000 annual contribution limit for a Coverdell Education Savings Account is phased out ratably for single contributors with modified AGI greater than $95,000 and less than $110,000, and for couples filing jointly with modified AGI greater than $150,000 and less than $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any other individual.

        Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

        Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Generally, tax-free (and penalty-free) transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.


Group IRAs and Group Roth IRAs
        A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of a Fund.

        Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

        Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
        A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes are available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
        Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
        Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares or Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit
Organizations ("403(b)(7)")
        Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
        Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of a Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA
        A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

        A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

        Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by a Fund, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and Institutional Class shares are effected at the net asset value per share next calculated after receipt of the order by a Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

        The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

        An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, are included in a Fund's financial statements, which are incorporated by reference into this Part B.

        A Fund's net asset value per share is computed by adding the value of all the securities and other assets in a Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Funds' pricing procedures. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities and for securities whose closing prices are not readily available, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

        Each Class of a Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that Institutional Class will not incur any of the expenses under Equity Funds III's 12b-1 Plans and Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.

REDEMPTION AND EXCHANGE

        You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.



        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by a Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds III has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

        The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.


        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.


        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
        You can write to a Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). A Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. A Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
        You may also write to a Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach a Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Funds nor their Transfer Agent are responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
        The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Funds reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
        You or your investment dealer may request redemptions of the Delaware American Services Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund shares by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

Timing Accounts

         Right to Refuse Timing Accounts - With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments Funds from Timing Firms. The Funds reserve the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern, for example, any person who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. The Fund, in its sole discretion, may consider other trading patterns that seem to follow a market timing pattern as market timing. The Fund may temporarily or permanently terminate the exchange privilege or reject any specific purchase order for the accounts of any such person. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

         Redemptions of Timing Accounts - Proceeds from redemptions requested by Timing Accounts will be paid only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

         Restrictions on Timed Exchanges - Timing Accounts operating under timing agreements executed prior to January 1, 2003 may only execute exchanges between the following eight Delaware Investments Funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund,
(6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments Funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments Funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).


         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
        Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Delaware American Services Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

        Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

        The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

        Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

        An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

        Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.


        The Systematic Withdrawal Plan is not available for the Institutional Classes of the Funds. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.


Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
        For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

        The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

        Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.


        In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.


Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
        The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase; and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
        The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pensions plans) (i) that purchases share through a retirement plan alliance, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully-bundled retirement plan services and maintains participant records on its proprietary recordkeeping system.

        *   *   *

        In addition, the CDSC will be waived on the Delaware American Services, Delaware Technology and Innovation and Delaware Trend Fund's Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS


        Each of Delaware American Services Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund will make payments from its net investment income and net realized securities profits, if any, annually.


        All dividends and any capital gains distributions will be automatically reinvested for the shareholder in additional shares of the same Class at net asset value, unless in the case of the Fund Classes of the Delaware American Services Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund a shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have file a new election in order begin receiving dividends in cash again. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any MoneyLine(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

        Each Class of shares of a Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

        Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.


Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA)
        On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

Reduction of Tax Rate on Dividends
        Dividends will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

        The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

        The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

        Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

Reduction of Tax Rate on Capital Gains
        Under JAGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

        The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

        The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

Back-up withholding Changes
        Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.


TAXES

        It is each Fund's policy to pay out substantially all net investment income and net realized gains to shareholders to relieve itself of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. Such distributions are taxable as ordinary income or capital gain to those shareholders who are liable for federal income tax. Each Fund also intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

        A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and /or defer a Fund's ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.

        Dividends representing net investment income (e.g., dividends and interest less expenses incurred in the operation of a Fund) or net short-term capital gains are taxable to shareholders as ordinary income. Distributions from net long-term capital gains, if any, are taxable as long-term capital gain regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions will not be affected by whether they are paid in cash or in additional shares.


        A portion of these distributions may be eligible for the dividends-received deduction for corporations. The portion of dividends, if any, paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. For the fiscal year ended June 30, 2003, Delaware American Services Fund had dividends from net investment income that qualified for the dividends-received deduction for corporations.

        If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The Funds' portfolio securities had an unrealized appreciation or unrealized depreciation for tax purposes for the fiscal year ended June 30, 2003 as follows:

-------------------------------------------- -----------------------------------
Delaware American Services Fund              $2,356,703 unrealized appreciation
-------------------------------------------- -----------------------------------
Delaware Technology and Innovation Fund      $9,161,120 unrealized depreciation
-------------------------------------------- -----------------------------------
Delaware Trend Fund                                     $240,218,781 unrealized
                                                                   appreciation
-------------------------------------------- -----------------------------------


        Prior to purchasing shares of a Fund, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

        A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in a Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

        Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

        Any loss incurred on the redemption or exchange of shares held for six months or less is treated as long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

        All or any portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.


        If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in a Fund or in another Delaware Investments fund within 12 months of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss in your redemption, all or a portion of the sales charge that you paid on your original shares in a Fund is excluded from your tax basis in the shares sold and added to your tax basis for the new shares.


        Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

        In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain specific requirements, including:

        (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

        (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

        (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

        The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of an undistributed amount from the prior year to shareholders by December 31 of each year in order to avoid federal excise tax. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

        When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

        Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

        Investment in Foreign Currencies and Foreign Securities--Each Fund is authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to a
Fund:

        Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

        If a Fund's Section 988 losses exceed the Fund's other investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

        Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Funds' income dividends paid to you.

        Investment in Passive Foreign Investment Company Securities--Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, a Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

        A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules generally would be eliminated.

        The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

        You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While a Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

INVESTMENT MANAGEMENT AGREEMENT

        The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of Equity Funds III's Board of Trustees.


        The Manager and its predecessors have been managing the funds in the Delaware Investments since 1938. On June 30, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $125 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

        The Investment Management Agreement for Delaware Trend Fund is dated August 27, 1999 and was approved by the initial shareholder of the Fund on that date. The Agreement was amended on December 22, 1999 to add Delaware American Services Fund and Delaware Technology and Innovation Fund. The amendment adding Delaware American Services Fund and Delaware Technology and Innovation Fund was approved by the initial shareholder of those Funds on December 22, 1999 and will remain in effect for an initial term of two years. The Agreement may be renewed only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Equity Funds III who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Equity Funds III or by the Manager. The Agreement will terminate automatically in the event of its assignment.

        The annual compensation paid by each Fund for investment management services is equal to the following fee rate which is based on the average daily net assets of a Fund:



        ---------------------------------------- ---------------------------------------
        Delaware American Services Fund          0.75% on the first $500 million;
        Delaware Technology and Innovation Fund  0.70% on the next $500 million;
        Delaware Trend Fund                      0.65% on the next $1.5 billion;
                                                 0.60% on assets in excess of $2.5 billion
        ---------------------------------------- ---------------------------------------



         The total net assets of each Fund as of June 30, 2003 were as follows:

         -------------------------------------------- ------------------
         Delaware American Services Fund                    $20,439,528
         -------------------------------------------- ------------------
         Delaware Technology and Innovation Fund            $26,144,497
         -------------------------------------------- ------------------
         Delaware Trend Fund                             $1,367,989,030
         -------------------------------------------- ------------------

         The Manager received compensation from each Fund for the past three fiscal years as follows:

         ----------------------------------------------- -------------------------------------------------------------
         Investment Management Fees                                       Fiscal Year Ended June 30
         ----------------------------------------------- -------------------------------------------------------------
                                                                2003                2002                 2001
         ----------------------------------------------- ------------------- -------------------- --------------------
         Delaware American Services Fund                 $82,988 earned      $56,895 earned       $28,964 earned
                                                         $-0- paid           $-0- paid            $-0- paid
                                                         $82,988 waived      $56,895 waived       $28,964 waived
         ----------------------------------------------- ------------------- -------------------- --------------------
                                                         $165,317 earned     $295,147 earned      $727,581 earned
         Delaware Technology and Innovation Fund         $-0- paid           $-0- paid            $401,071 paid
                                                         $165,317 waived     $295,147 waived      $326,510 waived
         ----------------------------------------------- ------------------- -------------------- --------------------
                                                         $8,650,123 paid     $9,346,438 paid      $10,356,392 paid
         Delaware Trend Fund

         ----------------------------------------------- ------------------- -------------------- --------------------

        Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by a Fund. The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and each Fund.


        The investment manager had agreed to waive fees and pay expenses through August 31, 2000 with respect to Delaware American Services Fund in order to prevent total operating expenses (excluding 12b-1 Plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.

        Beginning March 1, 2001, Delaware Management Company has elected to waive, on a contractual basis, that portion, if any, of the annual management fee payable by the Delaware American Services Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed, on an annual basis, 1.20% (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses). This waiver of fees and payment of expenses will be extended through August 31, 2004.

        The investment manager has contracted to waive fees and pay expenses for Delaware Technology and Innovation Fund through August 31, 2004 in order to prevent total operating expenses (excluding any 12b-1 Plan expenses, taxes, interest, brokerage fees, and extraordinary expenses) from exceeding 1.20% of average daily net assets.


        Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include a Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.


        Each Fund has formally delegated to its investment advisor, Delaware Management Company, the ability to make all proxy voting decisions in relation to portfolio securities held by a Fund. If and when proxies need to be voted on behalf of a Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for each Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of each Fund.

        In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of each Fund and other Manager clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for a Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of a Fund.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of a Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

         Because a Fund has delegated proxy voting to the Manager, a Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of a Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of a Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of a Fund.

Distribution and Service


        The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of each Fund's shares under a Distribution Agreement dated as of May 15, 2003. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares under their respective 12b-1 Plans. Delaware Distributors, L.P. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

        From the commencement of operations through February 28, 2001, Delaware Distributors, L.P. elected to voluntarily waive 12b-1 Plan expenses for each Class of the Delaware American Services Fund. Beginning March 1, 2001, the Delaware American Services Fund commenced paying 12b-1 Plan expenses of an amount up to 0.30% of average daily net assets for Class A shares and 1.00% for Class B and C Class shares.

        Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as each Fund's financial intermediary wholesaler pursuant to an Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated May 15, 2003. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Fund shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Fund shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds; (ii) shares of Delaware VIP Trust sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule.


        --------------------------------------------------------- -------------------------------------------------
          Aggregate Value of Wholesaler Product Sales in                     Compensation Paid to LFD
                          Calendar Year                                 (% of NAV of Fund shares sold by LFD)
        --------------------------------------------------------- -------------------------------------------------
                         $3.75 billion or less                                         0.45%
        --------------------------------------------------------- -------------------------------------------------
          More than $3.75 billion, but less than $4.5 billion                          0.50%
        --------------------------------------------------------- -------------------------------------------------
                         $4.5 billion and above                                        0.55%
        --------------------------------------------------------- -------------------------------------------------

        In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of 0.04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

        The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

        The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an Shareholder Services Agreement dated as of April 19, 2001. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

        Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of a Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

        The business and affairs of Equity Funds III are managed under the direction of its Board of Trustees.


         Certain officers and trustees of Equity Funds III hold identical positions in each of the other funds in the Delaware Investments family. On August 11, 2003, Equity Funds III's officers and trustees owned: (i) about 7% of the outstanding shares of Delaware American Services Fund Class A shares and less than 1% of the Class B, Class C and Institutional shares; (ii) less than 1% of the outstanding shares of Delaware Technology and Innovation Fund Class A, Class B and Class C shares and about 12% of the Institutional Class shares; and
(iii) less than 1% of the outstanding shares of the Delaware Trend Fund Class A, Class B, Class C and Institutional Class shares.

           As of July 31, 2003, management believes the following accounts held 5% or more of the outstanding shares of each Class of Equity Funds III. Equity Funds III has no knowledge of beneficial ownership.

-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Class                                  Name and Address of Account                        Share Amount            Percentage
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Delaware American Services Fund        Merrill Lynch, Pierce, Fenner & Smith                     63,857.590                  8.84%
Class A                                For the Sole Benefit of its Customers
                                       Attn: Fund Admin - SEC# 97D44
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Delaware American Services Fund        Merrill Lynch, Pierce, Fenner & Smith                     16,868.810                 19.19%
Class C                                For the Sole Benefit of its Customers
                                       Attn: Fund Admin - SEC# 97D44
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
                                       ---------------------------------------------- ---------------------- ----------------------
                                       Jared R. B. Hutton                                         5,142.220                  5.85%
                                       1875 June Lake Drive
                                       Henderson, NV 89052-6961
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Delaware American Services Fund        Pershing LLC                                             280,037.490                 32.13%
Institutional Class                    PO Box 2052
                                       Jersey City, NJ 07303-2052
                                       ---------------------------------------------- ---------------------- ----------------------
                                       Lincoln National Life Insurance Company                  238,229.910                 27.34%
                                       1300 South Clinton Street
                                       Fort Wayne, IN 46802-3518
                                       ---------------------------------------------- ---------------------- ----------------------
                                       Pershing LLC                                             169,574.370                 19.46%
                                       PO Box 2052
                                       Jersey City, NJ 07303-2052
                                       ---------------------------------------------- ---------------------- ----------------------
                                       Pershing LLC                                              92,250.920                 10.58%
                                       PO Box 2052
                                       Jersey City, NJ 07303-2052
                                       ---------------------------------------------- ---------------------- ----------------------
                                       Pershing LLC                                              89,816.020                 10.30%
                                       PO Box 2052
                                       Jersey City, NJ 07303-2052
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Delaware Technology and Innovation     RS DMTC 401 (k) Plan                                     547,165.380                  5.65%
Fund Class A                           Integrated Circuits Systems 401(k) Plan
                                       Attn: Retirements Plan
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Delaware Technology and Innovation     Merrill Lynch, Pierce, Fenner & Smith                    296,616.220                  5.03%
Fund Class B                           Attn: Fund Administration SEC#97D44
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Delaware Technology and Innovation     Merrill Lynch, Pierce, Fenner & Smith                    260,691.170                 11.27%
Fund Class C                           Attn: Fund Administration SEC#97D44
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Delaware Technology and Innovation     RS DMC Profit Sharing Plan                             1,150,871.390                 95.23%
Fund Institutional Class               Delaware Management Company P/S Trust
                                       C/O Rick Seidel
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------


-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Class                                  Name and Address of Account                        Share Amount            Percentage
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Delaware Trend Fund                    Merrill Lynch, Pierce, Fenner & Smith                  8,074,566.420                 17.11%
Class A                                Attn: Fund Administration SEC#974N5
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Delaware Trend Fund                    Merrill Lynch, Pierce, Fenner & Smith                  1,555,327.130                 13.13%
B Class                                Attn: Fund Administration SEC#97FA1
                                       4800 Deer Lake Dr. East, 2nd Floor
                                       Jacksonville, FL 32246-6484
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Delaware Trend Fund                    Merrill Lynch, Pierce, Fenner & Smith                  2,480,161.850                 27.84%
C Class                                Attn: Fund Administration SEC#97HY3
                                       4800 Deer Lake Dr. East, 2nd Floor
                                       Jacksonville, FL 32246-6484
-------------------------------------- ---------------------------------------------- ---------------------- ----------------------
Delaware Trend Fund                    State Street Bank and Trust Company                    3,215,223.090                 18.33%
Institutional Class                    TTEE PacificCorp KPLUS EE Saving and Stock
                                       Ownership Plan
                                       300 South Grand  Avenue, 40th Floor
                                       Los Angeles, CA 90071-3109
                                       ---------------------------------------------- ---------------------- ----------------------
                                       Fidelity Investments - Institutional                   2,491,857.870                 14.20%
                                       Operations
                                       CO FIICO as Agent
                                       For Certain Employee Benefit Plans
                                       100 Magellan Way KW1C
                                       Covington, KY 41015-1987
                                       ---------------------------------------------- ---------------------- ----------------------
                                       La Crosse and Co.                                      2,210,187.720                 12.60%
                                       PO Box 489
                                       La Crosse, WI  54602-0489
                                       ---------------------------------------------- ---------------------- ----------------------
                                       Harrah's Entertainment Inc.                            1,630,784.730                  9.29%
                                       Savings and Retirement Plan
                                       Date to Date 2/28/2000
                                       105 Rosemont Avenue
                                       Westwood, MA 02090-2318
                                       ---------------------------------------------- ---------------------- ----------------------
                                       Charles Schwab and Company Inc.                          946,334.200                  5.39%
                                       Special Custody Account for the Exclusive
                                       Benefit of Custodians
                                       Attn: Mutual Funds
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122
 ---------------------------------------------- ---------------------- ----------------------


         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., DIAL Holding Company, Inc., Delaware International Holdings Ltd., Delaware International Advisers Ltd., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware International Advisers Ltd. are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

        Trustees and principal officers of the Equity Funds III are noted below along with their ages and their business experience for the past five years.


------------------------ ------------------- -------------------- ------------------------- ------------------- --------------------
                                                                                                Number of
                                                                                              Portfolios in
                                                                                               Fund Complex
Name, Address and         Position(s) Held     Length of Time     Principal Occupation(s)      Overseen by      Other Directorships
Birthdate                   with Fund(s)           Served           During Past 5 Years          Trustee          Held by Trustee
------------------------ ------------------- -------------------- ------------------------- ------------------ --------------------
Interested Trustees

Jude T. Driscoll(2)         Chairman and          3 Years -        Since August 2000, Mr.           83                 None
2005 Market Street            Trustee(4)      Executive Officer    Driscoll has served in
Philadelphia, PA 19103                                               various executive
                                              Trustee as of May   capacities at different
March 10, 1963                                    15, 2003           times at Delaware
                                                                        Investments(1)

                                                                   Senior Vice President
                                                                      and Director of
                                                                   Fixed-Income Process -
                                                                      Conseco Capital
                                                                         Management
                                                                    (June 1998 - August
                                                                           2000)

                                                                    Managing Director -
                                                                    NationsBanc Capital
                                                                          Markets
                                                                   (February 1996 - June
                                                                           1998)

Independent Trustees

Walter P. Babich              Trustee             15 Years            Board Chairman -             101                 None
2005 Market Street                                                  Citadel Construction
Philadelphia, PA 19103                                                  Corporation
                                                                      (1989 - Present)
October 1, 1927

John H. Durham                Trustee             24 Years(3)         Private Investor             101               Trustee -
2005 Market Street                                                                                               Abington Memorial
Philadelphia, PA 19103                                                                                               Hospital

August 7, 1937                                                                                                  President/Director -
                                                                                                                 22 WR Corporation
John A. Fry                   Trustee(4)           2 Year          President - Franklin &           83                 None
2005 Market Street                                                    Marshall College
Philadelphia, PA 19103                                            (June 2002 - Present)

May 28, 1960                                                           Executive Vice
                                                                   President - University
                                                                      of Pennsylvania
                                                                  (April 1995 - June 2002)

 Anthony D. Knerr             Trustee             10 Years            Founder/Managing             101                 None
2005 Market Street                                                   Director - Anthony
Philadelphia, PA 19103                                               Knerr & Associates
                                                                   (Strategic Consulting)
December 7, 1938                                                      (1990 - Present)

------------------------ ------------------- -------------------- ------------------------- ------------------ --------------------
                                                                                                Number of
                                                                                              Portfolios in
                                                                                               Fund Complex
Name, Address and         Position(s) Held     Length of Time     Principal Occupation(s)      Overseen by      Other Directorships
Birthdate                   with Fund(s)           Served           During Past 5 Years          Trustee          Held by Trustee
------------------------ ------------------- -------------------- ------------------------- ------------------ --------------------

Independent Trustees (continued)

Ann R. Leven                  Trustee             14 Years         Treasurer/Chief Fiscal          101               Director -
2005 Market Street                                                   Officer - National                              Andy Warhol
Philadelphia, PA 19103                                                 Gallery of Art                                Foundation
                                                                       (1994 - 1999)
November 1, 1940                                                                                                     Director -
                                                                                                                    Systemax Inc.

Thomas F. Madison             Trustee              9 Years            President/Chief              101               Director -
2005 Market Street                                                Executive Officer - MLM                        CenterPoint Energy
Philadelphia, PA 19103                                             Partners, Inc. (Small
                                                                   Business Investing and                            Director -
February 25, 1936                                                       Consulting)                              Digital River Inc.
                                                                  (January 1993 - Present)
                                                                                                                     Director -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                 Valmont Industries
                                                                                                                        Inc.

Janet L. Yeomans              Trustee              4 Years         Vice President/Mergers          101                 None
2005 Market Street                                                    & Acquisitions -
Philadelphia, PA 19103                                                 3M Corporation
                                                                  (January 2003 - Present)
July 31, 1948
                                                                    Ms. Yeomans has held
                                                                    various management
                                                                      positions at 3M
                                                                  Corporation since 1983.

Officers

Michael P. Bishof           Senior Vice            7 Years        Mr. Bishof has served            101                 None
2005 Market Street         President and                           in various executive
Philadelphia, PA 19103       Treasurer                                capacities at
                                                                    different times at
August 18, 1962                                                    Delaware Investments

Richelle S. Maestro        Executive Vice          4 Years           Ms. Maestro has               101                 None
2005 Market Street           President,                             served in various
Philadelphia, PA 19103    General Counsel                          executive capacities
                           and Secretary                          at different times at
November 26, 1957                                                  Delaware Investments



(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3)     Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

         Following is additional information regarding investment professionals affiliated with Equity Funds III.

------------------------------- --------------------------------------- ------------------- --------------------------------------
                                                                            Length of        Principal Occupation(s) During Past
Name, Address and Birthdate     Position(s) Held with Equity Funds III     Time Served                     5 Years
------------------------------- --------------------------------------- ------------------- --------------------------------------
Gerald S. Frey                      Managing Director and Chief             6 Years         During the past five years, Mr. Frey
2005 Market Street                  Investment Officer - Growth                              has served in various capacities at
Philadelphia, PA 19103-7094                  Investing                                           different times at Delaware
                                                                                                        Investments.
February 7, 1946

J. Paul Dokas                   Senior Vice President and Director          5 Years            During the past five years, Mr.
2005 Market Street                  of Research - Quantitative                                   Dokas has served in various
Philadelphia, PA 19103-7094                                                                   capacities at different times at
                                                                                                    Delaware Investments.
October 17, 1959

Timothy G. Connors              Senior Vice President and Director          5 Years            During the past five years, Mr.
2005 Market Street                   of Research - Fundamental                                  Connors has served in various
Philadelphia, PA 19103-7094                                                                   capacities at different times at
                                                                                                    Delaware Investments.
October 7, 1953

Marshall T. Bassett                  Senior Vice President and              5 Years            During the past five years, Mr.
2005 Market Street                       Portfolio Manager                                      Bassett has served in various
Philadelphia, PA 19103-7094                                                                   capacities at different times at
                                                                                                    Delaware Investments.
February 8, 1954

John A. Heffern                      Senior Vice President and              5 Years            During the past five years, Mr.
2005 Market Street                       Portfolio Manager                                      Heffern has served in various
Philadelphia, PA 19103-7094                                                                   capacities at different times at
                                                                                                    Delaware Investments.
October 20, 1961

Jeffrey W. Hynoski                 Vice President and Portfolio             4 Years         Vice President and Portfolio Manager
2005 Market Street                            Manager                                         - Delaware Investment Adviser, a
Philadelphia, PA 19103-7094                                                                     series of Delaware Management
                                                                                                       Business Trust
September 19, 1961                                                                                 (March 1998 - Present)

                                                                                               Vice President - Bessemer Trust
                                                                                                           Company
                                                                                                 (May 1993 - February 1998)

Steven T. Lampe                    Vice President and Portfolio             6 Years            During the past five years, Mr.
2005 Market Street                            Manager                                            Lampe has served in various
Philadelphia, PA 19103-7094                                                                   capacities at different times at
                                                                                                    Delaware Investments.
September 13, 1968

Lori P. Wachs                      Vice President and Portfolio             9 Years            During the past five years, Ms.
2005 Market Street                            Manager                                            Wachs has served in various
Philadelphia, PA 19103-7094                                                                   capacities at different times at
                                                                                                    Delaware Investments.
November 8, 1968

         The following table shows each Trustee's ownership of shares of the Funds and of all Delaware Investments funds as of December 31, 2002.

------------------------- -------------------------------------------------- ---------------------------------------------------
                                                                               Aggregate Dollar Range of Equity Securities in
                                                                              All Registered Investment Companies Overseen by
Name                       Dollar Range of Equity Securities in the Funds        Trustee in Family of Investment Companies
------------------------- -------------------------------------------------- ---------------------------------------------------
Jude T. Driscoll                  Delaware Trend Fund $1 - $10,000                           $10,001 - $50,000
------------------------- -------------------------------------------------- ---------------------------------------------------
Walter A. Babich                  Delaware Trend Fund Over $100,000                            Over $100,000
------------------------- -------------------------------------------------- ---------------------------------------------------
John H. Durham                    Delaware Trend Fund Over $100,000                            Over $100,000
------------------------- -------------------------------------------------- ---------------------------------------------------
John A. Fry                                     None                                           Over $100,000
------------------------- -------------------------------------------------- ---------------------------------------------------
Anthony D. Knerr                Delaware Trend Fund $10,001 - $50,000                        $10,001 - $50,000
------------------------- -------------------------------------------------- ---------------------------------------------------
Ann R. Leven                   Delaware Trend Fund $50,001 - $100,000                          Over $100, 000
------------------------- -------------------------------------------------- ---------------------------------------------------
Thomas F. Madison                               None                                         $10,001 - $50,000
------------------------- -------------------------------------------------- ---------------------------------------------------
Janet L. Yeomans                                None                                                None
------------------------- -------------------------------------------------- ---------------------------------------------------



         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Equity Funds III and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee/director or trustee for the Funds' fiscal year ended June 30, 2003 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Trustees/Directors as of June 30, 2003. Only the independent trustees of Equity Funds III receive compensation from Equity Funds III.

----------------------- ---------------------- ------------------------- ------------------------ ------------------------
                                                                                                    Total Compensation
                              Aggregate         Pension or Retirement       Estimated Annual        from the Investment
                          Compensation from      Benefits Accrued as          Benefits Upon        Companies in Delaware
Name                      Equity Funds III      Part of Fund Expenses         Retirement(1)            Investments(2)
----------------------- ---------------------- ------------------------- ------------------------ ------------------------
Walter P. Babich               $6,789                    none                    $55,000                  $91,160
----------------------- ---------------------- ------------------------- ------------------------ ------------------------
John H. Durham                 $5,870                    none                    $55,000                  $81,160
----------------------- ---------------------- ------------------------- ------------------------ ------------------------
John A. Fry                    $5,839                    none                    $44,362                  $65,032
----------------------- ---------------------- ------------------------- ------------------------ ------------------------
Anthony D. Knerr               $5,916                    none                    $55,000                  $81,660
----------------------- ---------------------- ------------------------- ------------------------ ------------------------
Ann R. Leven                   $6,605                    none                    $55,000                  $89,161
----------------------- ---------------------- ------------------------- ------------------------ ------------------------
Thomas F. Madison              $6,329                    none                    $55,000                  $86,160
----------------------- ---------------------- ------------------------- ------------------------ ------------------------
Janet L. Yeomans               $6,329                    none                    $55,000                  $86,160
----------------------- ---------------------- ------------------------- ------------------------ ------------------------



(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of June 30, 2003, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director (other than John A. Fry) currently receives a total annual retainer fee of $55,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $44,362 for serving as a Trustee/Director for 25 investment companies in Delaware Investments, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000 from all investment companies.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held five meetings during the Trust's last fiscal year.


         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee held two meetings during the Trust's last fiscal year.



GENERAL INFORMATION


        Equity Funds III is an open-end management investment company. Delaware Trend Fund will be diversified as defined by the 1940 Act. Delaware American Services Fund and Delaware Technology and Innovation Fund will not be diversified under the 1940 Act. Equity Funds III originally was organized as a Delaware corporation in 1966. It was subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on August 27, 1999.

        The Board of Trustees is responsible for overseeing the performance of each Fund's investment advisor and determining whether to approve and/or renew each Fund's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:


        The nature, extent and quality of the services provided by the investment advisor.

        The investment performance of the fund's assets managed by the investment advisor.

        The fair market value of the services provided by the investment advisor.

        Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

        The extent to which the investment advisor has realized or will realize economies of scale as the fund grows.

        Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund.

        The investment advisor's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

        In reviewing the investment management agreements for the Funds, the Board of Trustees considered the Funds' performance relative to its peers and benchmark, the investment process and controls used in managing the Funds, the Funds' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Funds and quality of other services provided to the Funds in addition to investment advice.


        The Board met in executive session to approve the investment management agreements, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes made by the Manager, and felt that management had been responsive to the concerns expressed by the Board during the previous year. The Board considered that the Manager recently instituted a number of changes to the Delaware Investments investment process designed to bolster the services provided to the Funds. Such improvements included refinements to the usage of competitive peer group portfolio information and qualitative tools in the investment decision making process, especially in the area of monitoring risk and volatility. The Board also considered that the Manager recently instituted a number of changes necessary to operate in this heightened regulatory environment, most recently responding to new requirements imposed by Rule 35d-1, Regulation S-P, changes in the corporate governance rules and the Sarbanes-Oxley Act. The Board found that overall the Funds' fees to be in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment advisor had implemented fee waivers to reduce the fees of certain Funds.

        The Board also reviewed the quality of services performed by the investment advisor's affiliates on behalf of the Funds, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment advisor's affiliate for the quality of service it provided to the Funds investors.


        The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler are on public file with, and are available from, the SEC.

        The Manager and its affiliate Delaware International Advisers Ltd., manage several of the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion(SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. The Manager or Delaware International Advisers Ltd. also manages many of the investment options for the Delaware-Lincoln ChoicePlus Variable Annuity. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by ten leading money managers. See Delaware VIP Trust in Appendix B.

        The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor ("DDLP") received net commissions from the Funds on behalf of the Class A Shares, after allowances to dealers, as follows:


--------------------------------------------- ------------------------------------------------------------------------
                                                                  Fiscal Year Ended June 30, 2003
--------------------------------------------- ------------------------------------------------------------------------
                                                  Total Amount of       Amounts Reallowed           Net Commission
                                              Underwriting Commission       to Dealers                  to DDLP
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware American Services Fund                       $63,753                 $54,622                  $9,131
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Technology and Innovation Fund               $69,856                 $63,011                  $6,845
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Trend Fund                                  $980,644                 $891,353                $89,291
--------------------------------------------- ------------------------ ----------------------- -----------------------



--------------------------------------------- ------------------------------------------------------------------------
                                                                  Fiscal Year Ended June 30, 2002
--------------------------------------------- ------------------------ ----------------------- -----------------------
                                                  Total Amount of       Amounts Reallowed           Net Commission
                                              Underwriting Commission       to Dealers                  to DDLP
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware American Services Fund                       $46,606                 $40,019                  $6,587
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Technology and Innovation Fund              $185,299                 $163,879                $21,420
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Trend Fund                                 $1,049,844                $993,593                $56,251
--------------------------------------------- ------------------------ ----------------------- -----------------------



--------------------------------------------- ------------------------------------------------------------------------
                                                                  Fiscal Year Ended June 30, 2001
--------------------------------------------- ------------------------ ----------------------- -----------------------
                                                  Total Amount of       Amounts Reallowed         Net Commission
                                              Underwriting Commission       to Dealers                to DDLP
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware American Services Fund                       $3,059                   $2,587                   $472
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Technology and Innovation Fund              $544,870                 $473,349                $71,521
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Trend Fund                                 $2,870,972               $2,547,047               $323,925
--------------------------------------------- ------------------------ ----------------------- -----------------------

       The Distributor received in the aggregate Limited CDSC payments with respect to the Fund's Class A Shares as follows:


--------------------------------------------- ------------------------------------------------------------------------
Limited CDSC Payments                                                Fiscal Year Ended June 30
--------------------------------------------- ------------------------ ----------------------- -----------------------
                                                       2003                     2002                    2001
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware American Services Fund                        -----                    -----                   -----
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Technology and Innovation Fund                $492                      $4                     -----
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Trend Fund                                    -----                     $174                   $1,619
--------------------------------------------- ------------------------ ----------------------- -----------------------

        The Distributor received in the aggregate CDSC payments with respect to the Fund's Class B Shares as follows:

--------------------------------------------- ------------------------------------------------------------------------
CDSC Payments                                                        Fiscal Year Ended June 30
--------------------------------------------- ------------------------ ----------------------- -----------------------
                                                        2003                    2002                    2001
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware American Services Fund                        $13,003                $1,858                   $209
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Technology and Innovation Fund                $46,845                $103,169                $163,686
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Trend Fund                                    $620,678               $665,834                $575,276
--------------------------------------------- ------------------------ ----------------------- -----------------------

         The Distributor received CDSC payments with respect to the Fund's Class C Shares as follows:


--------------------------------------------- ------------------------------------------------------------------------
CDSC Payments                                                        Fiscal Year Ended June 30
--------------------------------------------- ------------------------------------------------------------------------
                                                       2003                     2002                    2001
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware American Services Fund                        $66                     $122                    $65
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Technology and Innovation Fund                $1,207                 $3,495                 $21,386
--------------------------------------------- ------------------------ ----------------------- -----------------------
Delaware Trend Fund                                    $35,272                $43,469                 $47,876
--------------------------------------------- ------------------------ ----------------------- -----------------------

        The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to a Fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

        The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds III's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds III to delete the words "Delaware Group" from Equity Funds III's name.

        The JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of each Fund's securities and cash. As custodian for a Fund, JPMorgan maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
        Equity Funds III has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each Class represents a proportionate interest in the assets of a Fund, and each has the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter that affects a Fund Classes' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares, Class C Shares and Class R Shares will be allocated solely to those classes.

        All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

        Prior to September 6, 1994, Trend Fund A Class was known as Trend Fund class and Trend Fund Institutional Class was known as Trend Fund (Institutional) class. Effective August 16, 1999, the name of Trend Fund was changed to Delaware Trend Fund. Also effective on that date, corresponding changes were made to the names of the Fund's Classes. Class R Shares of the Fund was first offered on June 2, 2003.

        Effective as of August 29, 1997, the name of Delaware Group Trend Fund, Inc. was changed to Delaware Group Equity Funds III, Inc. and effective August 27, 1999, the name of Delaware Group Equity Funds III, Inc. was changed to Delaware Group Equity Funds III.

Noncumulative Voting
        Equity Funds III shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds III voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

        This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.


FINANCIAL STATEMENTS


        Ernst & Young LLP serves as the independent auditors for Delaware Group Equity Funds III and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended June 30, 2003 are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

         Following is a summary of the investment objectives of the funds in the Delaware Investments family:


         Delaware Diversified Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities, investment-grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.


         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities.


         Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective by investing in dividend-paying stocks and income producing securities that are convertible into common stocks.

         Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Delaware Diversified Growth Fund seeks capital appreciation by investing in stocks of companies that have growth potential that exceeds the average anticipated growth rate. Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.


         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.


         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Balanced Allocation Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Income Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Growth Allocation Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

         Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income.


         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


         Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds.


         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.



         Delaware REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.


         Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.


         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.



         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.


         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments.


         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.


         Delaware VIP Trust offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Delaware VIP Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Delaware VIP Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Delaware VIP Diversified Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed income securities markets: high-yield, higher risk securities; investment grad fixed-income securities; and foreign government and other foreign fixed-income securities. Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware VIP Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Delaware VIP Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Delaware VIP Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Delaware VIP Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Delaware VIP Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.


         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Classes A, B, C and R Shares should contact their financial advisor or call Delaware Investments at 800 523-1918 and shareholders of the Institutional Classes should contact Delaware Investments at 800 510-4015.


INVESTMENT MANAGER
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7094

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA 19103-7094

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103-7055

CUSTODIAN
Mellon Bank, N.A.
One Mellon Center
Pittsburgh, PA 15258


--------------------------------------------------------

DELAWARE GROUP EQUITY FUNDS III

--------------------------------------------------------


Delaware Small Cap Growth Fund



A CLASS
B CLASS
C CLASS
R CLASS
INSTITUTIONAL CLASS
--------------------------------------------------------






PART B

STATEMENT OF
ADDITIONAL INFORMATION
--------------------------------------------------------


AUGUST 29, 2003




                                                     [Delaware Investments LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 29, 2003

                         DELAWARE GROUP EQUITY FUNDS III
                         Delaware Small Cap Growth Fund


                               2005 Market Street
                           Philadelphia, PA 19103-7094

        For more information about the Institutional Class: 800 510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares, Class C Shares and Class R Shares:
                            Nationwide 800 523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800 362-7500


         Delaware Group Equity Funds III ("Equity Funds III") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of the registration statement) describes shares of Delaware Small Cap Growth Fund (the "Fund"). The Fund offers Class A Shares, Class B Shares, Class C Shares and Class R Shares (together referred to as the "Fund Classes") and an Institutional Class (together referred to as the "Institutional Classes"). Equity Funds III also offer Delaware American Services Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund, which is described in a separate Part B. All references to "shares" in this Part B refer to all classes of shares of Equity Funds III, except where noted.

         This Part B supplements the information contained in the current Prospectus for the Fund Classes dated August 29, 2003 and the current Prospectus for the Institutional Classes dated August 29, 2003, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting a Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors will be incorporated by reference from the Annual Report into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports will be able to be obtained, without charge, by calling 800 523-1918.



-------------------------------------------------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------------------------------------------------
                                                   Page                                                            Page
-------------------------------------------------- ------ ------------------------------------------------------- -------
                                                          Dividends and Realized Securities Profits
Cover Page                                                Distributions
-------------------------------------------------- ------ ------------------------------------------------------- -------
Investment Policies                                       Taxes
-------------------------------------------------- ------ ------------------------------------------------------- -------
Performance Information                                   Investment Management Agreement
-------------------------------------------------- ------ ------------------------------------------------------- -------
Trading Practices and Brokerage                           Officers and Trustees
-------------------------------------------------- ------ ------------------------------------------------------- -------
Purchasing Shares                                         General Information
-------------------------------------------------- ------ ------------------------------------------------------- -------
Investment Plans                                          Financial Statements
-------------------------------------------------- ------ ------------------------------------------------------- -------
Determining Offering Price and Net Asset Value            Appendix A--Investment Objectives of the Funds in the
                                                          Delaware Investments Family
-------------------------------------------------- ------                                                         -------
Redemption and Exchange
-------------------------------------------------- ------ ------------------------------------------------------- -------

INVESTMENT POLICIES

Investment Restrictions


         Fundamental Investment Restrictions--The Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of the Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.


         A Fund shall not:


         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.


         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


         Non-fundamental Investment Restrictions--In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. A Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


         The Fund may make the following investments consistent with their respective investment objective.


Equity Securities
         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Warrants

         The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


Foreign Securities

         The Fund may invest up to 20% of its net assets in foreign securities, although none of the Fund presently intends to invest in these securities. Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations.

         Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States. The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Fund. Payment of such interest equalization tax, if imposed, would reduce a Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by United States corporations.


ADRs

         The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, and "unsponsored" ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored ADR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.


Repurchase Agreements


         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which Delaware Management Company (the "Manager") under the guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis. While a Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest excess cash balances.

         The funds available from the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds in the Delaware Investments family jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.


Restricted and Illiquid Securities

         The Fund may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions in accordance with an exemption from the registration requirements under applicable securities laws or after registration. The Fund will not purchase illiquid assets, including such restricted securities, if more than 15% of the value of their respective assets would then consist of illiquid securities.


         Certain of the privately placed securities acquired by a Fund will be eligible for resale by the Fund pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A permits many privately placed or legally restricted securities to be freely traded without restriction among certain institutional buyers such as the fund.


         While maintaining oversight, the Board of Trustees of Equity Funds III has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's limitation in investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and then number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).


         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed a limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Borrowings

         Although the Fund is permitted under certain circumstances to borrow money and invest in investment company securities, it does not normally do so.


Portfolio Loan Transactions

         The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) a Fund must be able to terminate the loan after notice, at any time; 4) a Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of the Equity Funds III know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Options on Securities


         Delaware Small Cap Growth Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Fund may invest in options that are either Exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge their securities. The Fund will not invest more than 15% of its assets in illiquid securities.

         A. Covered Call Writing--The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain a Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case a Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Fund of writing covered calls is that it receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.


         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by a Fund, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


         B. Purchasing Put Options--The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

         The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.


         A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Options on Stock Indices

         The Fund may also engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.


         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.


         A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.


         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

Futures Contracts and Options on Futures Contracts

         Delaware Small Cap Growth may enter into futures contracts on stocks and stock indices, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market a Fund's positions in cash, short-term debt securities and other money market instruments, at times when the Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for a Fund.


         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market." A Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

         Purchases or sales of stock index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.


         The Fund may also purchase and write options on the types of futures contracts in which a Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by a Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.


         At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

         To the extent that interest or exchange rates or securities prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent a Fund from closing out its positions relating to futures.

REITs

         Delaware Small Cap Growth Fund may invest in REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

         A Fund's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Securities of Companies in the Financial Services Industry
         Certain provisions of the federal securities laws permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other securities a Fund may purchase.


         The Fund may also purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer;
(2) immediately after a purchase of equity securities of a securities issuer, a Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.


         In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which its owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

         The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees
(puts) under certain circumstances.

Concentration
         In applying a Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


PERFORMANCE INFORMATION


         From time to time, the Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. The Fund may also advertise aggregate and average total return information of each Class over additional periods of time.

         The average annual total rate of return for each Class will be based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations.


                                             P(1 + T)n = ERV
Where:
             P = a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

             T =        average annual total return;

             n =        number of years;

             ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         In presenting performance information for Class A Shares, the contingent deferred sales charge applicable only to certain redemptions of those shares ("Limited CDSC") will not be deducted from any computation of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representative of the results which may be realized from an investment in a Fund in the future.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, a Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of each Class of the Fund as shown below is the average annual total return quotations through June 30, 2003, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for the Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The average annual total return for Class B and C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 2003. The average annual total return for Class B and C Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 2003, and therefore does not reflect the deduction of a CDSC. Stock prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

         Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

         The average annual total return for each Class is shown for the 1 year, 5 year, or 10 year period ending June 30, 2003. If a Class has not been in existence for a full 1, 5 or 10 year period, then Lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10 year period.



                          Average Annual Total Returns(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Class B      Class B      Class C       Class C
                                                                    Shares       Shares        Shares       Shares
Delaware Small Cap                                                (Including   (Excluding    (Including   (Excluding
Growth Fund                Class A       Class A                   Deferred     Deferred      Deferred     Deferred
                             Shares      Shares     Institutional    Sales        Sales        Sales         Sales       Class R
                           (at Offer)   (at NAV)       Class       Charge)(3)    Charge)      Charge)       Charge)      Shares
-----------------------------------------------------------------------------------------------------------------------------------
1 year ended 6/30/03            6.26%       12.79%        13.14%        7.98%       11.98%        10.98%       11.98%          N/A
-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)                 0.86%        4.04%         4.27%        1.79%        3.44%         3.44%        3.44%        1.44%
-----------------------------------------------------------------------------------------------------------------------------------



(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Plans Under Rule 12b-1 for the Fund Classes for information regarding expense caps for the Fund. In absence of such waivers, performance would have been affected negatively.
(2) Class A, Class B, Class C and Institutional Class shares commenced operations on July 31, 2001 and Class R shares commenced operations on June 2, 2003.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the periods of November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase
         (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter.

         From time to time, the Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or to the S&P 500 Index, the Dow Jones Industrial Average or the Russell 2000 Growth Index.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecast growth values. These stocks are selected from the 2,000 smallest companies in the Russell 3000 Index which represent approximately 10% of the total market capitalization of the Russell 3000 Index. The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stock traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and American Depositary Receipts. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         In addition, the performance of multiple indices compiled and maintained by statistical research firms, such as Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which a Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of a Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.


         The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. A Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Coverdell Education Savings Accounts) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


         Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other funds, products and services.


         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds available from the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the investment disciplines employed in seeking the objectives of a Fund and the other funds in the Delaware Investments family. The Distributor may also from time to time cite general or specific information about the institutional clients of Delaware Investment Advisers ("DIA"), an affiliate of the Manager, including the number of such clients serviced by DIA.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for the Fund through June 30, 2003. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but is also shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Past performance is not a guarantee of future results.



                            Cumulative Total Returns(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Class B      Class B      Class C      Class C
                                                                    Shares       Shares       Shares       Shares
Delaware Small Cap                                               (Including    (Excluding   (Including   (Excluding
Growth Fund                 Class A     Class A                    Deferred     Deferred      Deferred     Deferred
                             Shares      Shares    Institutional     Sales        Sales        Sales         Sales      Class R
                           (at Offer)   (at NAV)       Class       Charge)(3)    Charge)      Charge)       Charge)      Shares
-----------------------------------------------------------------------------------------------------------------------------------
3 months ended 6/30/03         16.22%       23.25%        23.46%       19.07%       23.07%        22.07%       23.07%          N/A
-----------------------------------------------------------------------------------------------------------------------------------
6 months ended 6/30/03         13.77%       20.66%        20.87%       16.13%       20.13%        19.13%       20.13%          N/A
-----------------------------------------------------------------------------------------------------------------------------------
9 months ended 6/30/03         24.93%       32.51%        32.90%       27.83%       31.83%        30.83%       31.83%          N/A
-----------------------------------------------------------------------------------------------------------------------------------
1 year ended 6/30/03            6.26%       12.79%        13.14%        7.98%       11.98%        10.98%       11.98%          N/A
-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)                 1.66%        7.88%         8.35%        3.46%        6.71%         6.71%        6.71%        1.44%
-----------------------------------------------------------------------------------------------------------------------------------



(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Plans Under Rule 12b-1 for the Fund Classes for information regarding expense caps for the Fund. In absence of such waivers, performance would have been affected negatively.
(2) Class A Shares, Class B Shares, Class C Shares and Institutional Class shares commenced operations on July 31, 2001 and Class R Shares commenced operations on June 2, 2003.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the periods of November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase
         (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter.


Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. Investors also should consider their financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and Wealth Builder Option -- that can help to keep your regular investment program on track. See Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Investment Plans -- Investing by Electronic Fund Transfer for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share of a stock or bond fund over a period of time will be lower than the average price per share of a Fund for the same time period.

                                                      Number
                     Investment      Price Per      of Shares
                       Amount          Share        Purchased

Month 1                 $100           $10.00          10
Month 2                 $100           $12.50          8
Month 3                 $100            $5.00          20
Month 4                 $100           $10.00          10
---------------------------------------------------------------
                        $400           $37.50          48

         Total Amount Invested: $400
         Total Number of Shares Purchased: 48
         Average Price Per Share: $9.38 ($37.50/4)
         Average Cost Per Share: $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of a Fund or any stock or bond fund in the Delaware Investments family. Dollar-cost averaging can be appropriate for investments in shares of funds that tend to fluctuate in value. Please obtain the prospectus of any fund in the Delaware Investments family in which you plan to invest through a dollar-cost averaging program. The prospectus contains additional information, including charges and expenses. Please read it carefully before you invest or send money.


THE POWER OF COMPOUNDING

         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. The Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE


         The Fund selects brokers, dealers and banks to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. A number of trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         During the past fiscal year, the aggregate dollar amount of brokerage commissions paid by the Fund was:




----------------------------------------------------------------------
                                     Fiscal Year Ended June 30, 2003
----------------------------------------------------------------------
Delaware Small Cap Growth Fund(1)                 $27,329
----------------------------------------------------------------------

(1) Commenced operations on July 31, 2001.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


         During their last fiscal year, portfolio transactions of the Fund, in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:



-----------------------------------------------------------------------------------------------
                                      Portfolio Transactions Amount   Brokerage Commission
-----------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund(1)              $10,843,844                      $39,220
-----------------------------------------------------------------------------------------------

(1) Commenced operations on July 31, 2001.


         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.


         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds III's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the NASD Regulation, Inc. ("NASDR(SM)"), and subject to seeking best execution, a Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the funds in the Delaware Investments family as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover


         Portfolio trading will be undertaken principally to accomplishment to the Fund's objective in relation to anticipated movements in the general level on interest rates. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the Investment Company Act of 1940, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, a Fund may hold securities for any period of time. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.


        The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


        Delaware Small Cap Growth Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%.

         During the past two fiscal year, the portfolio turnover rate was as follows:




------------------------------------------------------------------
                                          2003          2002
------------------------------------------------------------------
Delaware Small Cap Growth Fund(1)          60%           138%
------------------------------------------------------------------

(1) Commenced operations on July 31, 2001.


PURCHASING SHARES


         The Distributor serves as the national distributor for the Fund's shares and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds III or the Distributor.


         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.


         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds III will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.


         Selling dealers are responsible for transmitting orders promptly. Equity Funds III reserves the right to reject any order for the purchase of its shares of any Fund if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. A Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         A Fund reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, a Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         A Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds III and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Absent applicable fees waivers, Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.


         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Absent applicable fee waivers, Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.


         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Absent applicable fee waivers, Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Class R shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses.

         See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B, Class C Shares and Class R Shares, of any expenses under that Fund's 12b-1 Plans.



         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds III for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements -- Class A, Class B and Class C Shares
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

         In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that, like Class B Shares and Class C Shares, Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, Class R Shares are not subject to a CDSC. In Comparing Class B Shares to Class R shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each Class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.


         For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.


         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.



Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a Fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of same Fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of the Fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes

         Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds III has adopted a separate 12b-1 Plan for each of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Classes. Shareholders of Institutional Classes may not vote on matters affecting the Plans.


         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, a Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Equity Funds III. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


         The maximum aggregate fee payable by a Fund under the Plans, and a Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. Equity Funds III's Board of Trustees may reduce these amounts at any time.


         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement have all been approved by the Board of Trustees of Equity Funds III, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Equity Funds III and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of a Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Equity Funds III having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Equity Funds III must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.


         For the fiscal year ended June 30, 2003, 12b-1 Plan payments from Class A Shares, Class B Shares, Class C Shares and Class R Shares of Delaware Small Cap Growth Fund were as follow.



------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund            A Class(1)    B Class(1)    C Class(1)     R Class(2)
------------------------------------------------------------------------------------------------
Advertising                                    -----         -----          -----         -----
------------------------------------------------------------------------------------------------
Annual/Semi Annual Reports                      $109          $266           $243         -----
------------------------------------------------------------------------------------------------
Broker Trails                                 $3,927        $3,304         $3,029         -----
------------------------------------------------------------------------------------------------
Broker Sales Charge                            -----        $6,814         $5,336         -----
------------------------------------------------------------------------------------------------
Dealer Service Expenses                        -----         -----          -----         -----
------------------------------------------------------------------------------------------------
Interest on Broker Sales Charge                -----        $2,697           $186         -----
------------------------------------------------------------------------------------------------
Commissions to Wholesalers                     -----         -----          -----         -----
------------------------------------------------------------------------------------------------
Promotional-Broker Meetings                    -----         -----          -----         -----
------------------------------------------------------------------------------------------------
Promotion-Other                                   $2            $2            $23         -----
------------------------------------------------------------------------------------------------
Prospectus Printing                            -----         -----            $27         -----
------------------------------------------------------------------------------------------------
Telephone                                      -----         -----          -----         -----
------------------------------------------------------------------------------------------------
Wholesaler Expenses                            -----          $133           $427         -----
------------------------------------------------------------------------------------------------
Other                                          -----         -----          -----         -----
------------------------------------------------------------------------------------------------
Total                                         $4,038       $13,216         $9,291         -----
------------------------------------------------------------------------------------------------

(1) Commenced operations on July 31, 2002.


(2) Commenced operations on June 2, 2003.


Other Payments to Dealers - Class A Shares, Class B Shares, Class C Shares and Class R Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of a Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, Trustees/Directors and employees of Equity Funds III, any other fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of a Fund and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created at net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as a Fund may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of a fund in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented in writing to Retirement Financial Services, Inc. that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value also may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Equity Funds III must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds III which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of a Fund and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of a Fund and the corresponding classes of shares of other funds in the Delaware Investments family which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other funds in the Delaware Investments family.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege

         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of Delaware Investment Advisers, the Manager's affiliate, or any of the Manager's other affiliates in a stable value account may be combined with other Delaware Investments fund holdings.


         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware

Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Class R Shares
         Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement recordkeeping system that are offering R Class shares to participants.

Institutional Class

         The Institutional Class of the Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; and (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans").


         Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS

Reinvestment Plan/Open Account

         Unless otherwise designated by Fund Class shareholders, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Fund Classes and the Institutional Classes of the Fund are reinvested in the accounts of the holders of such shares

(based on net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.


         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in Delaware Investments, including a Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in a fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A

Shares of the same Fund. Holders of Class R Shares of a Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.


         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing proceeds from Eligible 529 Plans
         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under "INVESTMENT PLANS - Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for any Fund to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund account. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds III for proper instructions.

MoneyLine(SM) On Demand
         You or your investment dealer may request purchases of the Fund shares by phone using MoneyLineSM On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C Shares and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware

Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes

         An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Coverdell Education Savings Account.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.


         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures

         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.


Deductible and Non-deductible IRAs
        An individual can contribute up to $3,000 in his or her IRA through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.

        In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $3,000 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

         ------------------------------------------------------------
            Calendar Year        Under Age 50      Age 50 and Above
         ------------------------------------------------------------
              2003-2004             $3,000              $3,500
         ------------------------------------------------------------
                 2005               $4,000              $4,500
         ------------------------------------------------------------
              2006-2007             $4,000              $5,000
         ------------------------------------------------------------
                 2008               $5,000              $6,000
         ------------------------------------------------------------



         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2003 through 2004 and increased limits in subsequent years are still available if the taxpayer's AGI is below $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2003. A partial deduction is allowed for married couples with income between $60,000 and $70,000 and for single individuals with AGI greater than $40,000 and less than $50,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions. The non-deductible contribution may not exceed the excess amount allowed as a deduction stated above over the amount actually allowed as a deduction under the AGI limitations.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

                  (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

                  (2) Substantially equal installment payments for a period certain of 10 or more years;

                  (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

                  (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

                  (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 per year through 2004 can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $3,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as the regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previous deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply.


Coverdell Education Savings Accounts (formerly Education IRAs)
        For taxable years beginning after December 31, 1997, the Coverdell Education Savings Account has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $2,000 per year and qualifying expenses will no longer be limited to those related to higher education.

        Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation and extended day programs.


        The $2,000 annual limit is an addition to the $3,000 annual contribution limit as applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell Education Savings Accounts. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

        The $2,000 annual contribution limit for a Coverdell Education Savings Account is phased out ratably for single contributors with modified AGI greater than $95,000 and less than $110,000, and for couples filing jointly with modified AGI greater than $150,000 and less than $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any other individual.

         Distributions from an Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Generally, tax-free (and penalty-free) transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.


Group IRAs or Group Roth IRAs
         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes are available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of a Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis.

A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.



DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by a Fund, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and Institutional Class shares are effected at the net asset value per share next calculated after receipt of the order by a Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, are included in a Fund's financial statements, which are incorporated by reference into this Part B.


         A Fund's net asset value per share is computed by adding the value of all the securities and other assets in a Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Fund's pricing procedures. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


         Each Class of a Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that Institutional Class will not incur any of the expenses under Equity Funds III's 12b-1 Plans and Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.


         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.


         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by a Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.


         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.


         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds III has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption

         You can write to a Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). A Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. A Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to a Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.


         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach a Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.


         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.


MoneyLine(SM) On Demand
         You or your investment dealer may request redemptions of the Fund shares by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

Timing Accounts

         Right to Refuse Timing Accounts - With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments Funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern, for example, any person who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. The Fund, in its sole discretion, may consider other trading patterns that seem to follow a market timing pattern as market timing. The Fund may temporarily or permanently terminate the exchange privilege or reject any specific purchase order for the accounts of any such person. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

         Redemptions of Timing Accounts - Proceeds from redemptions requested by Timing Accounts will be paid only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

         Restrictions on Timed Exchanges - Timing Accounts operating under timing agreements executed prior to January 1, 2003 may only execute exchanges between the following eight Delaware Investments Funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund,
(6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments Funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments Funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.


         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Delaware Small Cap Growth Fund who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Classes of the Funds or the Fund Classes of the Delaware American Services Fund, Delaware Large Cap Growth Fund and Delaware Research Fund. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
         Purchased at Net Asset Value For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.


         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.


Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pensions plans) (i) that purchases share through a retirement plan alliance, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully-bundled retirement plan services and maintains participant records on its proprietary recordkeeping system.


                                      * * *


         In addition, the CDSC will be waived on the Fund's Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established.



DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS


         Delaware Small Cap Growth Fund will make payments from its net investment income and net realized securities profits, if any, once a year.

         All dividends and any capital gains distributions will be automatically reinvested for the shareholder in additional shares of the same Class at net asset value, unless a shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have file a new election in order begin receiving dividends in cash again. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any MoneyLine(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.


         Each Class of shares of a Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.


Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA)
         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

Reduction of Tax Rate on Dividends
         Dividends will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

Reduction of Tax Rate on Capital Gains
         Under JAGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets).

These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

Back-up withholding Changes
                  Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.



TAXES


         It is each Fund's policy to pay out substantially all net investment income and net realized gains to shareholders to relieve itself of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. Such distributions are taxable as ordinary income or capital gain to those shareholders who are liable for federal income tax. The Fund also intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.


         Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisors in this regard. Shares of each Fund will be exempt from Pennsylvania personal property taxes. The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-fee for federal tax purposes.


         Dividends representing net investment income or short-term capital gains are taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, are taxable as long-term capital gain regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions will not be affected by whether they are paid in cash or in additional shares. A portion of these distributions may be eligible for the dividends-received deduction for corporations. The portion of dividends, if any, paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. For the fiscal year ended June 30, 2003, the Fund did not had dividends from net investment income that qualified for the dividends-received deduction for corporations.

         If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The Fund's portfolio securities had an unrealized appreciation or unrealized depreciation for tax purposes for the fiscal year ended June 30, 2003 as follows:



  ----------------------------------------------------------------------------
  Delaware Small Cap Growth Fund(1)        $1,520,288 unrealized appreciation
  ----------------------------------------------------------------------------

  (1) Commenced operations on July 31, 2002.

         Prior to purchasing shares of a Fund, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

         A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in a Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

         All or any portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.


         If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in a Fund or in another Delaware Investments fund within 12 months of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss in your redemption, all or a portion of the sales charge that you paid on your original shares in a Fund is excluded from your tax basis in the shares sold and added to your tax basis for the new shares.

         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.


         In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years, and

         (iv) A Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

         The Code requires a Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid federal excise taxes. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.


         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--The Fund is authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to a
Fund:


         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

         If a Fund's Section 988 losses exceed the Fund's other investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

         Investment in Passive Foreign Investment Company Securities--The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, a Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.


         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While a Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.


INVESTMENT MANAGEMENT AGREEMENT


         The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of Equity Funds III's Board of Trustees.

         The Manager and its predecessors have been managing the funds in the Delaware Investments since 1938. On June 30, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $125 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc

         The Investment Management Agreement for each Fund is dated August 27, 1999, as amended June 26, 2001 and was approved by the initial shareholder of the Fund on June 26, 2001. The Agreement has an initial term of two years. The Agreement may be renewed only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Equity Funds III who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Equity Funds III or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The annual compensation paid by the Fund for investment management services is equal to the following fee rate which is based on the average daily net assets of the Fund:



  -----------------------------------------------------------------------------
                                      1.00% on the first $250 million;
                                      0.90% on the next $250 million;
  Delaware Small Cap Growth Fund      0.75% on assets in excess of $500 million
  -----------------------------------------------------------------------------

         The total net assets of the Fund as of June 30, 2003 was as follows:

  ---------------------------------------------------
  Delaware Small Cap Growth Fund         $10,248,770
  ---------------------------------------------------

         The Manager received compensation from the Fund for the past two fiscal years as follows:

  ------------------------------------------------------------------------------
  Investment Management Fees                     Fiscal Year Ended June 30
                                           -------------------------------------
                                                  2003               2002
  ------------------------------------------------------------------------------
  Delaware Small Cap Growth Fund(1)        $60,308 earned      $28,667 earned
                                           $-0- paid           $-0- paid
                                           $60,308 waived      $28,667 waived
  ------------------------------------------------------------------------------

  (1) Commenced operations on July 31, 2001.


         Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by a Fund. The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and the Fund.

         Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreements, the Fund is responsible for all of its own expenses. Among others, these include a Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         The Fund has formally delegated to its investment advisor, Delaware Management Company, the ability to make all proxy voting decisions in relation to portfolio securities held by a Fund. If and when proxies need to be voted on behalf of a Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

         In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Manager clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for a Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of a Fund.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of a Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

         Because a Fund has delegated proxy voting to the Manager, a Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of a Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of a Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of a Fund.


Distribution and Service


         The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Fund's shares under a Distribution Agreement dated May 15, 2003. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares under their respective 12b-1 Plans. Delaware Distributors, L.P. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Fund's financial intermediary wholesaler pursuant to an Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated May 15, 2003. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Fund shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Fund shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds; (ii) shares of Delaware VIP Trust sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule:


  ------------------------------------------------ -----------------------------------------
  Aggregate Value of Wholesaler Product Sales in           Compensation Paid to LFD
                   Calendar Year                    (% of NAV of Fund shares sold by LFD)
  ------------------------------------------------ -----------------------------------------
               $3.75 billion or less                                0.45%
  ------------------------------------------------ -----------------------------------------
    More than $3.75 billion, but less than                          0.50%
                 $4.5 billion
  ------------------------------------------------ -----------------------------------------
              $4.5 billion and above                                0.55%
  ------------------------------------------------ -----------------------------------------

         In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of 0.04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

         The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Fund.


         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an Shareholders Services Agreement dated April 19, 2001, as amended June 26, 2001. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of a Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.



OFFICERS AND TRUSTEES

         The business and affairs of Equity Funds III are managed under the direction of its Board of Trustees.


         Certain officers and trustees of Equity Funds III hold identical positions in each of the other funds in the Delaware Investments family. On August 11, 2003, Equity Funds III's officers and trustees owned less than 1% of the outstanding shares of Class A Shares, Class B Shares, Class C Shares and the Institutional Class of the Fund.

         As of July 31, 2003, management believes the following accounts held 5% or more of the outstanding shares of each Class of Equity Funds III. Equity Funds III has no knowledge of beneficial ownership.

------------------------------------------------------------------------------------------------------------------------------
Class                                  Name and Address of Account                           Share Amount        Percentage
------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund         Merrill Lynch, Pierce, Fenner & Smith                  387,934.790           44.21%
Class A                                Attn: Fund Administration SEC#
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund         Merrill Lynch, Pierce, Fenner & Smith                   58,759.490           24.29%
Class C                                Attn: Fund Administration SEC#
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------
                                       NFSC FEBO # APX-70912                                   15,399.760            6.36%
                                       Carl Hewitt
                                       4718 Meridian Avenue, #150
                                       San Jose, CA 95118-2327
------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund         DMH Corporation                                        235,294.120           99.88%
Institutional Class                    2005 Market Street
                                       Philadelphia, PA 19103-7094
------------------------------------------------------------------------------------------------------------------------------



         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., DIAL Holding Company, Inc., Delaware International Holdings Ltd., Delaware International Advisers Ltd., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware International Advisers Ltd. are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

         Trustees and principal officers of the Equity Funds III are noted below along with their ages and their business experience for the past five years.

                                                                                               Number of
                                                                                             Portfolios in
                                                                                              Fund Complex
Name, Address and        Position(s) Held     Length of Time     Principal Occupation(s)      Overseen by       Other Directorships
Birthdate                  with Fund(s)           Served           During Past 5 Years          Trustee           Held by Trustee
----------------------- ------------------- -------------------- ------------------------- ------------------- ---------------------
Interested Trustees
Jude T. Driscoll(2)        Chairman and          3 Years -        Since August 2000, Mr.           83                  None
2005 Market Street           Trustee(4)      Executive Officer    Driscoll has served in
Philadelphia, PA 19103                                              various executive
                                             Trustee as of May   capacities at different
March 10, 1963                                   15, 2003           times at Delaware
                                                                      Investments(1)

                                                                  Senior Vice President
                                                                     and Director of
                                                                  Fixed-Income Process -
                                                                     Conseco Capital
                                                                        Management
                                                                   (June 1998 - August
                                                                          2000)

                                                                   Managing Director -
                                                                   NationsBanc Capital
                                                                         Markets
                                                                  (February 1996 - June
                                                                          1998)

                                                                                                Number of
                                                                                              Portfolios in
                                                                                               Fund Complex
Name, Address and         Position(s) Held     Length of Time     Principal Occupation(s)      Overseen by       Other Directorships
Birthdate                   with Fund(s)           Served           During Past 5 Years          Trustee           Held by Trustee
------------------------ ------------------- -------------------- ------------------------- ------------------- --------------------
Independent Trustees
Walter P. Babich              Trustee             15 Years            Board Chairman -             101                  None
2005 Market Street                                                  Citadel Construction
Philadelphia, PA 19103                                                  Corporation
                                                                      (1989 - Present)
October 1, 1927

John H. Durham                Trustee             24 Years(3)         Private Investor             101                Trustee -
2005 Market Street                                                                                                Abington Memorial
Philadelphia, PA 19103                                                                                                Hospital

August 7, 1937                                                                                                  President/Director -
                                                                                                                  22 WR Corporation
John A. Fry                   Trustee(4)           2 Year          President - Franklin &           83                  None
2005 Market Street                                                    Marshall College
Philadelphia, PA 19103                                             (June 2002 - Present)

May 28, 1960                                                           Executive Vice
                                                                   President - University
                                                                      of Pennsylvania
                                                                  (April 1995 - June 2002)

Anthony D. Knerr              Trustee             10 Years            Founder/Managing             101                  None
2005 Market Street                                                   Director - Anthony
Philadelphia, PA 19103                                               Knerr & Associates
                                                                   (Strategic Consulting)
December 7, 1938                                                      (1990 - Present)

Ann R. Leven                  Trustee             14 Years         Treasurer/Chief Fiscal          101               Director -
2005 Market Street                                                   Officer - National                              Andy Warhol
Philadelphia, PA 19103                                                 Gallery of Art                                Foundation
                                                                         (1994 - 1999)
November 1, 1940                                                                                                     Director -
                                                                                                                    Systemax Inc.

Thomas F. Madison             Trustee              9 Years            President/Chief              101               Director -
2005 Market Street                                                Executive Officer - MLM                        CenterPoint Energy
Philadelphia, PA 19103                                             Partners, Inc. (Small
                                                                   Business Investing and                            Director -
February 25, 1936                                                       Consulting)                              Digital River Inc.
                                                                      (January 1993 -
                                                                         Present)
                                                                                                                     Director -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                 Valmont Industries
                                                                                                                        Inc.

                                                                                                Number of
                                                                                              Portfolios in
                                                                                               Fund Complex
Name, Address and         Position(s) Held     Length of Time     Principal Occupation(s)      Overseen by       Other Directorships
Birthdate                   with Fund(s)           Served           During Past 5 Years          Trustee           Held by Trustee
------------------------ ------------------- -------------------- ------------------------- ------------------- --------------------
Independent Trustees
(continued)
Janet L. Yeomans              Trustee              4 Years         Vice President/Mergers          101                  None
2005 Market Street                                                    & Acquisitions -
Philadelphia, PA 19103                                                 3M Corporation
                                                                  (January 2003 - Present)
July 31, 1948
                                                                    Ms. Yeomans has held
                                                                     various management
                                                                      positions at 3M
                                                                  Corporation since 1983.

Officers
Michael P. Bishof           Senior Vice            7 Years        Mr. Bishof has served           101                   None
2005 Market Street         President and                           in various executive
Philadelphia, PA 19103       Treasurer                                capacities at
                                                                    different times at
August 18, 1962                                                    Delaware Investments

Richelle S. Maestro        Executive Vice          4 Years           Ms. Maestro has              101                   None
2005 Market Street           President,                             served in various
Philadelphia, PA 19103    General Counsel                          executive capacities
                           and Secretary                          at different times at
November 26, 1957                                                  Delaware Investments



(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3)      Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

         Following is additional information regarding investment professionals affiliated with Equity Funds III.

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Length of          Principal Occupation(s) During Past
Name, Address and Birthdate     Position(s) Held with Equity Funds III       Time Served                       5 Years
------------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                      Managing Director and Chief               6 Years           During the past five years, Mr. Frey
2005 Market Street                  Investment Officer - Growth                                  has served in various capacities at
Philadelphia, PA 19103-7094                  Investing                                               different times at Delaware
                                                                                                            Investments.
February 7, 1946

J. Paul Dokas                   Senior Vice President and Director            5 Years              During the past five years, Mr.
2005 Market Street                  of Research - Quantitative                                       Dokas has served in various
Philadelphia, PA 19103-7094                                                                       capacities at different times at
                                                                                                        Delaware Investments.
October 17, 1959

Timothy G. Connors              Senior Vice President and Director            5 Years              During the past five years, Mr.
2005 Market Street                   of Research - Fundamental                                      Connors has served in various
Philadelphia, PA 19103-7094                                                                       capacities at different times at
                                                                                                        Delaware Investments.
October 7, 1953

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Length of          Principal Occupation(s) During Past
Name, Address and Birthdate     Position(s) Held with Equity Funds III       Time Served                       5 Years
------------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                  Senior Vice President and                5 Years              During the past five years, Mr.
2005 Market Street                       Portfolio Manager                                          Bassett has served in various
Philadelphia, PA 19103-7094                                                                       capacities at different times at
                                                                                                        Delaware Investments.
February 8, 1954

John A. Heffern                      Senior Vice President and                5 Years              During the past five years, Mr.
2005 Market Street                       Portfolio Manager                                          Heffern has served in various
Philadelphia, PA 19103-7094                                                                       capacities at different times at
                                                                                                        Delaware Investments.
October 20, 1961

Jeffrey W. Hynoski                 Vice President and Portfolio               4 Years           Vice President and Portfolio Manager
2005 Market Street                            Manager                                             - Delaware Investment Adviser, a
Philadelphia, PA 19103-7094                                                                         series of Delaware Management
                                                                                                           Business Trust
September 19, 1961                                                                                     (March 1998 - Present)

                                                                                                   Vice President - Bessemer Trust
                                                                                                               Company
                                                                                                     (May 1993 - February 1998)

Steven T. Lampe                    Vice President and Portfolio               6 Years              During the past five years, Mr.
2005 Market Street                            Manager                                                Lampe has served in various
Philadelphia, PA 19103-7094                                                                       capacities at different times at
                                                                                                        Delaware Investments.
September 13, 1968

Lori P. Wachs                      Vice President and Portfolio               9 Years              During the past five years, Ms.
2005 Market Street                            Manager                                                Wachs has served in various
Philadelphia, PA 19103-7094                                                                       capacities at different times at
                                                                                                        Delaware Investments.
November 8, 1968


         The following table shows each Trustee's ownership of shares of the Fund and of all Delaware Investments funds as of December 31, 2002.

--------------------------------------------------------------------------------------------------------------------------------
                                                                               Aggregate Dollar Range of Equity Securities in
                                                                              All Registered Investment Companies Overseen by
Name                        Dollar Range of Equity Securities in the Fund        Trustee in Family of Investment Companies
--------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll                                None                                         $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------------
Walter A. Babich                                None                                           Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
John H. Durham                                  None                                           Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
John A. Fry                                     None                                           Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                                None                                         $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                                    None                                           Over $100, 000
--------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                               None                                         $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                                None                                                None
--------------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Equity Funds III and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee/director or trustee for the Fund's fiscal year ended June 30, 2003 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Trustees/Directors as of June 30, 2003. Only the independent trustees of Equity Funds III receive compensation from Equity Funds III.



-------------------------------------------------------------------------------------------------------------------------------
                                                                                     Estimated
                                                       Pension or Retirement           Annual            Total Compensation
                                     Aggregate            Benefits Accrued            Benefits           from the Investment
                                 Compensation from           as Part of                 Upon            Companies in Delaware
Name                              Equity Funds III         Fund Expenses            Retirement(1)           Investments(2)
-------------------------------------------------------------------------------------------------------------------------------
Walter P. Babich                       $6,789                   none                  $55,000                  $91,160
-------------------------------------------------------------------------------------------------------------------------------
John H. Durham                         $5,870                   none                  $55,000                  $81,160
-------------------------------------------------------------------------------------------------------------------------------
John A. Fry                            $5,839                   none                  $44,362                  $65,032
-------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                       $5,916                   none                  $55,000                  $81,660
-------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                           $6,605                   none                  $55,000                  $89,161
-------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                      $6,329                   none                  $55,000                  $86,160
-------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                       $6,329                   none                  $55,000                  $86,160
-------------------------------------------------------------------------------------------------------------------------------



(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of June 30, 2003, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director (other than John A. Fry) currently receives a total annual retainer fee of $55,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $44,362 for serving as a Trustee/Director for 25 investment companies in Delaware Investments, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000 from all investment companies.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held five meetings during the Trust's last fiscal year.


         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee held two meetings during the Trust's last fiscal year.

GENERAL INFORMATION

         Equity Funds III is an open-end management investment company. Equity Funds III originally was organized as a Delaware corporation in 1966. It was subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on August 27, 1999.


         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds available from the Delaware Investments family. An affiliate of the Manager manages private investment accounts. While investment decisions of a Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         The Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and/or renew the Fund's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment adviser.

         The investment performance of the fund's assets managed by the investment adviser.

         The fair market value of the services provided by the investment adviser.


         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.


         The extent to which the investment adviser has realized or will realize economies of scale as the fund grows.

         Other benefits accruing to the investment adviser or its affiliates from its relationship with the fund.

         The investment adviser's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

         In reviewing the investment management agreements for the Fund, the Board of Trustees considered the Fund's performance relative to its peers and benchmark, the investment process and controls used in managing the Fund, the Fund's fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Fund and quality of other services provided to the Fund in addition to investment advice.

         The Board met in executive session to approve the investment management agreements, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes made by the Manager, and felt that management had been responsive to the concerns expressed by the Board during the previous year. The Board considered that the Manager recently instituted a number of changes to the Delaware Investments investment process designed to bolster the services provided to the Fund. Such improvements included refinements to the usage of competitive peer group portfolio information and qualitative tools in the investment decision making process, especially in the area of monitoring risk and volatility. The Board also considered that the Manager recently instituted a number of changes necessary to operate in this heightened regulatory environment, most recently responding to new requirements imposed by Rule 35d-1, Regulation S-P, changes in the corporate governance rules and the Sarbanes-Oxley Act. The Board found that overall the Fund's fees to be in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment adviser had implemented fee waivers to reduce the fees of certain funds.

        The Board also reviewed the quality of services performed by the investment adviser's affiliates on behalf of the Fund, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment adviser's affiliate for the quality of service it provided to the Fund's investors.

         The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler are on public file with, and are available from, the SEC.


         The Manager and its affiliate Delaware International Advisers Ltd., manage the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion(SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. The Manager or Delaware International Advisers Ltd. also manages many of the investment options for the Delaware-Lincoln ChoicePlus Variable Annuity. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by ten leading money managers. See Delaware VIP Trust in Appendix B.


         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family. The Distributor ("DDLP") received net commissions from the Fund on behalf of the Class A Shares, after allowances to dealers, as follows:



---------------------------------------------------------------------------------------------------------------------------
                                                                       Fiscal Year Ended June 30, 2003
---------------------------------------------------------------------------------------------------------------------------
                                                       Total Amount of
                                                         Underwriting        Amounts Reallowed to      Net Commission to
                                                          Commission               Dealers                   DDLP
---------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund                             $29,698                 $25,643                  $4,055
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                       Fiscal Year Ended June 30, 2002
---------------------------------------------------------------------------------------------------------------------------
                                                       Total Amount of
                                                         Underwriting        Amounts Reallowed to      Net Commission to
                                                          Commission               Dealers                   DDLP
---------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund(1)                          $15,000                 $13,032                  $1,968
---------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on July 31, 2001.

         The Distributor received in the aggregate Limited CDSC payments with respect to the Fund's Class A Shares as follows:


-------------------------------------------------------------------------------
Limited CDSC Payments                               Fiscal Year Ended June 30
-------------------------------------------------------------------------------
                                                       2003           2002
-------------------------------------------------------------------------------
Delaware Small Cap Growth Fund(1)                      -----         -----
-------------------------------------------------------------------------------

(1) Commenced operations on July 31, 2001.

         The Distributor received in the aggregate CDSC payments with respect to the Fund's Class B Shares as follows:


--------------------------------------------------------------------------------
CDSC Payments                                        Fiscal Year Ended June 30
--------------------------------------------------------------------------------
                                                        2003           2002
--------------------------------------------------------------------------------
Delaware Small Cap Growth Fund(1)                      $1,538          $874
--------------------------------------------------------------------------------


(1) Commenced operations on July 31, 2001.

         The Distributor received CDSC payments with respect to the Fund's Class C Shares as follows:

--------------------------------------------------------------------------------
CDSC Payments                                        Fiscal Year Ended June 30
--------------------------------------------------------------------------------
                                                        2003           2002
--------------------------------------------------------------------------------
Delaware Small Cap Growth Fund(1)                       $540           $34
--------------------------------------------------------------------------------

(1) Commenced operations on July 31, 2001.


         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to a Fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.


         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds III's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds III to delete the words "Delaware Group" from Equity Funds III's name.


         Mellon Bank, N.A. ("Mellon"), One Mellon Center, Pittsburgh, PA 15258, is custodian of the Fund's securities and cash. As custodian for the Fund, Mellon maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.


Capitalization
         Equity Funds III has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each Class represents a proportionate interest in the assets of a Fund, and each has the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter that affects a Fund Classes' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares, Class C Shares and Class R Shares will be allocated solely to those classes.

         Beginning as of June 2, 2003, the Fund began offering Class R Shares.


         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

Noncumulative Voting
         Equity Funds III shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds III voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.


FINANCIAL STATEMENTS


         Ernst & Young LLP serves as the independent auditors for Delaware Group Equity Funds III and, in its capacity as such, audits the annual financial statements of the Fund. The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended June 30, 2003 are included in the Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

         Following is a summary of the investment objectives of the funds in the Delaware Investments family:


         Delaware Diversified Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities, investment-grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.


         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities.


         Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective by investing in dividend-paying stocks and income producing securities that are convertible into common stocks.

         Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Delaware Diversified Growth Fund seeks capital appreciation by investing in stocks of companies that have growth potential that exceeds the average anticipated growth rate. Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.


         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.


         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Balanced Allocation Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Income Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Growth Allocation Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

         Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income.


         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


         Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds.


         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.



         Delaware REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.


         Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.



         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.



         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments.


         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.
        Delaware VIP Trust offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Delaware VIP Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Delaware VIP Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Delaware VIP Diversified Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed income securities markets: high-yield, higher risk securities; investment grad fixed-income securities; and foreign government and other foreign fixed-income securities. Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware VIP Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Delaware VIP Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Delaware VIP Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Delaware VIP Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Delaware VIP Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.


        For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

        Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

                                     PART C
                                     ------

                                Other Information
                                -----------------

Item 23.       Exhibits
               --------
               (a)     Agreement and Declaration of Trust.

                       (1)      Agreement and Declaration of Trust (December 17,
                                1998) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed June 25, 1999.

                       (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed June 25, 1999.

               (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed June 25, 1999.

               (c)     Copies of All Instruments Defining the Rights of Holders.

                       (1) Agreement and Declaration of Trust. Articles III, IV, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 58 filed June 25, 1999.

                       (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 58 filed June 25, 1999.

               (d)     Investment Management Agreement.

                       (1)      Investment Management Agreement (August 27,
                                1999) between Delaware Management Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 59 filed August 27, 1999.

                       (2) Executed Amendment No. 1 (December 22, 1999) to the Investment Management Agreement incorporated by reference to Post-Effective Amendment No. 62 filed April 12, 2001.

                       (3) Executed Amendment No. 2 (June 26, 2001) to the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

               (e)     (1) Distribution Agreement.

                           (i) Executed Distribution Agreement (May 15, 2003) between Delaware Distributors, L.P. and the Registrant on behalf of each Fund attached as Exhibit.

                           (ii) Form of Second Amended and Restated Financial
                                Intermediary Distribution Agreement (August 21,
                                2003) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant attached as Exhibit.

                       (2) Dealer's Agreement. Dealer's Agreement (January 2001)
                           incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (5) Bank/Trust Agreement. Bank/Trust Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

               (f)     Inapplicable.

               (g)     Custodian Agreement.

                       (1) Executed Custodian Agreement (May 1, 1996) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed April 12, 2001.

                                (i) Executed Amendment (July 1, 2001) to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                                (ii) Executed Amendment No. 1 to Schedule A (July 17, 2003) of the Custodian Agreement between JPMorgan Chase Bank and the Registrant attached as Exhibit.

                                (iii) Executed Letter to add Delaware Group Equity Funds III, Inc.- Trend Fund to the Custodian Agreement incorporated into this filing by reference to Post-Effective Amendment No. 61 filed August 29, 2000.

                                (iv)     Executed Letter to add Delaware
                                         Technology and Innovation Fund,
                                         Delaware American Services Fund,
                                         Delaware Focused Value Fund (formerly
                                         Delaware Research Fund) and Delaware
                                         Focused Growth Fund (formerly Delaware
                                         Large Cap Growth Fund) to Custodian
                                         Agreement incorporated into this filing
                                         by reference to Post-Effective
                                         Amendment No. 62 filed April 12, 2001.

                       (2) Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed April 12, 2001.

                                (i) Executed Amendment (October 3, 2001) to the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                                (ii) Executed Amendment No. 1 to Schedule A (July 17, 2003) of the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant attached as Exhibit.

                       (3) Form of Amended and Restated Mutual Fund Custody and Services Agreement (May 2002) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (4) Executed Securities Lending Authorization (March 12, 2002) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

               (h)     Other Material Contracts.

                       (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                                (i)      Executed Amendment No. 1 (June 26,
                                         2001) to the Shareholder Services
                                         Agreement incorporated into this filing
                                         by reference to Post-Effective
                                         Amendment No. 65 filed June 28, 2002.

                                (ii) Executed Schedule B (May 16, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                                (iii)    Executed Amendment Letter (August 23,
                                         2002) to the Shareholder Services
                                         Agreement attached as Exhibit.

                       (2) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) with Delaware Service Company, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 56 filed August 29, 1997.

                                (i) Executed Schedule B (May 16, 2002) to the Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to
                                         Post-Effective Amendment No. 65 filed
                                         June 28, 2002.

                                (ii) Executed Amendment No. 26 (May 1, 2003) to the Delaware Investments Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 67 filed April 30, 2003.

               (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 63 filed June 25, 2001.

               (j)     Consent of Auditors. Attached as Exhibit.

               (k-l)   Inapplicable.

               (m)     Plans under Rule 12b-1.

                       (1) Plan under Rule 12b-1 for each Fund's Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (2) Plan under Rule 12b-1 for each Fund's Class B (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (3) Plan under Rule 12b-1 for each Fund's Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (4) Plan under Rule 12b-1 for each Fund's Class R (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 67 filed April 30, 2003.

               (n) Plan under Rule 18f-3. Incorporated into this filing by reference to Post-Effective Amendment No. 67 filed April 30, 2003.

               (o)     Inapplicable.

               (p)     Codes of Ethics.

                       (1) Codes of Ethics for the Registrant, Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P. attached as Exhibit.

                       (2) Code of Ethics for Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 67 filed April 30, 2003.

               (q)     Power of Attorneys. Attached as Exhibit.

Item 24.       Persons Controlled by or under Common Control with Registrant.
               None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective
               Amendment No. 58 filed June 25, 1999.

Item 26.       Business and Other Connections of Investment Adviser.

               Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Fund, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Voyageur Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

    The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

----------------------------------------------------------------------------------------------------------------------
                                        Positions and Offices with Delaware Management Company and its affiliates and
                                        ------------------------------------------------------------------------------
Name and Principal Business Address*    other Positions and Offices Held
------------------------------------    --------------------------------
----------------------------------------------------------------------------------------------------------------------

Jude T. Driscoll                        Chief Executive Officer and Trustee of Delaware Management Company (a series of Delaware Management Business Trust), DIAL Holding Company, Inc., Delaware
                                        General Management, Inc. and Delaware Management Company, Inc.

                                        President/Chief Executive Officer and Director/Trustee of Delaware
                                        Management Holdings, Inc., DMH Corp, Delaware Investments U.S., Inc.,
                                        Delaware Distributors, Inc., Delaware Management Business Trust and Lincoln
                                        National Investment Companies, Inc.

                                        President/Chief Executive Officer of Delaware Investment Advisers, Delaware
                                        Capital Management (each a series of Delaware Management Business Trust) and
                                        Delaware Distributors, L.P.

                                        President of Delaware Lincoln Cash Management (a series of Delaware
                                        Management Business Trust)

                                        Director of Delaware Service Company, Inc., Retirement Financial Services,
                                        Inc., LNC Administrative Services Corporation and HYPPCO Finance Company Ltd.

                                        Executive Vice President/Head of Fixed Income of each fund in the Delaware
                                        Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
John C. E. Campbell                     Executive Vice President/Global Marketing & Client Services of Delaware
                                        Management Company and Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust)

                                        Director of Delaware International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                        Managing Director/Chief Investment Officer - Fixed Income of Delaware
                                        Management Company (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                        Managing Director/Deputy Chief Investment Officer - Fixed Income of Delaware
                                        Investment Advisers and Delaware Capital Management (each a series of
                                        Delaware Management Business Trust)

                                        Managing Director - Fixed Income of Delaware Management Holdings, Inc.,
                                        Delaware Management Business Trust and Lincoln National Investment
                                        Companies, Inc.
----------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                          Managing Director/Chief Investment Officer - Growth Investing of Delaware
                                        Management Company, Delaware Investment Advisers, Delaware Capital
                                        Management (each a series of Delaware Management Business Trust), Delaware
                                        Management Holdings, Inc., Delaware Management Business Trust, Lincoln
                                        National Investments Companies, Inc. and each fund in the Delaware
                                        Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                     Senior Vice President/Operations of Delaware Management Company (a series of
                                        Delaware Management Business Trust), Delaware Service Company, Inc.,
                                        Delaware Distributors, L.P., Delaware Distributors, Inc. and Retirement
                                        Financial Services, Inc.

                                        Senior Vice President/Operations and Director of Delaware  Management Trust
                                        Company
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                        Positions and Offices with Delaware Management Company and its affiliates and
                                        ------------------------------------------------------------------------------
Name and Principal Business Address*    other Positions and Offices Held
------------------------------------    --------------------------------
----------------------------------------------------------------------------------------------------------------------

Robert L. Arnold                        Senior Vice President/Senior Portfolio Manager of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust)

                                        Vice President/Senior Portfolio Manager of Delaware Capital Management  (a
                                        series of Delaware Management Business Trust) and each fund in the Delaware
                                        Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                     Senior Vice President/Portfolio Manager of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                     Senior Vice President/Senior Portfolio Manager of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust)

                                        Vice President/Senior Portfolio Manager of Delaware Capital Management (a
                                        series of Delaware Management Business Trust) and each fund in the Delaware
                                        Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                       Senior Vice President/Investment Accounting of Delaware Management Company,
                                        Delaware Capital Management (each a series of Delaware Management Business
                                        Trust), Delaware Service Company, Inc. and Delaware Distributors, L.P.

                                        Senior Vice President/Treasurer/Investment Accounting of Delaware Investment
                                        Advisers (a series of Delaware Management Business Trust)

                                        Senior Vice President/Manager of Investment Accounting of Delaware
                                        International Holdings Ltd.

                                        Senior Vice President/Treasurer of each fund in the Delaware Investments
                                        Family of Funds

                                        Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                        Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                        Senior Vice President/Compliance Director of Delaware Management Company,
                                        Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln
                                        Cash Management (each a series of Delaware Management Business Trust),
                                        Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company,
                                        Inc., Delaware Service Company, Inc., Retirement Financial Services, Inc.,
                                        Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                        Management, Inc., Delaware Management Business Trust, Delaware Investments
                                        U.S., Inc., DIAL Holding Company, Inc., Lincoln National Investment
                                        Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

                                        Senior Vice President/Compliance Director/Assistant Secretary of Delaware
                                        Management Trust Company
----------------------------------------------------------------------------------------------------------------------
Ryan K. Brist                           Senior Vice President/Senior Portfolio Manager of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of Delaware Management
                                        Business Trust) and each fund in the Delaware Investments Family of Funds

                                        Vice President of Lincoln National Income Fund, Inc.
----------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                      Senior Vice President/Chief Investment Officer - Value Investing of Delaware
                                        Management Company, Delaware Investment Advisers, Vantage Investment
                                        Advisers (each a series of Delaware Management Business Trust), Delaware
                                        Capital Management, Inc. and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                        Positions and Offices with Delaware Management Company and its affiliates and
                                        ------------------------------------------------------------------------------
Name and Principal Business Address*    other Positions and Offices Held
------------------------------------    --------------------------------
----------------------------------------------------------------------------------------------------------------------
Nancy M. Crouse                         Senior Vice President/Senior Portfolio Manager of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust)

                                        Vice President/Senior Portfolio Manager of each fund in the Delaware
                                        Investment Family of Funds
----------------------------------------------------------------------------------------------------------------------
George E. Deming                        Senior Vice President/Senior Portfolio Manager of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of Delaware Management
                                        Business Trust) and each fund in the Delaware Investments Family of Funds

                                        Director of Delaware International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                     Senior Vice President/Head of Equity Trading of Delaware Management Company,
                                        Delaware Investment Advisers, Delaware Lincoln Investment Advisers and
                                        Delaware Capital Management (each a series of Delaware Management Business
                                        Trust)
----------------------------------------------------------------------------------------------------------------------
J.Paul Dokas                            Senior Vice President/Director of Research - Quantitative of Delaware
                                        Management Company, Delaware Investment Advisers, Delaware Lincoln
                                        Investment Advisers (each a series of Delaware Management Business Trust)
                                        and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
John B. Fields                          Senior Vice President/Senior Portfolio Manager of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of Delaware Management
                                        Business Trust) and each fund in the Delaware Investments Family of Funds

                                        Trustee of Delaware Management Business Trust
----------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                      Senior Vice President/ Treasurer/Controller of Delaware Management Company,
                                        Delaware Lincoln Cash Management, Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc.,
                                        DMH Corp., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                        Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                        Management, Inc., Delaware Management Business Trust, Delaware Investments
                                        U.S., Inc., DIAL Holding Company, Inc., Lincoln National Investment Companies,
                                        Inc. and LNC Administrative Services Corporation

                                        Executive Vice President/Chief Financial Officer/Treasurer and Director of
                                        Delaware Management Trust Company

                                        Executive Vice President/Chief Financial Officer of Retirement Financial
                                        Services, Inc.

                                        Senior Vice President/Treasurer/Corporate Controller of Delaware
                                        International Holdings Ltd.

                                        Senior Vice President/Controller of Delaware Investment Advisers (a series of Delaware Management Business Trust) and each fund in the Delaware
                                        Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
John A. Heffern                         Senior Vice President/Portfolio Manager of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                        Positions and Offices with Delaware Management Company and its affiliates and
                                        ------------------------------------------------------------------------------
Name and Principal Business Address*    other Positions and Offices Held
------------------------------------    --------------------------------
----------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                     Senior Vice President/Human Resources of Delaware Management Company,
                                        Delaware Investment Advisers, Delaware Capital Management, Delaware
                                        Lincoln Cash Management (each a series of Delaware Management Business
                                        Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware Management
                                        Company, Inc., Delaware Service Company, Inc., Retirement Financial
                                        Services, Inc., Delaware Management Trust Company, Delaware Distributors,
                                        L.P., Delaware Distributors, Inc., Delaware General Management, Inc.,
                                        Delaware Management Business Trust, Delaware Investments U.S., Inc., DIAL
                                        Holding Company, Inc., Lincoln National Investment Companies, Inc., LNC
                                        Administrative Services Corporation and each fund in the Delaware
                                        Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                        Senior Vice President/Retail Investor Services of Delaware Management
                                        Company, Delaware Investment Advisers, Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Distributors, Inc.,
                                        Retirement Financial Services, Inc., Delaware Distributors, L.P. and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                     Senior Vice President/General Counsel/Secretary of Delaware Management
                                        Company, Delaware Investment Advisers, Delaware Lincoln Cash Management
                                        (each a series of Delaware Management Business Trust), Delaware Management
                                        Holdings, Inc., DMH Corp., Inc., Delaware Management Trust Company, Delaware
                                        Management Business Trust and Lincoln National Investment Companies, Inc.

                                        Senior Vice President/Deputy General Counsel/Secretary of DIAL Holding
                                        Company, Delaware Investments U.S., Inc., Delaware General Management, Inc.,
                                        Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                        Retirement Financial Services, Inc., LNC Administrative Services Corporation
                                        and each fund in the Delaware Investments Family of Funds

                                        Senior Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                        International Holdings Ltd.

                                        Senior Vice President/General Counsel/Secretary and Director of Delaware
                                        Distributors, Inc. and Delaware Capital Management (a series of Delaware
                                        Management Business Trust)

                                        Senior Vice President/General Counsel/Secretary of Delaware Distributors,
                                        L.P.

                                        General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                        Philadelphia, PA.
----------------------------------------------------------------------------------------------------------------------
Susan L. Natalini                       Senior Vice President/Global Marketing & Client Services of Delaware
                                        Management Company and Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Michael S. Morris                       Senior Vice President/Portfolio Manager of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust)

                                        Vice President/Senior Equity Analyst of each fund in the Delaware
                                        Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                        Positions and Offices with Delaware Management Company and its affiliates and
                                        ------------------------------------------------------------------------------
Name and Principal Business Address*    other Positions and Offices Held
------------------------------------    --------------------------------
----------------------------------------------------------------------------------------------------------------------
John J. O'Connor                        Senior Vice President/Investment Accounting of Delaware Management Company
                                        (each a series of Delaware Management Business Trust) and Delaware Service
                                        Company, Inc.

                                        Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware
                                        Investment Advisers (a series of Delaware Management Business Trust)

                                        Senior Vice President/Assistant Treasurer of each fund in the Delaware
                                        Investments Family of Funds

                                        Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln
                                        National Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------
Timothy L. Rabe                         Senior Vice President/Senior Portfolio Manager of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust)

                                        Vice President/Senior Portfolio Manager of each fund in the Delaware
                                        Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Paul M. Ross                            Senior Vice President/Global Marketing & Client Services of Delaware
                                        Management Company and Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
James L. Shields                        Senior Vice President/Chief Information Officer of Delaware Management
                                        Company, Delaware Investment Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service Company,
                                        Inc., Retirement Financial Services, Inc. and Delaware Distributors, L.P.
----------------------------------------------------------------------------------------------------------------------
David Starer(1)                         Senior Vice President/Portfolio Manager/Senior Equity Analyst of Delaware
                                        Management Company, Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Ward W. Tatge                           Senior Vice President/Senior Research Analyst of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                          Vice President/Equity Trader of Delaware Management Company and Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Christopher S. Adams                    Vice President/Senior Equity Analyst of Delaware Management Company. Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)
                                        and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Damon J. Andres                         Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)
                                        and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Joseph Baxter                           Vice President/Portfolio Manager of Delaware Management Company (a series of
                                        Delaware Management Business Trust)

                                        Vice President/Senior Municipal Bond Trader of Delaware Investment Advisers
                                        (a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Richard E. Biester                      Vice President/Equity Trader of Delaware Management Company and Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio                   Vice President/Senior Equity Trader of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust)
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                        Positions and Offices with Delaware Management Company and its affiliates and
                                        ------------------------------------------------------------------------------
Name and Principal Business Address*    other Positions and Offices Held
------------------------------------    --------------------------------
----------------------------------------------------------------------------------------------------------------------
Michael P. Buckley                      Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                        Management Company, Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                   Vice President/Client Services of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust),
                                        Delaware General Management, Inc. and each fund in the Delaware Investments
                                        Family of Funds
----------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci                       Vice President/Senior Portfolio Manager of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust) and of each fund in the Delaware Investments Family of Funds

                                        Vice President/Portfolio Manager of Delaware Capital Management (a series of
                                        Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Mitchell L. Conery                      Vice President/Senior Portfolio Manager of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
David F. Connor                         Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                        Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                        Management, Delaware Capital Management (each a series of Delaware Management
                                        Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL Holding
                                        Company, Inc., Delaware Investments U.S., Inc., Delaware Management Company,
                                        Inc., Delaware Service Company, Inc., Retirement Financial Services, Inc.,
                                        Delaware Management Trust Company, Delaware Distributors, L.P., Delaware
                                        Distributors, Inc., Delaware General Management, Inc., Delaware Management
                                        Business Trust, Lincoln National Investment Companies, Inc., LNC
                                        Administrative Services Corporation and each fund in the Delaware Investments
                                        Family of Funds

                                        Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                        Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------
Scott E. Decatur(2)                     Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)
                                        and each fund in the Delaware Investment Family of Funds
----------------------------------------------------------------------------------------------------------------------
Joseph F. DeMichele                     Vice President/High Grade Trading of Delaware Management Company (a series of Delaware Management Business Trust)

                                        Vice President/Senior High Grade Trading of Delaware Investment Advisers
                                        (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                        Vice President/Taxation of Delaware Management Company, Delaware Investment
                                        Advisers, Delaware Lincoln Cash Management, Delaware Capital Management, Inc.
                                        (each a series of Delaware Management Business Trust), Delaware Management
                                        Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments
                                        U.S., Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                        Retirement Financial Services, Inc., Delaware Distributors, L.P., Delaware
                                        Distributors, Inc., Delaware General Management, Inc., Delaware Management
                                        Business Trust, Lincoln National Investment Companies, Inc., LNC
                                        Administrative Services Corporation and each fund in the Delaware Investments
                                        Family of Funds

                                        Assistant Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                        Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                        Positions and Offices with Delaware Management Company and its affiliates and
                                        ------------------------------------------------------------------------------
Name and Principal Business Address*    other Positions and Offices Held
------------------------------------    --------------------------------
----------------------------------------------------------------------------------------------------------------------
Phoebe W. Figland                       Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                        each fund in the Delaware Investments Family of Funds

                                        Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                        Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla                         Vice President/Trading Operations of Delaware Management Company and Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Charles E. Fish                         Vice President/Senior Equity Trader of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust)
----------------------------------------------------------------------------------------------------------------------
Clifford M. Fisher(3)                   Vice President/Senior Bond Trader of Delaware Management Company and Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Denise A. Franchetti                    Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware
                                        Management Company, Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust) and each fund in the Delaware Investments Family of
                                        Funds
----------------------------------------------------------------------------------------------------------------------
Brian Funk                              Vice President/High Yield Analyst of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
James A. Furgele                        Vice President/Investment Accounting of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust),
                                        Delaware Service Company, Inc. and each fund in the Delaware Investments
                                        Family of Funds
----------------------------------------------------------------------------------------------------------------------
Brent C. Garrells                       Vice President/ High Yield Analyst of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Stuart M. George                        Vice President/Equity Trader of Delaware Management Company and Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Robert E. Ginsberg                      Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Barry Gladstein                         Vice President/Equity Analyst of Delaware Management Company, Delaware
                                        Investment Advisers, Delaware Capital Management (each a series of Delaware
                                        Management Business Trust) and each fund in the Delaware Investments Family of
                                        Funds
----------------------------------------------------------------------------------------------------------------------
Paul Grillo                             Vice President/Senior Portfolio Manager of Delaware Management Company,
                                        Delaware Investment Advisers, Delaware Capital Management (each a series of
                                        Delaware Management Business Trust) and each fund in the Delaware Investments
                                        Family of Funds
----------------------------------------------------------------------------------------------------------------------
Brian T. Hannon                         Vice President/Equity Analyst of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Jonathan Hatcher(4)                      Vice President/Senior High Yield Trader of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust)
----------------------------------------------------------------------------------------------------------------------
Francis J. Houghton, Jr.                Vice President/Senior Portfolio Manager of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                      Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                        Positions and Offices with Delaware Management Company and its affiliates and
                                        ------------------------------------------------------------------------------
Name and Principal Business Address*    other Positions and Offices Held
------------------------------------    --------------------------------
----------------------------------------------------------------------------------------------------------------------
Cynthia Isom                            Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Audrey E. Kohart                        Vice President/Assistant Controller - Corporate Accounting of Delaware
                                        Management Company and Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                         Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers, Delaware Capital Management (each a series of Delaware
                                        Management Business Trust) and each fund in the Delaware Investments Family of
                                        Funds
----------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                            Vice President/Assistant Controller of Delaware Management Company, Delaware
                                        Investment Advisers, Delaware Lincoln Cash Management, Delaware Capital
                                        Management, Inc. (each a series of Delaware Management Business Trust),
                                        Delaware Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc.,
                                        Delaware Investments U.S., Inc., Delaware Management Company, Inc., Delaware
                                        Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                        Management Trust Company, Delaware Distributor, L.P., Delaware Distributors,
                                        Inc., Delaware General Management, Inc., Delaware Management Business Trust,
                                        Lincoln National Investment Companies, Inc. and LNC Administrative Services
                                        Corporation
----------------------------------------------------------------------------------------------------------------------
SooHee Lee-Lim                          Vice President/Client Services of Delaware Management Company and Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                Vice President/Senior Portfolio Manager of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Francis X. Morris                       Vice President/Senior Portfolio Manager of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust), Delaware General Management, Inc. and each fund in the Delaware
                                        Investments Family of Funds

                                        Vice President/Senior Equity Analyst of Delaware Capital Management (a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
John R. Murray (5)                      Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust)

                                        Assistant Vice President/Senior Equity Analyst of Delaware Investment Advisers
                                        (a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------
Brian L. Murray. Jr.(6)                 Vice President/Associate General Counsel/Assistant Secretary of Delaware
                                        Management Company, Delaware Investment Advisers, Delaware Capital Management
                                        (each a series of Delaware Management Business Trust), Delaware Service
                                        Company, Inc., Delaware Distributors, Inc., Retirement Financial Services,
                                        Inc., Delaware Management Business Trust, Delaware Distributors, L.P., and
                                        each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
David P. O'Connor                       Vice President/Associate General Counsel/Assistant Secretary of Delaware
                                        Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                        Management, Delaware Capital Management (each a series of Delaware Management
                                        Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                        Management Company, Inc., Delaware Service Company, Inc., Retirement Financial
                                        Services, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                        Delaware General Management, Inc., Delaware Management Business Trust,
                                        Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Lincoln National
                                        Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Philip O. Obazee(7)                     Vice President/Derivatives Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                        Positions and Offices with Delaware Management Company and its affiliates and
                                        ------------------------------------------------------------------------------
Name and Principal Business Address*    other Positions and Offices Held
------------------------------------    --------------------------------
----------------------------------------------------------------------------------------------------------------------
Richard Salus                           Vice President/ Assistant Controller of Delaware Management Company, Delaware
                                        Investment Advisers, Delaware Lincoln Cash Management, Delaware Capital
                                        Management (each a series of Delaware Management Business Trust), Delaware
                                        Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                        Delaware Service Company, Inc., Retirement Financial Service, Inc., Delaware
                                        Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                        Inc., Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                        Delaware Management Business Trust, Delaware Investments U.S., Inc., DIAL
                                        Holding Company, Inc., Lincoln National Investment Companies, Inc. and LNC
                                        Administrative Services Corporation
----------------------------------------------------------------------------------------------------------------------
Kevin C. Schildt                        Vice President/Senior Municipal Credit Analyst of Delaware Management Company
                                        and Delaware Investment Advisers (each a series of Delaware Management
                                        Business Trust)

                                        Vice President/Senior Research Analyst of each fund in the Delaware
                                        Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Robert D. Schwartz                      Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                        Vice President of Lincoln National Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------
Richard D. Seidel                       Vice President/Assistant Controller/Manager - Payroll of Delaware Management
                                        Company, Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Investments, U.S.,
                                        Delaware General Management, Inc., Delaware Distributors, Inc., Delaware
                                        Management Business Trust, Retirement Financial Services, Inc., Lincoln
                                        Investment Companies, Inc. and LNC Administrative Services Corporation

                                        Vice President/Assistant Treasurer of Delaware Capital Management (a series of
                                        Delaware Management Business Trust), Delaware Management Holdings, Inc., DHM
                                        Corp., DIAL Holding Company, Inc., Delaware Service Company, Inc., Delaware
                                        Distributors, L.P.,
----------------------------------------------------------------------------------------------------------------------
Brenda L. Sprigman                      Vice President/Business Manager - Fixed Income of Delaware Management Company
                                        and Delaware Investment Advisers (each a series of Delaware Management
                                        Business Trust)
----------------------------------------------------------------------------------------------------------------------
Matthew J. Stephens                     Vice President/Senior High Grade Analyst of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                      Vice President/Facilities & Administrative Services of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of Delaware Management
                                        Business Trust), Delaware Service Company, Inc., Delaware Distributors, L.P.
                                        and Delaware Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman                       Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                           Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Laura Wagner                            Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                        each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------
Chris Welker                            Vice President/Senior High Grade Trader of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware Management Business
                                        Trust)
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                        Positions and Offices with Delaware Management Company and its affiliates and
                                        ------------------------------------------------------------------------------
Name and Principal Business Address*    other Positions and Offices Held
------------------------------------    --------------------------------
----------------------------------------------------------------------------------------------------------------------
James J. Wright                         Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                        Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------

*Business Address is 2005 Market Street, Philadelphia, PA 19103.

----------------------------------------------------------------------------------------------------------------------
1        SENIOR QUANTITATIVE ANALYST, Jacobs Levy Equity Management, 1996-2001.
2        QUANTITATIVE INVESTMENT PROFESSIONAL, Grantham, Mayo, VanOtterloo & Co., 1997-2002
3        VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002
4        SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002
5        TECHNCIAL TRANSFER ANALYST, U.S. Navy, 1998-2000
6        ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002
7        VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, 1998-2001.
----------------------------------------------------------------------------------------------------------------------

Item 27.          Principal Underwriters.

                  (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

                  (b)(1) Information with respect to each officer or partner of principal underwriter:

----------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address*    Positions and Offices with Underwriter   Positions and Offices with Registrant
-------------------------------------   --------------------------------------   -------------------------------------
----------------------------------------------------------------------------------------------------------------------


Delaware Distributors, Inc.             General Partner                           None
----------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers            Limited Partner                           None
----------------------------------------------------------------------------------------------------------------------
Delaware Capital Management             Limited Partner                           None
----------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll                        President/Chief Executive Officer         Executive Vice President/Head of
                                                                                  Fixed Income
----------------------------------------------------------------------------------------------------------------------
David K. Downes                         Executive Vice President/Chief            President/Chief Executive Officer/
                                        Operating Officer/Chief Financial         Chief Financial Officer
                                        Officer
----------------------------------------------------------------------------------------------------------------------
Rene M. Campis                          Executive Vice President/Interim Head     None
                                        of Retail
----------------------------------------------------------------------------------------------------------------------
Diane M. Anderson                       Senior Vice President/Retirement          None
                                        Operations
----------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                     Senior Vice President/Operations          None
----------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                       Senior Vice President/Investment          Senior Vice President/Treasurer
                                        Accounting
----------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                        Senior Vice President/Compliance          Senior Vice President/Compliance
                                        Director                                  Director
----------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                      Senior Vice President/Treasurer/          Senior Vice President/ Corporate
                                        Controller                                Controller
----------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                     Senior Vice President/Human Resources     Senior Vice President/Human
                                                                                  Resources
----------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                        Senior Vice President/Retail Investor     Senior Vice President/Retail
                                        Services                                  Investor Services
----------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                     Senior Vice President/General             Senior Vice President/Deputy General
                                        Counsel/Secretary                         Counsel/ Secretary
----------------------------------------------------------------------------------------------------------------------
James L. Shields                        Senior Vice President/Chief Information   None
                                        Officer
----------------------------------------------------------------------------------------------------------------------
Elisa C. Colkitt                        Vice President/Broker Dealer Operations   None
                                        & Service Support
----------------------------------------------------------------------------------------------------------------------
David F. Connor                         Vice President/Deputy General             Vice President/Deputy General
                                        Counsel/Assistant Secretary               Counsel/Assistant Secretary
----------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                        Vice President/Taxation                   Vice President/Taxation
----------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                      Vice President/Retirement Services        None
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address*    Positions and Offices with Underwriter   Positions and Offices with Registrant
-------------------------------------   --------------------------------------   -------------------------------------
----------------------------------------------------------------------------------------------------------------------

Jeffrey M. Kellogg                      Vice President/Product Manager - Fixed    None
                                        Income & International
----------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                            Vice President/Assistant Controller       None
----------------------------------------------------------------------------------------------------------------------
Nancy Nawn                              Vice President/Senior Wrap Product        None
                                        Manager
----------------------------------------------------------------------------------------------------------------------
David P. O'Connor                       Vice President/Associate General          Vice President/Associate General
                                        Counsel/Assistant Secretary               Counsel/Assistant Secretary
----------------------------------------------------------------------------------------------------------------------
Brian L. Murray, Jr.                    Vice President/Associate General          Vice President/Associate General
                                        Counsel/Assistant Secretary               Counsel/Assistant Secretary
----------------------------------------------------------------------------------------------------------------------
Robinder Pal                            Vice President/Retail e-Business          None
----------------------------------------------------------------------------------------------------------------------
Richard  Salus                          Vice President/Assistant Controller       None
----------------------------------------------------------------------------------------------------------------------
Gordon E. Searles                       Vice President/Client Services            None
----------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                      Vice President/Facilities &               None
                                        Administrative Services
----------------------------------------------------------------------------------------------------------------------
Joseph T. Van Thuyne                    Vice President/Human Resources            None
                                        Generalist
----------------------------------------------------------------------------------------------------------------------

* Business address is 2005 Market Street, Philadelphia, PA 19103.

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as Financial Intermediary Distributor for all the mutual funds in the Delaware Investments family.

                  (b)(2) Information with respect to each officer or partner of LFD:

----------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address*    Positions and Offices with LFD           Positions and Offices with Registrant
------------------------------------    ------------------------------           -------------------------------------
------------------------------------    --------------------------------------   -----------------------------------
Westley V. Thompson                     President/Chief Executive Officer/       None
                                        Director
----------------------------------------------------------------------------------------------------------------------
David M. Kittredge                      Senior Vice President/Chief Operating    None
                                        Officer/Director
----------------------------------------------------------------------------------------------------------------------
Margaret Skinner                        Senior Vice President                    None
----------------------------------------------------------------------------------------------------------------------
Frederick J. Crawford**                 Vice President/Treasurer                 None
----------------------------------------------------------------------------------------------------------------------
Patrick Caufield***                     Vice President/Chief Compliance          None
                                        Officer
----------------------------------------------------------------------------------------------------------------------
Cynthia A. Rose****                     Secretary                                None
----------------------------------------------------------------------------------------------------------------------
    *  2001 Market Street, Philadelphia, PA 19103.
   **  1500 Market Street, Philadelphia, PA 19103.
  ***  350 Church Street, Hartford, CT 06103
 ****  1300 Clinton Street, Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------------------

               (c)      Not Applicable.

Item 28. Location of Accounts and Records. All accounts and records are maintained in Philadelphia at 2005 Market
               Street, Philadelphia, PA 19103-7094.

Item 29.       Management Services.  None.

Item 30.       Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 25th day of August 2003.

                                                 DELAWARE GROUP EQUITY FUNDS III

                                                 By:      Jude T. Driscoll
                                                    ----------------------------
                                                          Jude T. Driscoll
                                                              Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

       Signature                  Title                               Date
-------------------------   --------------------       -------------------------


Jude T. Driscoll               President/Chief Executive         August 25, 2003
-------------------------      Officer (Principal
Jude T. Driscoll               Executive Officer) and Trustee

                        *
-------------------------      Trustee                           August 25, 2003
Walter P. Babich
                        *
-------------------------      Trustee                           August 25, 2003
John H. Durham
                        *
-------------------------      Trustee                           August 25, 2003
John A. Fry
                        *
-------------------------      Trustee                           August 25, 2003
Anthony D. Knerr
                        *
-------------------------      Trustee                           August 25, 2003
Ann R. Leven
                        *
-------------------------      Trustee                           August 25, 2003
Thomas F. Madison
                       *
-------------------------      Trustee                           August 25, 2003
Janet L. Yeomans
                       *
-------------------------      Executive Vice President/Chief    August 25, 2003
Joseph H. Hastings             Financial Officer (Principal
                               Accounting Officer)


                       * By: Jude T. Driscoll
                            -----------------
                             Jude T. Driscoll
                            as Attorney-in-Fact for
                          each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
















                                    Exhibits

                                       to

                                    Form N-1A


















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS

Exhibit No.        Exhibit
-----------        -------
EX-99.E1(i)        Executed Distribution Agreement (May 15, 2003) between
                   Delaware Distributors, L.P. and the Registrant on behalf of each Fund

EX-99.E1(ii)       Form of Second Amended and Restated Financial Intermediary
                   Distribution Agreement (August 21, 2003) between Delaware
                   Distributors, L.P. and Lincoln Financial Distributors, Inc.
                   on behalf of the Registrant

EX-99.G1(ii)       Executed Amendment No. 1 to Schedule A (July 17, 2003) of the
                   Custodian Agreement between JPMorgan Chase Bank and the
                   Registrant

EX-99.G2(ii)       Executed Amendment No. 1 to Schedule A (July 17, 2003) of the
                   Securities Lending Agreement between JPMorgan Chase Bank and the Registrant

EX-99.H1(iii)      Executed Amendment Letter (August 23, 2002) to the
                   Shareholder Services Agreement

EX-99.J            Consent of Auditors

EX-99.P1 Codes of Ethics for the Registrant, Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.

EX-99.Q            Power of Attorneys